-------------------------
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                                                       hours per response: 19.3
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number    811-05685
                                  ----------------------------------------------

                          Williamsburg Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 225 Pictoria Drive, Suite 450        Cincinnati, Ohio            45246
--------------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip code)

                             W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP   One Post Office Square   Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400
                                                     -------------------

Date of fiscal year end:        March 31, 2005
                          ------------------------------------

Date of reporting period:       September 30, 2004
                          ------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   REPORTS TO STOCKHOLDERS.





LETTER TO SHAREHOLDERS                                        SEPTEMBER 30, 2004
================================================================================

                               MARKET COMMENTARY

Performance for Period Ending September 30, 2004

                                                                 Since Inception
            Q3 2004      YTD      1 Year     3 Year*    5 Year*     (1/15/98)
          ----------------------------------------------------------------------
DAVPX        -1.57%      1.69%    11.37%      5.14%      0.92%        3.36%
S&P 500      -1.87%      1.51%    13.87%      4.05%     -1.31%        3.90%
*Annualized

PAST PERFORMANCE IS HISTORICAL AND NOT REPRESENTATIVE NOR A GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CONTACT THE FUND AT 1-888-285-1863. THE INVESTMENT AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE S&P 500 INDEX IS COMPRISED OF 500 U. S. STOCKS AND IS AN INDICATOR OF THE PERFORMANCE OF THE OVERALL STOCK MARKET. AN INVESTOR CANNOT INVEST IN AN INDEX AND ITS RETURNS ARE NOT INDICATIVE OF THE PERFORMANCE OF ANY SPECIFIC INVESTMENT.

The third quarter numbers are in and unfortunately for equity investors most of the ink is red. The fund closed down 1.57% vs. -1.87% for the S&P 500. The only major equity index in the black was the American Stock Exchange Index, which was up 1.8%. The NASDAQ lagged the other indices with a negative 7.2% after leading the pack in the second quarter. While the volatile NASDAQ seems to either lead or lag, it is rarely in the middle.

It should be no surprise with West Texas Crude Oil at $50 a barrel, $2 a gallon gas, and $6.17 per mmbtu of natural gas, that energy stocks have been a bright light this year. In fact, the energy sector's 25% return year-to-date is better than double the next best performing sector, utilities, which increased 11%. We are fortunate to have been overweighted in energy stocks for some time. While our energy weighting has remained fairly consistent, we have periodically taken some profits and redeployed the funds in other energy companies that we felt were undervalued. One such company is Suncor Energy, a diversified energy company whose core business is oil sands, a composition of sand, clay, water and bitumen (oil). The oil sands are converted to crude oil and further refined into gasoline and diesel fuel.

The strength in the energy group has penalized other sectors of the market like retailers. Consumers are adjusting to having fewer dollars to spend after filling up their gas tanks. We typically have had only modest exposure to retailers given their volatile/trendy nature. We much prefer to own companies like Eastman Kodak, an addition this quarter, that have a strong brand identity and sell their products through a mix of outlets.

Another company with a well-recognized brand that we added this quarter is Wachovia Corporation. This $411 billion financial institution was created through the merger of First Union and Wachovia. The company is one of the largest providers of financial services to retail, brokerage and corporate customers throughout the nation.

One area of real weakness in the market has been the technology sector (the worst performing sector for the quarter and year-to-date). We are generally cautious about technology stocks due to their short product cycles. However, given the weakness in the group and Checkpoint Software specifically, we felt we had an attractive entry point into this high quality company that is the leading provider of security software solutions.

Two other sectors that underperformed the S&P 500 were health care and consumer staples, which have historically been considered safe havens in down markets. Clearly times change and with health care, investors are concerned about patent expirations, weak drug pipeline development as well as pricing and regulatory issues. With consumer staple stocks, there are concerns about increasing competition and rising raw material costs. We have reduced our beverage holdings and are shifting investments into areas that have pricing power.

There was a clear rotation from growth to value stocks. Growth lost its lead as value stocks benefited from a decline in interest rates and some growth stocks suffered price declines for failing to meet investor expectations. For companies that lowered guidance, the penalty was severe. While earnings momentum may have slowed from the hyper 20% rate of the past few quarters, the consensus for the third quarter is still strong at approximately 14% and for the fourth quarter 15%. With earnings increasing and relatively flat stock prices, we continue to find attractive investment opportunities despite persistent hand wringing by investors.

                    PROCRASTINATION, PRUDENCE OR DISTRACTION

Do investor debates lead to procrastination, create a distraction, or promote prudence? While the answer is probably all of the above, it is always helpful to filter as much of the static as possible.

The Federal Reserve raised the federal funds rate (the interest rate that banks charge one another for lending money overnight) by one-quarter percent on June 30th, for the first time in four years. This rate hike was widely anticipated and fixed income, and to a lesser degree, equity investors, had postponed investing as if the day's announcement might switch the investment signal from amber to green. With the news of the rate increase, investors were not given any vital answers but instead were left guessing what was in store for the next Federal Reserve meeting.

It is all too easy to find ourselves stuck on a roundabout of endless investment indicators. The landscape always contains seemingly pivotal markers that investors would prefer be in the rearview mirror. There are no shortages today: the threat of terrorism, war in Iraq, the Presidential election, slowing economic growth, and high energy prices. Most of these issues will pass and be forgotten. Remember a year ago the worry was deflation, in the early 90's it was the Resolution Trust Corporation trying to patch together the savings & loan/banking crisis and twenty-five years ago the market would freeze in advance of the release of money supply numbers. Not to say the worries today are not real, they are, but to a great extent they are factored in current prices.

The Federal Reserve has now raised rates three times in as many months while bond yields have actually declined. It's no wonder many individual investors are baffled. Prior to the announcement the ten-year treasury yielded 4.69% and despite two additional one-quarter point increases on August 30th and September 21st the yield on September 30th was 4.12%. As it turned out, their anxiety regarding higher rates was more than priced into the market.

Another investor debate is the economic impact of sustained high energy prices. There is no doubt that higher energy prices are a growth retardant, but will the economy slow significantly? If only investing had the precision of an Excel spreadsheet and it was a simple matter of plugging the number into a formula.

Investors should always question the consensus view. Pete Du Pont points out in a recent Wall Street Journal article that the $2 per gallon price of gasoline today is actually near its 85-year median inflation-adjusted price. Also the average miles-per-gallon for a vehicle in 2000 was 22 up from 13.5 in the early 1970's. During this time median family income expanded from less than $46,000 to $63,000 today. High oil prices also conveniently provide a scapegoat for businesses to blame for disappointing results. The debate will continue, but the fact that the energy sector in the S&P 500 represented 28% of the index in 1980 and now is only 7% should encourage investors to at least question what they are hearing. In short, we have reservations about the view that high oil prices will cause the economy to slow or the consumer to balk.

Our strategy has always been filtering the static to find companies that consistently report solid results. Within the energy sector, we want to invest in companies that are replacing their oil reserves, making new discoveries or have the expertise to help other companies find more oil. Many of the companies we find are not household names.

With energy in the spotlight, it is more difficult to find reasonably priced oil companies. On a longer-term basis the stocks' defensive characteristics, which often include an attractive yield, make energy stocks core holdings in our portfolios. With developing countries like China boosting imports 40% alone this year, we believe energy prices will remain higher than normal. We keep our enthusiasm in check by reminding ourselves that with oil at $50 per barrel it is about as good as it has ever gotten for the energy companies.

Some investors are on the fence debating the market impact of the November election. In reviewing several studies from various sources, the data is contradictory and at times surprising. Unfortunately, by the time macro events filter down to individual companies, there are just too many other factors involved to draw any profitable investment conclusions.

Pondering universal issues is a popular pastime with questionable investment value. We believe we are better off focusing on more constant and substantial issues such as earnings, quality of management, barriers to entry and valuation levels.

Interest rates have declined and corporate profits are up. Stocks continue to look more attractive. Recent weakness in technology stocks caused by lower guidance has caught our eye. A disappointing quarter often starts a debate that may conceal a company's competitive advantage but also presents us with a fresh investment at a lower price.

The market always faces a number of uncertainties that on any given day may "bubble up," exaggerate stock price movements, and launch fresh concerns. While unnerving in the short run, such seemingly knee jerk reactions in stock prices often create attractive investment opportunities for investors who keep their emotions in check and remain disciplined in their stock selection process. We continue to search for new ideas and look forward to updating you after the first of the year.



                                           Sincerely,

                                           Davenport & Company, LLC


THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
===================================================================================================

                      COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                     THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

[GRAPHIC OMITTED]


             STANDARD & POOR'S 500 INDEX                       THE DAVENPORT EQUITY FUND
             ----------------------------                      -------------------------

                        QTRLY                                               QTRLY
     DATE               RETURN           BALANCE         DATE              RETURN         BALANCE
     ----               ------           -------         ----              ------         -------
   01/15/98                               10,000       01/15/98                            10,000
   03/31/98             16.25%            11,625       03/31/98             11.40%         11,140
   06/30/98              3.30%            12,009       06/30/98              1.39%         11,295
   09/30/98             -9.95%            10,815       09/30/98            -11.91%          9,950
   12/31/98             21.30%            13,118       12/31/98             15.78%         11,520
   03/31/99              4.98%            13,771       03/31/99              4.95%         12,090
   06/30/99              7.05%            14,742       06/30/99              5.12%         12,709
   09/30/99             -6.24%            13,822       09/30/99             -6.21%         11,920
   12/31/99             14.88%            15,878       12/31/99             11.75%         13,320
   03/31/00              2.29%            16,242       03/31/00              4.31%         13,894
   06/30/00             -2.66%            15,811       06/30/00             -3.15%         13,457
   09/30/00             -0.97%            15,658       09/30/00             -0.94%         13,330
   12/31/00             -7.82%            14,432       12/31/00             -0.78%         13,226
   03/31/01            -11.86%            12,721       03/31/01            -12.44%         11,580
   06/30/01              5.85%            13,466       06/30/01              3.33%         11,966
   09/30/01            -14.68%            11,489       09/30/01            -10.26%         10,738
   12/31/01             10.69%            12,717       12/31/01              9.02%         11,707
   03/31/02              0.27%            12,752       03/31/02              1.78%         11,915
   06/30/02            -13.40%            11,044       06/30/02             -8.41%         10,913
   09/30/02            -17.28%             9,136       09/30/02            -14.89%          9,288
   12/31/02              8.44%             9,906       12/31/02              5.52%          9,801
   03/31/03             -3.15%             9,594       03/31/03             -3.55%          9,453
   06/30/03             15.39%            11,071       06/30/03             14.08%         10,784
   09/30/03              2.65%            11,364       09/30/03              3.90%         11,205
   12/31/03             12.18%            12,748       12/31/03              9.52%         12,271
   03/31/04              1.69%            12,964       03/31/04              3.00%         12,639
   06/30/04              1.72%            13,187       06/30/04              0.30%         12,677
   09/30/04             -1.87%            12,941       09/30/04             -1.57%         12,479


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                              Average Annual Total Returns(a)
                                          (for periods ended September 30, 2004)

                                         1 YEAR     5 YEARS     SINCE INCEPTION*
The Davenport Equity Fund                11.37%      0.92%          3.36%
Standard & Poor's 500 Index              13.87%     (1.31%)         3.92%
--------------------------------------------------------------------------------

*    Initial  public  offering  of shares was  January 15,  1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX

[GRAPHIC OMITTED]

                                                  (% of Portfolio)

                                          Davenport Equity       S&P 500
                                                Fund              Index
                                       -------------------------------------
Consumer Discretionary                          12.4%             11.1%
Consumer Staples                                 9.8%             10.7%
Energy                                          11.2%              7.4%
Financials                                      18.3%             20.7%
Health Care                                     13.6%             13.1%
Industrials                                      6.0%             11.6%
Information Technology                          15.0%             15.7%
Materials                                        6.2%              3.1%
Telecommunication Services                       3.5%              3.7%
Utilities                                        2.3%              2.9%
Cash Equivalents                                 1.7%              0.0%


TOP TEN HOLDINGS
                                                                   %
     SECURITY DESCRIPTION                                    OF NET ASSETS
     -------------------------------------------             -------------

     America Movil, S.A. de C.V. - Series L - ADR ...........     3.5%
     SYSCO Corporation ......................................     3.0%
     Markel Corporation .....................................     3.0%
     Anheuser-Busch Companies, Inc. .........................     2.9%
     Johnson & Johnson ......................................     2.7%
     Dell, Inc. .............................................     2.6%
     Capital One Financial Corporation ......................     2.6%
     Microsoft Corporation ..................................     2.6%
     Exxon Mobil Corporation ................................     2.4%
     American Express Company ...............................     2.4%

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
ASSETS
  Investments in securities:
     At acquisition cost ....................................... $ 103,283,710
                                                                 =============
     At market value (Note 1) .................................. $ 123,304,639
  Dividends receivable .........................................        65,509
  Receivable for capital shares sold ...........................       347,413
  Other assets .................................................        14,185
                                                                 -------------
     TOTAL ASSETS ..............................................   123,731,746
                                                                 -------------

LIABILITIES
  Dividends payable ............................................         5,110
  Payable for capital shares redeemed ..........................       130,982
  Accrued investment advisory fees (Note 3) ....................        78,190
  Accrued administration fees (Note 3) .........................        14,900
  Other accrued expenses and liabilities .......................           541
                                                                 -------------
     TOTAL LIABILITIES .........................................       229,723
                                                                 -------------

NET ASSETS ..................................................... $ 123,502,023
                                                                 =============


Net assets consist of:
Paid-in capital ................................................ $ 113,266,975
Undistributed net investment income ............................         7,654
Accumulated net realized losses from security transactions .....    (9,793,535)
Net unrealized appreciation on investments .....................    20,020,929
                                                                 -------------
Net assets ..................................................... $ 123,502,023
                                                                 =============


Shares of beneficial interest outstanding (unlimited number
 of shares authorized, no par value) ...........................    10,183,651
                                                                 =============


Net asset value, offering price and redemption price per
 share (Note 1) ................................................ $      12.13
                                                                 =============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
INVESTMENT INCOME
 Dividends ..................................................... $     719,283
 Interest ......................................................         4,774
                                                                 -------------
  TOTAL INVESTMENT INCOME ......................................       724,057
                                                                 -------------

EXPENSE
 Investment advisory fees (Note 3) .............................       456,220
 Administration fees (Note 3) ..................................        89,943
 Professional fees .............................................         7,490
 Printing of shareholder reports ...............................         7,149
 Postage and supplies ..........................................         6,775
 Registration fees .............................................         6,591
 Custodian fees ................................................         6,404
 Trustees' fees and expenses ...................................         5,239
 Insurance expense .............................................         3,982
 Other expenses ................................................           251
                                                                 -------------
  TOTAL EXPENSES ...............................................       590,044
                                                                 -------------
NET INVESTMENT INCOME ..........................................       134,013
                                                                 -------------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
 Net realized losses from security transactions ................     (541,878)
 Net change in unrealized appreciation/
  depreciation on investments...................................   (1,172,999)
                                                                 -------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ..............   (1,714,877)
                                                                 -------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..................... $ (1,580,864)
                                                                 =============

See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================
                                                                   SIX MONTHS
                                                                     ENDED            YEAR
                                                                    SEPT. 30,        ENDED
                                                                      2004          MARCH 31,
                                                                   (UNAUDITED)        2004
----------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ........................................ $    134,013    $    361,904
  Net realized losses from security transactions ...............     (541,878)     (1,114,313)
  Net change in unrealized appreciation/
   depreciation on investments .................................   (1,172,999)     28,283,960
                                                                -------------   -------------
Net increase (decrease) in net assets from operations ..........   (1,580,864)     27,531,551
                                                                -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income ....................................     (131,639)       (362,957)
                                                                -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold .....................................   10,134,922      27,808,350
 Net asset value of shares issued in
  reinvestment of distributions to shareholders ................      122,234         338,578
 Payments for shares redeemed ..................................   (6,811,418)    (10,020,219)
                                                                -------------   -------------
Net increase in net assets from capital share transactions .....    3,445,738      18,126,709
                                                                -------------   -------------

TOTAL INCREASE IN NET ASSETS ...................................    1,733,235      45,295,303

NET ASSETS
 Beginning of period ...........................................  121,768,788      76,473,485
                                                                -------------   -------------
 End of period ................................................. $123,502,023    $121,768,788
                                                                =============   =============

UNDISTRIBUTED NET INVESTMENT INCOME ............................ $      7,654    $      5,280
                                                                =============   =============
CAPITAL SHARE ACTIVITY
 Sold ..........................................................      835,785       2,475,801
 Reinvested ....................................................       10,001          29,749
 Redeemed ......................................................     (563,059)       (886,698)
                                                                -------------   -------------
 Net increase in shares outstanding ............................      282,727       1,618,852
 Shares outstanding at beginning of period .....................    9,900,924       8,282,072
                                                                -------------   -------------
 Shares outstanding at end of period ...........................   10,183,651       9,900,924
                                                                =============   =============
See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED
                                                                    SEPT. 30,                  YEARS ENDED MARCH 31,
                                                                      2004      ----------------------------------------------------
                                                                   (UNAUDITED)  2004        2003       2002       2001      2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........................    $ 12.30     $  9.23   $ 11.71    $ 11.42    $ 13.75    $ 12.01
                                                                    -------     -------   -------    -------    -------    -------

Income (loss) from investment operations:
 Net investment income .........................................       0.01        0.04      0.06       0.04       0.05       0.04
 Net realized and unrealized gains
  (losses) on investments ......................................      (0.17)       3.07     (2.48)      0.29      (2.34)      1.75
                                                                    -------     -------   -------    -------    -------    -------
Total from investment operations ...............................      (0.16)       3.11     (2.42)      0.33      (2.29)      1.79
                                                                    -------     -------   -------    -------    -------    -------

Less distributions:
 Dividends from net investment income ..........................      (0.01)      (0.04)    (0.06)     (0.04)     (0.04)     (0.05)
                                                                    -------     -------   -------    -------    -------    -------

Net asset value at end of period ...............................    $ 12.13     $ 12.30    $ 9.23    $ 11.71    $ 11.42    $ 13.75
                                                                    =======     =======    ======    =======    =======    =======


Total return (a) ...............................................     (1.28%)(b)   33.72%   (20.66%)     2.89%    (16.65%)    14.93%
                                                                     ======       =====    ======       ====     ======      =====

Net assets at end of period (000's) ...........................    $123,502    $121,769   $76,473    $82,515    $70,160    $77,626
                                                                   ========    ========   =======    =======    =======    =======

Ratio of net expenses to average net assets ....................     0.97%(c)      1.00%     1.04%      1.02%      1.00%      1.01%

Ratio of net investment income to
 average net assets ............................................     0.22%(c)      0.35%     0.62%      0.35%      0.36%      0.35%

Portfolio turnover rate ........................................       29%(c)        25%       18%        13%        25%        17%

(a)  Total  returns are a measure of the change in value of an  investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
    SHARES      COMMON STOCKS -- 98.3%                               VALUE
--------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY -- 12.4%
      89,156    CarMax, Inc. (a) ............................... $   1,921,312
      72,363    Eastman Kodak Company ..........................     2,331,536
      42,553    Estee Lauder Companies, Inc. - Class A .........     1,778,715
      59,164    E.W. Scripps Company - Class A (The) ...........     2,826,856
      48,117    Harrah's Entertainment, Inc. ...................     2,549,239
      58,937    International Game Technology, Inc. ............     2,118,785
      33,451    Lowe's Companies, Inc. .........................     1,818,062
                                                                 -------------
                                                                    15,344,505
                                                                 -------------
                CONSUMER STAPLES -- 9.8%
      72,194    Anheuser-Busch Companies, Inc. .................     3,606,090
      42,325    Colgate-Palmolive Company ......................     1,912,244
     124,619    SYSCO Corporation ..............................     3,728,600
      79,959    Walgreen Company ...............................     2,864,931
                                                                 -------------
                                                                    12,111,865
                                                                 -------------
                ENERGY -- 11.2%
      31,184    BP Amoco PLC - ADR .............................     1,794,016
      32,914    EOG Resources, Inc. ............................     2,167,387
      61,053    Exxon Mobil Corporation ........................     2,950,691
      30,556    Murphy Oil Corporation .........................     2,651,344
      30,752    Schlumberger Limited ...........................     2,069,917
      67,357    Suncor Energy, Inc. ............................     2,156,098
                                                                 -------------
                                                                    13,789,453
                                                                 -------------
                FINANCIALS -- 18.3%
      57,271    American Express Company .......................     2,947,166
      51,892    Bank of America Corporation ....................     2,248,480
      77,369    Bank of New York Company, Inc. (The) ...........     2,256,854
         851    Berkshire Hathaway, Inc. - Class B (a) .........     2,443,221
      43,263    Capital One Financial Corporation ..............     3,197,136
      34,588    Hilb, Rogal & Hamilton Company .................     1,252,777
      42,630    Jefferson-Pilot Corporation ....................     2,117,006
      11,947    Markel Corporation (a) .........................     3,684,455
      51,086    Wachovia Corporation ...........................     2,398,488
                                                                 -------------
                                                                    22,545,583
                                                                 -------------
                HEALTHCARE -- 13.6%
      47,178    Amgen, Inc. (a) ................................     2,674,049
      28,963    Anthem, Inc. (a) ...............................     2,527,022
      31,630    Eli Lilly and Company ..........................     1,899,381
      59,424    Johnson & Johnson ..............................     3,347,354
      31,858    Medtronic, Inc. ................................     1,653,430
      64,376    Pfizer, Inc. ...................................     1,969,906
      35,358    Zimmer Holdings, Inc. (a) ......................     2,794,696
                                                                 -------------
                                                                    16,865,838
                                                                 -------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES      COMMON STOCKS -- 98.3% (CONTINUED)                   VALUE
--------------------------------------------------------------------------------
                INDUSTRIALS -- 6.0%
      27,962    General Dynamics Corporation ................... $   2,854,920
      72,340    General Electric Company .......................     2,429,177
      25,259    United Technologies Corporation ................     2,358,685
                                                                 -------------
                                                                     7,642,782
                                                                 -------------
                INFORMATION TECHNOLOGY -- 15.0%
      99,214    Check Point Software Technologies Limited (a) ..     1,683,662
     125,361    Cisco Systems, Inc. (a) ........................     2,269,034
      91,004    Dell Computer Corporation (a) ..................     3,239,742
      36,409    Electronic Arts, Inc. (a) ......................     1,674,450
      50,517    First Data Corporation .........................     2,197,490
      75,180    Intel Corporation ..............................     1,508,111
      29,418    International Business Machines Corporation ....     2,522,299
     113,914    Microsoft Corporation ..........................     3,149,722
                                                                 -------------
                                                                    18,244,510
                                                                 -------------
                MATERIALS -- 6.2%
      53,089    Dow Chemical Company (The) .....................     2,398,561
      68,949    Praxair, Inc. ..................................     2,946,880
      21,390    Rio Tinto PLC - ADR ............................     2,324,023
                                                                 -------------
                                                                     7,669,464
                                                                 -------------
                TELECOMMUNICATIONS SERVICES -- 3.5%
     110,820    America Movil, S.A. de C.V. - Series L - ADR ...     4,325,305
                                                                 -------------

                UTILITIES -- 2.3%
      44,173    Dominion Resources, Inc. .......................     2,882,288
                                                                 -------------

                TOTAL COMMON STOCKS (Cost $101,400,664)          $ 121,421,593

================================================================================
    SHARES      MONEY MARKETS -- 1.5%                                VALUE
--------------------------------------------------------------------------------
   1,883,046    First American Treasury Obligation Fund -
                 Class S ($1,883,046) .......................... $   1,883,046
                                                                 -------------
                TOTAL INVESTMENTS AT VALUE -- 99.8%
                 (Cost $103,283,710) ........................... $ 123,304,639

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%...       197,384
                                                                 -------------
                NET ASSETS -- 100.0% ........................... $ 123,502,023
                                                                 =============


(a) Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is asummary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income
securities   purchased  are  amortized  using  the  interest  method.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. There were no differences between the book basis and tax basis of distributions for the periods ended September 30, 2004 and March 31, 2004.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2004:
--------------------------------------------------------------------------------
Cost of portfolio investments .................................. $103,328,878
                                                                 ============
Gross unrealized appreciation .................................. $ 23,440,376
Gross unrealized depreciation ..................................   (3,464,615)
                                                                 ------------
Net unrealized appreciation .................................... $ 19,975,761
Undistributed ordinary income ..................................       12,764
Capital loss carryforwards .....................................   (9,206,489)
Other losses ...................................................     (541,878)
Other temporary differences ....................................       (5,110)
                                                                 ------------
Accumulated earnings ........................................... $ 10,235,048
                                                                 ============
--------------------------------------------------------------------------------
The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and result from the tax deferral of losses on wash sales.

As of March 31, 2004, the Fund had the following capital loss carryforwards for federal income tax purposes:
--------------------------------------------------------------------------------
                                      Amount            Expires March 31,
--------------------------------------------------------------------------------
Davenport Equity Fund              $   154,428               2008
                                     1,875,902               2010
                                     5,066,211               2011
                                     2,109,948               2012
                                 -------------
                                   $ 9,206,489
                                 =============
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.  INVESTMENT  TRANSACTIONS
During the six months ended September 30, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $24,573,829 and $17,182,520, respectively.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3. TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus.

4. CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Davenport Equity Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.
--------------------------------------------------------------------------------
                               Beginning           Ending
                             Account Value      Account Value     Expenses Paid
                            March 31, 2004     Sept. 30, 2004     During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return    $1,000.00        $   987.23            $4.83
--------------------------------------------------------------------------------
Based on Hypothetical 5%
  Return (before expenses)     $1,000.00        $ 1,020.21            $4.91
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 0.97% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC                            DAVENPORT
One James Center                                  EQUITY FUND
901 East Cary Street                             ------------
Richmond, Virginia 23219-4037

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217
                                               SEMI-ANNUAL REPORT
CUSTODIAN
US Bank                                        September 30, 2004
425 Walnut Street
Cincinnati, Ohio 45202                            (Unaudited)

INDEPENDENT AUDITORS
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

================================================================================
     ----------------------------------------------------------------------




                                      THE


         [GRAPHIC OMITTED]  FLIPPIN, BRUCE & PORTER


                                     FUNDS


                        --------------------------------

                                 FBP VALUE FUND
                               FBP BALANCED FUND





                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2004
                                  (UNAUDITED)







                                 NO-LOAD FUNDS








     ----------------------------------------------------------------------
================================================================================

LETTER TO SHAREHOLDERS                                         NOVEMBER 11, 2004
================================================================================

We are pleased to report on the progress of your Funds and their investments for the semi-annual period ending September 30, 2004.

The equity markets over this six-month period were sluggish, reflecting uncertainty over a number of issues including a softening economy, higher oil prices, Iraq and the presidential election. Energy and Utilities were both strong performers during this period, the former due to the unexpected spike in oil prices, and the latter reflecting economic uncertainty. Additionally, the Health Care sector lagged as the presidential election heightened concerns over healthcare costs and drug re-importation. Thus, due to the Funds' weightings in these sectors, on a short-term basis their returns were held back relative to the S&P 500. However, returns for the twelve months ending September 30, 2004 have been rewarding, with the FBP Value Fund up 14.12% and the FBP Balanced Fund up 10.51%.

Following a brief summertime slowdown, the economy appears to be slightly re-accelerating and should finish 2004 on a positive note, with real Gross Domestic Product growth of 4% or more. We expect continued healthy growth next year, though more likely closer to 3%. Positives in the outlook continue to be low inflation, low interest rates, and stable consumer spending. The beneficial effects of tax cuts and mortgage refinancing will be complete, thus future consumer spending growth will derive from wage gains and increased employment. Higher energy prices are expected to create a drag next year, reflecting the normal lag between significant price moves and their economic impact. While the Federal Reserve may well increase interest rates again between now and year-end, short rates will still be quite low compared to past periods of economic expansion.

Currently, we have a positive view of stocks for many reasons. Long-term earnings power and dividend paying ability continue to improve for many companies due to the growing economy. Corporate cash balances remain extremely high, giving companies unprecedented financial flexibility. In our opinion valuation levels are attractive. For example, the stocks in both Funds are valued at 13 times estimated earnings versus 15.9 times for the S&P 500 as of September 30, 2004. We believe these positive attributes should in time be reflected in improved valuations. We are less optimistic in our outlook for fixed income returns. Therefore, due to the absolute low level of interest rates and the likelihood of higher rates the bond portion of the Balanced Fund remains defensively positioned.

Please review the new portfolio summary information we have added on pages 4 and 5 for each Fund. This includes general Fund information as well as security characteristics, asset allocation, sector concentrations and top holdings.

We thank you for your continued confidence and investment in the Flippin, Bruce & Porter Funds.



/s/ John T. Bruce
John T. Bruce, CFA
President - Portfolio Manager

COMPARATIVE CHARTS
================================================================================
Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.




                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                                [GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX            FBP VALUE FUND
 ---------------------------            --------------

           QTRLY                             QTRLY
 DATE      RETURN   BALANCE        DATE     RETURN    BALANCE
 ----      ------   -------        ----     ------    -------
09/30/94             10,000      09/30/94             10,000
12/31/94   -0.02%     9,998      12/31/94   -1.30%     9,870
03/31/95    9.74%    10,971      03/31/95    6.42%    10,503
06/30/95    9.55%    12,019      06/30/95    9.37%    11,487
09/30/95    7.95%    12,974      09/30/95    8.53%    12,467
12/31/95    6.02%    13,755      12/31/95    3.24%    12,871
03/31/96    5.37%    14,493      03/31/96    5.71%    13,606
06/30/96    4.49%    15,144      06/30/96    4.54%    14,224
09/30/96    3.09%    15,612      09/30/96    2.42%    14,567
12/31/96    8.34%    16,913      12/31/96    8.47%    15,801
03/31/97    2.68%    17,367      03/31/97    1.30%    16,007
06/30/97   17.46%    20,399      06/30/97   13.93%    18,237
09/30/97    7.49%    21,927      09/30/97    9.47%    19,964
12/31/97    2.87%    22,556      12/31/97   -0.73%    19,818
03/31/98   13.95%    25,703      03/31/98   12.19%    22,234
06/30/98    3.30%    26,552      06/30/98   -0.35%    22,156
09/30/98   -9.95%    23,911      09/30/98  -15.36%    18,753
12/31/98   21.30%    29,003      12/31/98   24.61%    23,369
03/31/99    4.98%    30,448      03/31/99    2.51%    23,955
06/30/99    7.05%    32,594      06/30/99   13.47%    27,182
09/30/99   -6.24%    30,559      09/30/99  -13.16%    23,603
12/31/99   14.88%    35,106      12/31/99    2.69%    24,239
03/31/00    2.29%    35,911      03/31/00   -6.51%    22,661
06/30/00   -2.66%    34,957      06/30/00   -3.59%    21,846
09/30/00   -0.97%    34,618      09/30/00    4.01%    22,721
12/31/00   -7.82%    31,909      12/31/00    4.64%    23,775
03/31/01  -11.86%    28,126      03/31/01    2.15%    24,286
06/30/01    5.85%    29,772      06/30/01    7.42%    26,087
09/30/01  -14.68%    25,402      09/30/01  -12.12%    22,925
12/31/01   10.69%    28,116      12/31/01   15.51%    26,481
03/31/02    0.27%    28,194      03/31/02    0.14%    26,517
06/30/02  -13.40%    24,417      06/30/02  -12.74%    23,139
09/30/02  -17.28%    20,198      09/30/02  -16.85%    19,241
12/31/02    8.44%    21,903      12/31/02    7.75%    20,733
03/31/03   -3.15%    21,213      03/31/03   -6.14%    19,460
06/30/03   15.39%    24,478      06/30/03   19.79%    23,311
09/30/03    2.65%    25,126      09/30/03    4.57%    24,376
12/31/03   12.18%    28,185      12/31/03   12.20%    27,350
03/31/04    1.69%    28,663      03/31/04    4.31%    28,530
06/30/04    1.72%    29,156      06/30/04    1.18%    28,865
09/30/04   -1.87%    28,612      09/30/04   -3.62%    27,819


   CONSUMER PRICE INDEX
   ---------------------

           QTRLY
 DATE      RETURN   BALANCE
 ----      ------   -------
09/30/94             10,000
12/31/94    0.60%    10,060
03/31/95    0.80%    10,141
06/30/95    0.90%    10,232
09/30/95    0.40%    10,273
12/31/95    0.50%    10,325
03/31/96    0.80%    10,408
06/30/96    1.10%    10,522
09/30/96    0.44%    10,569
12/31/96    0.82%    10,656
03/31/97    0.70%    10,730
06/30/97    0.19%    10,750
09/30/97    0.44%    10,797
12/31/97    0.62%    10,864
03/31/98    0.12%    10,877
06/30/98    0.56%    10,938
09/30/98    0.42%    10,984
12/31/98    0.42%    11,031
03/31/99    0.24%    11,058
06/30/99    0.91%    11,158
09/30/99    0.54%    11,218
12/31/99    0.78%    11,306
03/31/00    0.95%    11,413
06/30/00    1.00%    11,528
09/30/00    0.76%    11,615
12/31/00    0.75%    11,702
03/31/01    0.98%    11,817
06/30/01    1.08%    11,945
09/30/01   -0.11%    11,931
12/31/01   -0.06%    11,924
03/31/02    0.23%    11,952
06/30/02    1.12%    12,086
09/30/02    0.50%    12,146
12/31/02    0.33%    12,186
03/31/03    0.99%    12,307
06/30/03    0.22%    12,334
09/30/03    0.60%    12,408
12/31/03   -0.05%    12,402
03/31/04    0.92%    12,516
06/30/04    1.56%    12,711
09/30/04    0.21%    12,738

Past performance is not predictive of future performance.

                               FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX            FBP BALANCED FUND
 ---------------------------            -----------------

           QTRLY                             QTRLY
 DATE      RETURN   BALANCE        DATE     RETURN    BALANCE
 ----      ------   -------        ----     ------    -------
09/30/94             10,000      09/30/94    4.83%    10,000
12/31/94   -0.02%     9,998      12/31/94   -0.97%     9,903
03/31/95    9.74%    10,971      03/31/95    6.35%    10,532
06/30/95    9.55%    12,019      06/30/95    7.70%    11,342
09/30/95    7.95%    12,974      09/30/95    6.43%    12,072
12/31/95    6.02%    13,755      12/31/95    3.10%    12,446
03/31/96    5.37%    14,493      03/31/96    3.96%    12,939
06/30/96    4.49%    15,144      06/30/96    3.40%    13,379
09/30/96    3.09%    15,612      09/30/96    1.70%    13,607
12/31/96    8.34%    16,913      12/31/96    6.62%    14,508
03/31/97    2.68%    17,367      03/31/97    0.92%    14,641
06/30/97   17.46%    20,399      06/30/97   11.41%    16,310
09/30/97    7.49%    21,927      09/30/97    7.62%    17,554
12/31/97    2.87%    22,556      12/31/97   -0.30%    17,501
03/31/98   13.95%    25,703      03/31/98    8.94%    19,065
06/30/98    3.30%    26,552      06/30/98    0.90%    19,237
09/30/98   -9.95%    23,911      09/30/98  -10.04%    17,306
12/31/98   21.30%    29,003      12/31/98   16.44%    20,150
03/31/99    4.98%    30,448      03/31/99    2.88%    20,730
06/30/99    7.05%    32,594      06/30/99    8.78%    22,551
09/30/99   -6.24%    30,559      09/30/99   -9.14%    20,490
12/31/99   14.88%    35,106      12/31/99    3.56%    21,220
03/31/00    2.29%    35,911      03/31/00   -4.14%    20,341
06/30/00   -2.66%    34,957      06/30/00   -3.07%    19,718
09/30/00   -0.97%    34,618      09/30/00    4.03%    20,513
12/31/00   -7.82%    31,909      12/31/00    4.54%    21,444
03/31/01  -11.86%    28,126      03/31/01    1.82%    21,834
06/30/01    5.85%    29,772      06/30/01    5.04%    22,935
09/30/01  -14.68%    25,402      09/30/01   -6.91%    21,351
12/31/01   10.69%    28,116      12/31/01   10.40%    23,572
03/31/02    0.27%    28,194      03/31/02   -0.21%    23,521
06/30/02  -13.40%    24,417      06/30/02   -8.71%    21,472
09/30/02  -17.28%    20,198      09/30/02  -10.78%    19,158
12/31/02    8.44%    21,903      12/31/02    6.15%    20,337
03/31/03   -3.15%    21,213      03/31/03   -3.03%    19,720
06/30/03   15.39%    24,478      06/30/03   14.38%    22,557
09/30/03    2.65%    25,126      09/30/03    3.34%    23,311
12/31/03   12.18%    28,185      12/31/03    8.98%    25,404
03/31/04    1.69%    28,663      03/31/04    3.39%    26,265
06/30/04    1.72%    29,156      06/30/04    0.61%    26,426
09/30/04   -1.87%    28,612      09/30/04   -2.52%    25,760


   CONSUMER PRICE INDEX
   ---------------------

           QTRLY
 DATE      RETURN   BALANCE
 ----      ------   -------
09/30/94             10,000
12/31/94    0.60%    10,060
03/31/95    0.80%    10,141
06/30/95    0.90%    10,232
09/30/95    0.40%    10,273
12/31/95    0.50%    10,325
03/31/96    0.80%    10,408
06/30/96    1.10%    10,522
09/30/96    0.44%    10,569
12/31/96    0.82%    10,656
03/31/97    0.70%    10,730
06/30/97    0.19%    10,750
09/30/97    0.44%    10,797
12/31/97    0.62%    10,864
03/31/98    0.12%    10,877
06/30/98    0.56%    10,938
09/30/98    0.42%    10,984
12/31/98    0.42%    11,031
03/31/99    0.24%    11,058
06/30/99    0.91%    11,158
09/30/99    0.54%    11,218
12/31/99    0.78%    11,306
03/31/00    0.95%    11,413
06/30/00    1.00%    11,528
09/30/00    0.76%    11,615
12/31/00    0.75%    11,702
03/31/01    0.98%    11,817
06/30/01    1.08%    11,945
09/30/01   -0.11%    11,931
12/31/01   -0.06%    11,924
03/31/02    0.23%    11,952
06/30/02    1.12%    12,086
09/30/02    0.50%    12,146
12/31/02    0.33%    12,186
03/31/03    0.99%    12,307
06/30/03    0.22%    12,334
09/30/03    0.60%    12,408
12/31/03   -0.05%    12,402
03/31/04    0.92%    12,516
06/30/04    1.56%    12,711
09/30/04    0.21%    12,738

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                      (FOR YEARS ENDED SEPTEMBER 30, 2004)

                                          1 YEAR      5 YEARS    10 YEARS
FBP Value Fund                            14.12%       3.34%       10.77%
FBP Balanced Fund                         10.51%       4.68%        9.92%
Standard & Poor's 500 Index               13.87%      (1.31%)      11.09%
Consumer Price Index                       2.66%       2.57%        2.45%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================

GENERAL INFORMATION                               ASSET ALLOCATION
---------------------------------------------    -------------------------------
Net Asset Value Per Share         $ 24.14            [GRAPHIC OMITTED]
Total Net Assets (Millions)       $  57.3
Current Expense Ratio                0.99%       Cash Equivalents         8.4%
Portfolio Turnover                     14%       Stocks                  91.6%
Fund Inception Date               7/30/93

                          FBP VALUE   S&P 500
STOCK CHARACTERISTICS        FUND      INDEX
---------------------------------------------
Number of Stocks               46       500
Weighted Avg Market
 Capitalization (Billions)   82.8      90.0
Price-to-Earnings Ratio      13.0      15.9
Price-to-Book Value           2.1       2.9



INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                                  (% of Portfolio)

                                          FBP Value Fund      S&P 500 Index
                                       ------------------    ---------------
Consumer Discretionary                        7.5%                11.1%
Consumer Staples                              3.3%                10.7%
Energy                                        5.0%                 7.4%
Financials                                   32.6%                20.7%
Health Care                                  16.9%                13.1%
Industrials                                  11.2%                11.6%
Information Technology                       10.6%                15.7%
Materials                                     2.0%                 3.1%
Telecommunication Services                    2.5%                 3.7%
Utilities                                     0.0%                 2.9%
Cash Equivalents                              8.4%                 0.0%



     TOP TEN HOLDINGS                                 % OF NET ASSETS
     ----------------                                 ---------------
     J.P. Morgan Chase & Company                             4.4%
     Citigroup, Inc.                                         3.9%
     Bank of America Corporation                             3.5%
     Wachovia Corporation                                    3.4%
     Cendant Corporation                                     3.2%
     Hewlett-Packard Company                                 3.2%
     International Business Machines Corporation             3.0%
     St. Paul Travelers Companies, Inc. (The)                2.9%
     Pfizer, Inc.                                            2.9%
     HCA, Inc.                                               2.7%

FBP BALANCED FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================


GENERAL INFORMATION                              ASSET ALLOCATION
---------------------------------------------    -------------------------------
Net Asset Value Per Share             $ 17.92
Total Net Assets ( Millions )          $ 58.4        [GRAPHIC OMITTED]
Current Expense Ratio                   0.96%
Portfolio Turnover                        20%     Cash Equivalents        7.1%
Fund Inception Date                    7/3/89     Fixed Income           24.2%
                                                  Stocks                 68.7%

STOCK PORTFOLIO ( 68.7% OF FUND )
--------------------------------------------------------------------------------------------------
Number of Stocks                 47       TOP TEN HOLDINGS                         % OF NET ASSETS
Weighted Avg Market                       ----------------                         ---------------
 Capitalization ( Billions )   82.8       J.P. Morgan Chase & Company                    3.9%
Price-to-Earnings Ratio        13.0       Bank of America Corporation                    3.0%
Price-to-Book Value             2.1       Cendant Corporation                            2.8%
                                          Citigroup, Inc.                                2.7%
                                          Hewlett-Packard Company                        2.4%
LARGEST SECTORS          % OF NET ASSETS  St. Paul Travelers Companies, Inc. (The)       2.4%
---------------          ---------------  Wachovia Corporation                           2.3%
Financials                     24.2%      Johnson & Johnson                              2.2%
Health Care                    11.6%      Pfizer, Inc.                                   2.1%
Industrials                     9.2%      Verizon Communications, Inc.                   2.1%
Information Technology          7.3%
Consumer Discretionary          5.7%

FIXED-INCOME PORTFOLIO ( 24.2% OF FUND)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities   21   SECTOR BREAKDOWN        % OF NET ASSETS
Average Quality                     AA   ----------------        ---------------
Average Stated Maturity            2.3   U.S. Treasury                11.1%
Average Effective Duration         1.7   Government Agency             1.6%
                                         Corporate                    11.5%

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
   SHARES   COMMON STOCKS - 91.6%                                      VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY - 7.5%
   17,000   Best Buy Company, Inc. ................................ $  922,080
   15,000   CVS Corporation .......................................    631,950
   58,000   Dillard's, Inc. .......................................  1,144,920
   30,000   May Department Stores Company .........................    768,900
    8,500   Wal-Mart Stores, Inc. .................................    452,200
    6,500   Whirlpool Corporation .................................    390,585
                                                                   -----------
                                                                     4,310,635
                                                                   -----------
            CONSUMER STAPLES - 3.3%
   19,000   Altria Group, Inc. ...................................     893,760
   40,000   Kroger Company (The) (a) .............................     620,800
   14,000   SUPERVALU, Inc. ......................................     385,700
                                                                   -----------
                                                                     1,900,260
                                                                   -----------
            ENERGY - 5.0%
   20,000   Kerr-McGee Corporation ...............................   1,145,000
   28,200   Marathon Oil Corporation .............................   1,164,096
   11,000   Royal Dutch Petroleum Company - NY Shares ............     567,600
                                                                   -----------
                                                                     2,876,696
                                                                   -----------
            FINANCIALS - 32.6%
   20,000   American Express Company .............................   1,029,200
   21,000   American International Group, Inc. ...................   1,427,790
   46,000   Bank of America Corporation ..........................   1,993,180
   18,000   Cigna Corporation ....................................   1,253,340
   50,000   Citigroup, Inc. ......................................   2,206,000
   12,000   Fannie Mae ...........................................     760,800
   10,000   Freddie Mac ..........................................     652,400
   19,000   Jefferson Pilot Corporation ..........................     943,540
   63,400   J.P. Morgan Chase & Company ..........................   2,518,882
   19,000   Marsh & McLennan Companies, Inc. .....................     869,440
   51,000   St. Paul Travelers Companies, Inc. (The) .............   1,686,060
   90,000   Unumprovident Corporation ............................   1,412,100
   41,000   Wachovia Corporation .................................   1,924,950
                                                                   -----------
                                                                    18,677,682
                                                                   -----------
            HEALTH CARE - 16.9%
   10,000   Anthem, Inc. (a) .....................................     872,500
   33,000   Bristol-Myers Squibb Company .........................     781,110
   30,000   Cardinal Health, Inc. ................................   1,313,100
   40,000   HCA, Inc. ............................................   1,526,000
   27,000   Johnson & Johnson ....................................   1,520,910
   35,000   Merck & Company, Inc. ................................   1,155,000
   54,000   Pfizer, Inc. .........................................   1,652,400
   30,000   Watson Pharmaceuticals, Inc. (a) .....................     883,800
                                                                   -----------
                                                                     9,704,820
                                                                   -----------

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS - 91.6% (CONTINUED)                           VALUE
--------------------------------------------------------------------------------
            INDUSTRIALS - 11.2%
   86,000   Cendant Corporation ..................................  $1,857,600
    9,200   FedEx Corporation (b) ................................     788,348
   33,000   General Electric Company .............................   1,108,140
   27,000   Transocean, Inc. (a) .................................     966,060
   40,000   Tyco International, Limited ..........................   1,226,400
    8,000   Union Pacific Corporation ............................     468,800
                                                                   -----------
                                                                     6,415,348
                                                                   -----------
            INFORMATION TECHNOLOGY - 10.6%
    8,000   Agilent Technologies, Inc. (a) .......................     172,560
   27,000   Computer Sciences Corporation (a) ....................   1,271,700
   98,000   Hewlett-Packard Company ..............................   1,837,500
   20,000   International Business Machines Corporation ..........   1,714,800
   38,000   Microsoft Corporation ................................   1,050,700
                                                                   -----------
                                                                     6,047,260
                                                                   -----------
            MATERIALS - 2.0%
   40,000   Engelhard Corporation ................................   1,134,000
                                                                   -----------

            TELECOMMUNICATION SERVICES - 2.5%
   36,000   Verizon Communications, Inc. (b) .....................   1,417,680
                                                                   -----------

            TOTAL COMMON STOCKS (Cost $39,883,097)                 $52,484,381
                                                                   -----------

================================================================================
PAR VALUE   SHORT-TERM CORPORATE NOTES - 6.1%                           VALUE
--------------------------------------------------------------------------------
$ 658,187   American Family Financial Services Demand
             Note, 1.45% .........................................  $  658,187
  440,143   U.S. Bank N.A. Demand Note,1.59% .....................     440,143
2,381,688   Wisconsin Corporate Central Credit Union
             Variable Demand Note, 1.51% .........................   2,381,688
                                                                   -----------
            TOTAL SHORT-TERM CORPORATE NOTES (Cost $3,480,018) ...  $3,480,018
                                                                   -----------
================================================================================
   SHARES   MONEY MARKETS - 3.0%                                        VALUE
--------------------------------------------------------------------------------

1,705,094   First American Tax Free Obligation Fund -
             Class A (Cost $1,705,094) ........................... $ 1,705,094
                                                                   -----------
            TOTAL INVESTMENTS AT VALUE - 100.7%
             (Cost $45,068,209) .................................. $57,669,493

            LIABILITIES IN EXCESS OF OTHER ASSETS -(0.7%) .......    (400,750)
                                                                   -----------

            NET ASSETS - 100.0% .................................. $57,268,743
                                                                   ===========

(a)  Non-income producing security.

(b)  Security covers a call option.

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
  OPTION                                                  VALUE OF    PREMIUMS
CONTRACTS   COVERED CALL OPTIONS                          OPTIONS     RECEIVED
--------------------------------------------------------------------------------
            FedEx Corporation,
       12    01/22/2005 at $80 ..........................    $8,640     $4,992
            Verizon Communications, Inc.,
       40    01/22/2005 at $40 ..........................     4,600      6,840
                                                          ---------  ---------
                                                            $13,240    $11,832
                                                          =========  =========


See accompanying notes to financial statements.

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
   SHARES   COMMON STOCKS - 68.1%                                       VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY - 5.7%
   10,000   Best Buy Company, Inc. ...............................   $ 542,400
   13,500   CVS Corporation ......................................     568,755
   41,000   Dillard's, Inc. ......................................     809,340
   20,000   May Department Stores Company ........................     512,600
    9,500   Wal-Mart Stores, Inc. ................................     505,400
    6,000   Whirlpool Corporation ................................     360,540
                                                                   -----------
                                                                     3,299,035
                                                                   -----------
            CONSUMER STAPLES - 2.4%
   17,000   Altria Group, Inc. ...................................     799,680
   20,000   Kroger Company (The) (a) .............................     310,400
   11,000   SUPERVALU, Inc. ......................................     303,050
                                                                   -----------
                                                                     1,413,130
                                                                   -----------
            ENERGY - 3.7%
   14,000   Kerr-McGee Corporation ...............................     801,500
   23,000   Marathon Oil Corporation .............................     949,440
    8,000   Royal Dutch Petroleum Company - NY Shares ............     412,800
                                                                     ---------
                                                                     2,163,740
                                                                   -----------
            FINANCIALS - 24.2%
   18,000   American Express Company .............................     926,280
   15,600   American International Group, Inc. ...................   1,060,644
   40,000   Bank of America Corporation ..........................   1,733,200
   10,000   Cigna Corporation ....................................     696,300
   36,000   Citigroup, Inc. ......................................   1,588,320
    5,900   Fannie Mae ...........................................     374,060
    7,000   Freddie Mac ..........................................     456,680
   13,000   Jefferson Pilot Corporation ..........................     645,580
   57,760   J.P. Morgan Chase & Company ..........................   2,294,805
   13,400   Marsh & McLennan Companies, Inc. .....................     613,184
   42,202   St. Paul Travelers Companies, Inc. (The) .............   1,395,198
   67,000   Unumprovident Corporation ............................   1,051,230
   28,000   Wachovia Corporation .................................   1,314,600
                                                                   -----------
                                                                    14,150,081
                                                                   -----------
            HEALTHCARE - 11.6%
    5,300   Anthem, Inc. (a) .....................................     462,425
   22,000   Bristol-Myers Squibb Company .........................     520,740
   19,000   Cardinal Health, Inc. ................................     831,630
   27,500   HCA, Inc. ............................................   1,049,125
   23,000   Johnson & Johnson ....................................   1,295,590
   25,000   Merck & Company, Inc. ................................     825,000
   40,000   Pfizer, Inc. .........................................   1,224,000
   19,000   Watson Pharmaceuticals, Inc. (a) .....................     559,740
                                                                   -----------
                                                                     6,768,250
                                                                   -----------
            INDUSTRIALS - 9.2%
   75,000   Cendant Corporation ..................................   1,620,000
    6,800   FedEx Corporation (b) ................................     582,692
   26,000   General Electric Company .............................     873,080

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS - 68.1% (CONTINUED)                           VALUE
--------------------------------------------------------------------------------
            INDUSTRIALS - 9.2% (CONTINUED)
   20,000   Transocean, Inc. (a) .................................   $ 715,600
   39,000   Tyco International, Limited ..........................   1,195,740
    7,000   Union Pacific Corporation ............................     410,200
                                                                   -----------
                                                                     5,397,312
                                                                   -----------
            INFORMATION TECHNOLOGY - 7.3%
    6,700   Agilent Technologies, Inc. (a) .......................     144,519
   14,400   Computer Sciences Corporation (a) ....................     678,240
   75,500   Hewlett-Packard Company ..............................   1,415,625
   14,000   International Business Machines Corporation ..........   1,200,360
   30,000   Microsoft Corporation ................................     829,500
                                                                   -----------
                                                                     4,268,244
                                                                   -----------
            MATERIALS - 1.9%
   39,000   Engelhard Company ....................................   1,105,650
                                                                   -----------

            TELECOMMUNICATION SERVICES - 2.1%
   31,000   Verizon Communications, Inc. (a) .....................   1,220,780
                                                                   -----------

            TOTAL COMMON STOCKS (Cost $26,540,505) ............... $39,786,222
                                                                   -----------

================================================================================
   SHARES   CLOSED-END FUNDS - 0.6%                                     VALUE
--------------------------------------------------------------------------------
    6,000   iShares Russell 1000 Value Index Fund
             (Cost $336,300) .....................................    $363,300
                                                                   -----------

================================================================================
PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 12.7%              VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY BILLS - 3.4%
$1,000,000  discount bill, due 01/20/2005 ........................   $ 994,515
 1,000,000  discount bill, due 03/17/2005 ........................     990,824
                                                                   -----------
                                                                     1,985,339
                                                                   -----------
            U.S. TREASURY NOTES - 7.7%
  500,000   2.125%, due 10/31/2004 ...............................     500,195
1,000,000   2.00%, due 11/30/2004 ................................   1,000,547
  500,000   1.625%, due 04/30/2005 ...............................     498,867
1,000,000   1.125%, due 06/30/2005 ...............................     992,969
  500,000   1.50%, due 07/31/2005 ................................     497,461
  500,000   2.00%, due 08/31/2005 ................................     499,239
  500,000   1.875%, due 01/31/2006 ...............................     497,031
                                                                   -----------
                                                                     4,486,309
                                                                   -----------
            FEDERAL HOME LOAN BANK -  0.7%
  425,000   1.65%, due 12/30/2005 ................................     420,641
                                                                   -----------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.9%
  500,000   2.50%, due 04/19/2007 ................................     493,642
                                                                   -----------

            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost $7,428,522) ...................................  $7,385,931
                                                                   -----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS - 11.5%                                     VALUE
--------------------------------------------------------------------------------
            FINANCE - 7.7%
            Allstate Corporation,
$ 500,000    7.875%, due 05/01/2005 ..............................   $ 515,422
            Bankers Trust New York Corporation,
  750,000    7.375%, due 05/01/2008 ..............................     843,054
            Caterpillar Financial Services Corporation,
  500,000    2.59%, due 07/15/2006 ...............................     497,566
            General Motors Acceptance Corporation,
  500,000    4.15%, due 02/07/2005 ...............................     503,625
            Merrill Lynch & Company,
  500,000    3.00%, due 04/30/2007 ...............................     495,955
            Northern Trust Company,
1,000,000    7.10%, due 08/01/2009 ...............................   1,135,122
            Textron Financial Corporation,
  500,000    2.75%, due 06/01/2006 ...............................     497,611
                                                                   -----------
                                                                     4,488,355
                                                                   -----------
            INDUSTRIAL - 3.8%
            Berkshire Hathaway, Inc.,
  500,000    9.75%, due 01/15/2018 ...............................     514,695
            Raychem Corporation,
1,000,000    8.20%, due 10/15/2008 ...............................   1,145,991
            Ryder System, Inc.,
  560,000    6.60%, due 11/15/2005 ...............................     582,188
                                                                   -----------
                                                                     2,242,874
                                                                   -----------

            TOTAL CORPORATE BONDS (Cost $6,291,237) ..............  $6,731,229
                                                                   -----------

================================================================================
PAR VALUE   SHORT-TERM CORPORATE NOTES - 5.2%                           VALUE
--------------------------------------------------------------------------------
$1,646,861  American Family Financial Services
             Demand Note, 1.45% ..................................  $1,646,861
    18,057  U.S. Bank N.A. Demand Note, 1.59% ....................      18,057
 1,392,653  Wisconsin Corporate Central Credit Union
             Variable Demand Note, 1.51% .........................   1,392,653
                                                                   -----------

            TOTAL SHORT-TERM CORPORATE NOTES (Cost $3,057,571) ...  $3,057,571
                                                                   -----------

================================================================================
   SHARES   MONEY MARKETS - 2.6%
--------------------------------------------------------------------------------
1,491,654   First American Tax Free Obligation Fund -
             Class A (Cost $1,491,654) ........................... $ 1,491,654
                                                                   -----------

            TOTAL INVESTMENTS AT VALUE - 100.7%
             (Cost $45,145,789) .................................. $58,815,907

            OTHER ASSETS IN EXCESS OF LIABILITES - (0.7%).........    (428,057)
                                                                   -----------

            NET ASSETS - 100.0% .................................. $58,387,850
                                                                   ===========

(a) Non-income producing security.

(b) Security covers a call option.

See accompanying notes to financial statements.

FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
  OPTION                                                    VALUE OF  PREMIUMS
CONTRACTS   COVERED CALL OPTIONS                             OPTIONS  RECEIVED
--------------------------------------------------------------------------------
            FedEx Corporation,
       10    01/22/2005 at $80 ............................  $ 7,200   $ 4,160
            Verizon Communications, Inc.,
       75    01/22/2005 at $40 ............................    8,625    12,824
                                                             -------   -------
                                                             $15,825   $16,984
                                                             =======   =======

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
                                                      FBP             FBP
                                                      VALUE         BALANCED
                                                      FUND            FUND
--------------------------------------------------------------------------------
ASSETS
 Investments in securities:
   At acquisition cost .........................  $ 45,068,209    $ 45,145,789
                                                  ============    ============
   At value (Note 1) ...........................  $ 57,669,493    $ 58,815,907
 Cash ..........................................             -           1,867
 Dividends and interest receivable .............        70,661         220,006
 Receivable for capital shares sold ............         9,297           3,876
 Other assets ..................................        10,055           5,575
                                                  ------------    ------------
   TOTAL ASSETS ................................    57,759,506      59,047,231
                                                  ------------    ------------

LIABILITIES
 Distributions payable .........................         8,824          23,526
 Payable for investment securities purchased ...       420,227         554,732
 Payable for capital shares redeemed ...........           122          15,139
 Accrued investment advisory fees (Note 3) .....        33,174          33,674
 Accrued administration fees (Note 3) ..........         6,300           6,400
 Other accrued expenses and liabilities ........         8,876          10,085
 Covered call options, at value (Notes 1 and 4)
  (premiums received $11,832 and $16,984,
   respectively) ...............................        13,240          15,825
                                                  ------------    ------------
  TOTAL LIABILITIES ............................       490,763         659,381
                                                  ------------    ------------

NET ASSETS .....................................  $ 57,268,743    $ 58,387,850
                                                  ============    ============

Net assets consist of:
 Paid-in capital ...............................  $ 45,341,090    $ 43,334,353
 Undistributed net investment income ...........         1,137          25,423
 Accumulated net realized gains (losses) from
   security transactions .......................     (673,360)       1,356,797
 Net unrealized appreciation on investments ....    12,599,876      13,671,277
                                                  ------------    ------------
Net assets .....................................  $ 57,268,743    $ 58,387,850
                                                  ============    ============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
  no par value) ................................     2,372,596       3,258,720
                                                  ============    ============
Net asset value, offering price and redemption
 price per share (Note 1) ......................  $      24.14    $      17.92
                                                  ============    ============


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
                                                       FBP            FBP
                                                      VALUE         BALANCED
                                                      FUND            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest ......................................  $     22,171    $    302,105
 Dividends .....................................       485,109         390,977
                                                  ------------    ------------
  TOTAL INVESTMENT INCOME ......................       507,280         693,082
                                                  ------------    ------------

EXPENSES
 Investment advisory fees (Note 3) .............      189,635          203,329
 Administration fees (Note 3) ..................       37,603           38,580
 Postage and supplies ..........................        9,698            6,453
 Professional fees .............................        7,790            8,340
 Trustees' fees and expenses ...................        5,239            5,239
 Registration fees .............................        6,183            3,411
 Custodian fees ................................        5,387            4,175
 Printing of shareholder reports ...............        3,361            1,712
 Insurance expense .............................        2,113            1,902
 Other expenses ................................        3,148            5,709
                                                  ------------    ------------
  TOTAL EXPENSES ...............................       270,157         278,850
                                                  ------------    ------------

NET INVESTMENT INCOME ..........................       237,123         414,232
                                                  ------------    ------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
 Net realized gains on security transactions ...     1,414,163       1,344,818
 Net realized gains on option contracts written         17,124          11,979
 Net change in unrealized appreciation/
  depreciation on investments ..................    (3,021,456)     (2,890,840)
                                                  ------------    ------------

NET REALIZED AND UNREALIZED LOSSES
 ON INVESTMENTS ................................    (1,590,169)     (1,534,043)
                                                  ------------    ------------

NET DECREASE IN NET ASSETS
 FROM OPERATIONS ...............................  $ (1,353,046)   $ (1,119,811)
                                                  ============    ============


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================
                                                       FBP                      FBP
                                                   VALUE FUND                BALANCED FUND
                                     -----------------------------------------------------------
                                             SIX MONTHS               SIX MONTHS
                                                ENDED        YEAR        ENDED          YEAR
                                              SEPT. 30,      ENDED      SEPT. 30,       ENDED
                                                 2004      MARCH 31,     2004         MARCH 31,
                                             (UNAUDITED)     2004     (UNAUDITED)       2004
------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ..................   $  237,123   $  427,088   $  414,232     $  885,483
 Net realized gains on:
  Security transactions .................    1,414,163      481,741    1,344,818      2,283,392
  Option contracts written ..............       17,124       31,445       11,979         25,799
 Net change in unrealized appreciation/
  depreciation on investments ...........   (3,021,456)  16,444,665   (2,890,840)    11,381,122
                                            ----------   ----------   ----------     ----------
Net increase (decrease) in net assets
  from operations .......................   (1,353,046)  17,384,939   (1,119,811)    14,575,796
                                            ----------   ----------   ----------     ----------

DISTRIBUTIONS TO
SHAREHOLDERS
 From net investment income .............     (237,457)    (430,868)    (410,897)      (928,333)
 From realized capital gains on
  security transactions                            --           --           --      (1,622,673)
                                            ----------   ----------   ----------     ----------
Net decrease in net assets from
 distributions to shareholders ..........     (237,457)    (430,868)    (410,897)    (2,551,006)
                                            ----------   ----------   ----------     ----------

FROM CAPITAL
SHARE TRANSACTIONS
 Proceeds from shares sold ..............   10,312,108    5,760,919    2,155,946      3,896,859
 Net asset value of shares issued in
  reinvestment of distributions
  to shareholders .......................      222,803      415,384      364,537      2,418,581
 Payments for shares redeemed ...........   (2,075,511) (21,282,657)    (892,023)    (4,383,424)
                                            ----------   ----------   ----------     ----------
Net increase (decrease) in net assets
 from capital share transactions ........    8,459,400   (15,106,354)  1,628,460      1,932,016
                                            ----------   ----------   ----------     ----------

TOTAL INCREASE
 IN NET ASSETS ..........................    6,868,897    1,847,717       97,752     13,956,806

NET ASSETS
 Beginning of period ....................   50,399,846   48,552,129   58,290,098     44,333,292
                                            ----------   ----------   ----------     ----------
 End of period ..........................  $57,268,743  $50,399,846  $58,387,850    $58,290,098
                                            ==========   ==========   ==========     ==========

UNDISTRIBUTED NET
 INVESTMENT INCOME ......................   $    1,137   $    1,471   $   25,423     $   22,088
                                            ==========   ==========   ==========     ==========

CAPITAL SHARE ACTIVITY
 Sold ...................................      421,586      259,761      119,294        219,592
 Reinvested .............................        9,086       18,252       20,059        133,936
 Redeemed ...............................      (85,065)  (1,086,855)     (49,185)      (251,559)
                                            ----------   ----------   ----------     ----------
 Net increase (decrease) in
  shares outstanding ....................      345,607     (808,842)      90,168        101,969
 Shares outstanding at beginning of period   2,026,989    2,835,831    3,168,552      3,066,583
                                            ----------   ----------   ----------     ----------
 Shares outstanding at end of period ....    2,372,596    2,026,989    3,258,720      3,168,552
                                            ==========   ==========   ==========     ==========

See accompanying notes to financial statements.


FBP VALUE FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                                SIX MONTHS
                                                   ENDED
                                                 SEPT. 30,                            YEARS ENDED MARCH 31,
                                                   2004      -----------------------------------------------------------------------
                                                (UNAUDITED)       2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...   $     24.86   $     17.12    $     23.59    $     21.78    $     20.82    $     22.57
                                             -----------   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
 Net investment income ...................          0.10          0.22           0.20           0.18           0.25           0.18
 Net realized and unrealized gains
  (losses) on investments ................         (0.72)         7.74          (6.47)          1.81           1.22          (1.38)
                                             -----------   -----------    -----------    -----------    -----------    -----------
Total from investment operations .........         (0.62)         7.96          (6.27)          1.99           1.47          (1.20)
                                             -----------   -----------    -----------    -----------    -----------    -----------

Less distributions:
 Dividends from net investment income ....         (0.10)        (0.22)         (0.20)         (0.18)         (0.25)         (0.18)
 Distributions from net realized gains ...            --            --             --             --          (0.26)         (0.37)
                                             -----------   -----------    -----------    -----------    -----------    -----------
Total distributions ......................         (0.10)        (0.22)         (0.20)         (0.18)         (0.51)         (0.55)
                                             -----------   -----------    -----------    -----------    -----------    -----------

Net asset value at end of period .........   $     24.14   $     24.86    $     17.12    $     23.59    $     21.78    $     20.82
                                             ===========   ===========    ===========    ===========    ===========    ===========

Total return (a) .........................        (2.49%)(b)    46.60%        (26.61%)         9.19%          7.17%         (5.40%)
                                             ===========   ===========    ===========    ===========    ===========    ===========

Net assets at end of period (000's) ......   $    57,269   $    50,400    $    48,552    $    62,657    $    54,950    $    55,791
                                             ===========   ===========    ===========    ===========    ===========    ===========

Ratio of expenses to average net assets ..         0.99%(c)       1.02%          1.00%          0.97%          0.98%          1.04%

Ratio of net investment income to
 average net assets ......................         0.87%(c)       0.94%          1.06%          0.80%          1.18%          0.83%

Portfolio turnover rate ..................           14%(c)         19%            12%            15%            26%            20%


(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.


FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                                SIX MONTHS
                                                   ENDED
                                                 SEPT. 30,                            YEARS ENDED MARCH 31,
                                                   2004      -----------------------------------------------------------------------
                                                (UNAUDITED)       2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...   $     18.40   $     14.46    $     17.68    $     17.26    $     17.70    $     19.36
                                             -----------   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
 Net investment income ...................          0.12          0.29           0.36           0.39           0.44           0.40
 Net realized and unrealized gains
  (losses) on investments ................         (0.47)         4.49          (3.21)          0.92           0.81          (0.74)
                                             -----------   -----------    -----------    -----------    -----------    -----------
Total from investment operations .........         (0.35)         4.78          (2.85)          1.31           1.25          (0.34)
                                             -----------   -----------    -----------    -----------    -----------    -----------

Less distributions:
 Dividends from net investment income ....         (0.13)        (0.31)         (0.37)         (0.39)         (0.44)         (0.40)
 Distributions from net realized gains ...            --         (0.53)            --          (0.50)         (1.25)         (0.92)
                                             -----------   -----------    -----------    -----------    -----------    -----------
Total distributions ......................         (0.13)        (0.84)         (0.37)         (0.89)         (1.69)         (1.32)
                                             -----------   -----------    -----------    -----------    -----------    -----------

Net asset value at end of period .........   $     17.92   $     18.40    $     14.46    $     17.68    $     17.26    $     17.70
                                             ===========   ===========    ===========    ===========    ===========    ===========

Total return (a) .........................        (1.92%)(b)    33.19%        (16.16%)         7.73%          7.34%         (1.87%)
                                             ===========   ===========    ===========    ===========    ===========    ===========


Net assets at end of period (000's) ......   $    58,388   $    58,290    $    44,333    $    52,809    $    50,096    $    59,673
                                             ===========   ===========    ===========    ===========    ===========    ===========

Ratio of expenses to average net assets ..         0.96%(c)       0.98%          1.00%          0.98%          0.99%          1.02%

Ratio of net investment income to
 average net assets ......................         1.42%(c)       1.68%          2.31%          2.20%(d)       2.43%          2.11%

Portfolio turnover rate ..................           20%(c)         21%            21%            20%            13%            31%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

(d) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund (formerly the FBP Contrarian Equity Fund) and the FBP Balanced Fund (formerly the FBP Contrarian Balanced Fund) (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements - The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders - Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

THE  FLIPPIN,  BRUCE & PORTER FUNDS
NOTES TO  FINANCIAL  STATEMENTS  (CONTINUED)
================================================================================
These "book/tax" differences are either temporary or permanent in nature. The tax character of distributions paid during the periods ended September 30, 2004 and March 31, 2004 are as follows:
--------------------------------------------------------------------------------
                           Period     Ordinary      Long-Term         Total
                           Ended       Income     Capital Gains   Distributions
--------------------------------------------------------------------------------
FBP Value Fund .......... 9/30/04     $ 237,457     $     -        $   237,457
                          3/31/04     $ 430,868     $     -        $   430,868
--------------------------------------------------------------------------------
FBP Balanced Fund ....... 9/30/04     $ 410,897     $     -        $   410,897
                          3/31/04    $1,044,192     $ 1,506,814    $ 2,551,006
--------------------------------------------------------------------------------
Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Common expenses - Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions - The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2004:
--------------------------------------------------------------------------------
                                                        FBP            FBP
                                                    VALUE FUND    BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments and options ......   $45,056,377     $45,101,449
                                                   ===========     ===========
Gross unrealized appreciation ..................   $14,428,794     $14,885,400
Gross unrealized depreciation ..................    (1,828,918)     (1,186,767)
                                                   -----------     -----------
Net unrealized appreciation ....................   $12,599,876     $13,698,633
Undistributed ordinary income ..................        36,728          55,965
Capital loss carryforwards .....................    (2,104,647)             --
Other gains ....................................     1,404,520       1,322,425
Other temporary differences ....................        (8,824)        (23,526)
                                                   -----------     -----------
Total distributable earnings ...................   $11,927,653     $15,053,497
                                                   ===========     ===========
--------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2004, the FBP Value Fund had the following capital loss carryforward for federal income tax purposes:
--------------------------------------------------------------------------------
                                                                     EXPIRES
                                                      AMOUNT         MARCH 31,
--------------------------------------------------------------------------------
 FBP Value Fund                                    $   353,416         2010
                                                     1,392,869         2011
                                                       358,362         2012
                                                   -----------
                                                   $ 2,104,647
                                                   ===========
 -------------------------------------------------------------------------------
This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

2. INVESTMENT  TRANSACTIONS

During the six months ended September 30, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $10,020,521 and $3,362,947, respectively, for the FBP Value Fund and $5,032,484 and $4,948,057, respectively, for the FBP Balanced Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million plus a shareholder recordkeeping fee at an annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
=========================================================================================================
4. COVERED CALL OPTIONS

A summary of covered call option contracts during the six months ended September 30, 2004 is as follows:

---------------------------------------------------------------------------------------------------------
                                                             FBP                          FBP
                                                          VALUE FUND                 BALANCED FUND
                                       ------------------------------------------------------------------
                                                     OPTION        OPTION        OPTION        OPTION
                                                    CONTRACTS     PREMIUMS      CONTRACTS     PREMIUMS
---------------------------------------------------------------------------------------------------------
Options outstanding at beginning of period                55     $   17,124            35    $   11,979
Options written .............................             52         11,832            85        16,984
Options exercised ...........................              -              -             -             -
Options expired .............................             (55)      (17,124)          (35)      (11,979)
                                                   ----------    ----------     ----------   ----------
Options outstanding at end of period ........              52    $   11,832            85    $   16,984
                                                   ==========    ==========     ==========   ==========
---------------------------------------------------------------------------------------------------------

5.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                                  Beginning          Ending
                                Account Value     Account Value   Expenses Paid
                               March 31, 2004    Sept. 30, 2004   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return      $1,000.00          $ 975.10         $4.90
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
 (before expenses)               $1,000.00          $1,020.10        $5.01
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Value Fund's annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

FBP BALANCED FUND
--------------------------------------------------------------------------------
                                  Beginning          Ending
                                Account Value     Account Value   Expenses Paid
                               March 31, 2004    Sept. 30, 2004   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $   980.76        $4.77
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00        $ 1,020.26        $4.86
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 0.96% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

================================================================================
     ----------------------------------------------------------------------

                                      THE
       [GRAPHIC OMITTED]    FLIPPIN, BRUCE & PORTER
                                     FUNDS
                             =======================

       INVESTMENT ADVISOR                   LEGAL COUNSEL
       Flippin, Bruce & Porter, Inc.        Sullivan & Worcester LLP
       800 Main Street, Second Floor        One Post Office Square
       P.O. Box 6138                        Boston, Massachusetts 02109
       Lynchburg, Virginia 24505
       TOLL-FREE 1-800-327-9375             OFFICERS
       www.fbpinc.com                       John T. Bruce, President
                                             and Portfolio Manager
       ADMINISTRATOR                        John M. Flippin, Vice President
       Ultimus Fund Solutions, LLC          R. Gregory Porter, III,
       P.O. Box 46707                       Vice President
       Cincinnati, Ohio 45246-0707
       TOLL-FREE 1-866-738-1127             TRUSTEES
                                            Austin Brockenbrough, III
       CUSTODIAN                            John T. Bruce
       US Bank                              Charles M. Caravati, Jr.
       425 Walnut Street                    J. Finley Lee, Jr.
       Cincinnati, Ohio  45202              Richard Mitchell
                                            Richard L. Morrill
       INDEPENDENT AUDITORS                 Harris V. Morrissette
       Ernst & Young LLP                    Erwin H. Will, Jr.
       1900 Scripps Center                  Samuel B. Witt, III
       312 Walnut Street
       Cincinnati, Ohio 45202





A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

     ----------------------------------------------------------------------
================================================================================

================================================================================


                                      THE
                               GOVERNMENT STREET
                                     FUNDS



                              NO-LOAD MUTUAL FUNDS



                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2004
                                  (UNAUDITED)

================================================================================





                          T. Leavell & Associates, Inc.
                         ===============================
                               INVESTMENT ADVISER
                         ===============================
                                  FOUNDED 1979



================================================================================


                       THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                        THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


================================================================================

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX


[GRAPHIC OMITTED]

                                               (% of Portfolio)

                                       Government Street      S&P 500
                                           Equity Fund          Index
                                     -------------------------------------
Consumer Discretionary                        10.2%             11.1%
Consumer Staples                              10.8%             10.7%
Energy                                         6.9%              7.4%
Financials                                    18.1%             20.7%
Health Care                                   15.1%             13.1%
Industrials                                   11.6%             11.6%
Information Technology                        14.4%             15.7%
Materials                                      4.4%              3.1%
Telecommunication Services                     2.5%              3.7%
Utilities                                      2.5%              2.9%
REIT's                                         2.3%              0.0%
Cash Equivalents                               1.2%              0.0%


TOP TEN HOLDINGS

         SECURITY DESCRIPTION                              % OF NET ASSETS
--------------------------------------------------------------------------------
         Bank of America Corporation                              2.5%
         UnitedHealth Group, Inc.                                 2.2%
         General Electric Company                                 2.1%
         American International Group, Inc.                       2.1%
         Home Depot, Inc.                                         1.9%
         Procter & Gamble Company                                 1.8%
         U.S. Bancorp                                             1.7%
         Citigroup, Inc.                                          1.7%
         Pfizer, Inc.                                             1.5%
         BP PLC - ADR                                             1.5%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P MIDCAP 400 INDEX


[GRAPHIC OMITTED]
                                                (% of Portfolio)

                                        Government Street   S&P MidCap
                                          Mid-Cap Fund       400 Index
                                     -------------------------------------
Consumer Discretionary                        14.9%             18.7%
Consumer Staples                               5.1%              4.5%
Energy                                        10.0%              8.4%
Financials                                    16.6%             18.6%
Health Care                                   11.7%             10.2%
Industrials                                   12.8%             12.8%
Information Technology                        14.2%             14.4%
Materials                                      4.0%              4.9%
Telecommunication Services                     1.5%              0.6%
Utilities                                      3.9%              6.9%
REIT's                                         1.4%              0.0%
Cash Equivalents                               3.9%              0.0%


TOP TEN HOLDINGS

        SECURITY DESCRIPTION                           % OF NET ASSETS
        ---------------------------------------------------------------
        Valero Energy Corporation                            1.9%
        Overseas Shipholding Group, Inc.                     1.6%
        Murphy Oil Corporation                               1.6%
        Covance, Inc.                                        1.5%
        Equitable Resources, Inc.                            1.5%
        Gilead Sciences, Inc.                                1.4%
        XTO Energy, Inc.                                     1.2%
        Telephone and Data Systems, Inc.                     1.1%
        W.R. Berkley Corporation                             1.1%
        Banknorth Group, Inc.                                1.1%

THE GOVERNMENT STREET BOND FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================

ASSET ALLOCATION VS. THE LEHMAN GOVERNMENT/
CORPORATE INTERMEDIATE BOND INDEX

[GRAPHIC OMITTED]
                                                (% of Portfolio)

                                 Government Street  Lehman Government/Corporate
                                     Bond Fund        Intermediate Bond Index
                                 -----------------------------------------------
U.S. Treasury Obligations               6.3%                    38.2%
U.S. Agency Obligations                22.7%                    21.6%
Coporate Bonds                         37.9%                    40.2%
Mortgage-Backed Securities             25.9%                     0.0%
Municipal Oligations - Taxable          2.0%                     0.0%
Cash Equivalents                        5.2%                     0.0%


                            DISTRIBUTION BY MATURITY
                ------------------------------------------------
                 MATURITY                      % HOLDINGS
                 --------                      ----------
                 Under 1 year                     12.8%
                 1-3 Years                        39.0%
                 3-5 Years                        32.5%
                 5-7 Years                         8.6%
                 7-10 Years                        3.6%
                 Over 10 Years                     3.5%


                             DISTRIBUTION BY RATING
                ------------------------------------------------
                 RATING                        % HOLDINGS
                 ------                        ----------
                 Aaa                              64.4%
                 AA                                9.0%
                 A                                21.9%
                 BBB                               4.7%

THE  ALABAMA  TAX FREE  BOND  FUND
PORTFOLIO  INFORMATION
SEPTEMBER  30,  2004 (UNAUDITED)
================================================================================

ASSET  ALLOCATION

[GRAPHIC OMITTED]

Revenue Bonds                      40.4%
General Oligation Bonds            52.1%
Pre-Refunded & Escrowed Bonds       5.9%
Cash Equivalents                    1.6%


                             DISTRIBUTION BY RATING
                ------------------------------------------------
                RATING                         % HOLDINGS
                 ------                        ----------
                 Aaa                              66.8%
                 AA                               30.3%
                  A                                1.4%
                 BBB                               1.5%

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (UNAUDITED)
====================================================================================================================
                                                   GOVERNMENT        GOVERNMENT       GOVERNMENT          ALABAMA
                                                     STREET            STREET           STREET           TAX FREE
                                                     EQUITY           MID-CAP            BOND              BOND
                                                      FUND              FUND             FUND              FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost .......................  $   92,350,052   $   23,045,024    $   59,006,888    $   33,782,226
                                               ==============   ==============    ==============    ==============
  At value (Note 1) .........................  $  124,934,729   $   23,440,608    $   60,239,311    $   35,357,952
Dividends and interest receivable ...........         135,589           14,387           618,107           411,479
Receivable for capital shares sold ..........              --            1,670                --                --
Other assets ................................          19,920            6,705             9,491             7,571
                                               --------------   --------------    --------------    --------------
  TOTAL ASSETS ..............................     125,090,238       23,463,370        60,866,909        35,777,002
                                               --------------   --------------    --------------    --------------

LIABILITIES
Distributions payable .......................           6,924               --            10,411            23,986
Payable for investment securities purchased .              --          631,269                --                --
Payable for capital shares redeemed .........          13,782               --            70,635             7,933
Accrued investment advisory fees (Not .......         181,842            8,765            76,995            30,000
Accrued administration fees (Note 3) ........          11,800            4,000             3,800             4,200
Other accrued expenses and liabilities ......              --            3,400             6,407             4,804
                                               --------------   --------------    --------------    --------------
  TOTAL LIABILITIES .........................         214,348          647,434           168,248            70,923
                                               --------------   --------------    --------------    --------------

NET ASSETS ..................................  $  124,875,890   $   22,815,936    $   60,698,661    $   35,706,079
                                               ==============   ==============    ==============    ==============

Net assets consist of:
Paid-in capital .............................  $   93,506,995   $   22,415,781    $   61,447,481    $   34,241,911
Undistributed (overdistributed) net
 investment income ..........................           1,046           10,721          (895,400)           19,971
Accumulated net realized losses
 from security transactions .................      (1,216,828)          (6,150)       (1,085,843)         (131,529)
Net unrealized appreciation
 on investments .............................      32,584,677          395,584         1,232,423         1,575,726
                                               --------------   --------------    --------------    --------------

Net assets ..................................  $  124,875,890   $   22,815,936    $   60,698,661    $   35,706,079
                                               ==============   ==============    ==============    ==============
Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
  no par value) .............................       2,796,963        2,215,066         2,924,693         3,314,800
                                               ==============   ==============    ==============    ==============

Net asset value, offering price and
 redemption price per share (Note 1) ........  $        44.65   $        10.30    $        20.75    $        10.77
                                               ==============   ==============    ==============    ==============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)
====================================================================================================================
                                                   GOVERNMENT        GOVERNMENT       GOVERNMENT          ALABAMA
                                                     STREET            STREET           STREET           TAX FREE
                                                     EQUITY           MID-CAP            BOND              BOND
                                                      FUND              FUND             FUND              FUND
--------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest ...................................  $        9,171   $        8,391    $    1,252,576    $     706,851
 Dividends ..................................       1,045,112          117,502                --               --
                                               --------------   --------------    --------------    --------------
   TOTAL INVESTMENT INCOME ..................       1,054,283          125,893         1,252,576           706,851
                                               --------------   --------------    --------------    --------------

EXPENSES
 Investment advisory fees (Note 3) ..........         352,679           78,526           155,197            63,292
 Administration fees (Note 3) ...............          73,046           24,000            23,322            25,799
 Professional fees ..........................           8,362            5,598             7,862             6,862
 Trustees' fees and expenses ................           5,239            5,239             5,239             5,239
 Custodian fees .............................           7,108            4,828             5,591             2,769
 Pricing fees ...............................           2,133            2,522             6,916             5,576
 Registration fees ..........................           4,405            2,363             2,036             2,191
 Insurance expense ..........................           4,194              827             2,266             1,521
 Printing of shareholder reports ............           2,641            2,517             1,270             1,122
 Other expenses .............................           2,095            6,803             7,576             7,257
                                               --------------   --------------    --------------    --------------
   TOTAL EXPENSES ...........................         461,902          133,223           217,275           121,628
 Fees waived by the Adviser (Note 3) ........              --          (18,051)               --            (4,085)
                                               --------------   --------------    --------------    --------------
   NET EXPENSES .............................         461,902          115,172           217,275           117,543
                                               --------------   --------------    --------------    --------------

NET INVESTMENT INCOME .......................         592,381           10,721         1,035,301           589,308
                                               --------------   --------------    --------------    --------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
 Net realized gains (losses) from
  security transactions .....................       1,610,249           (6,222)          197,100            (5,109)
 Net change in unrealized appreciation/
  depreciation on investments ...............      (5,737,659)         (13,821)       (1,270,006)         (428,277)
                                               --------------   --------------    --------------    --------------

NET REALIZED AND UNREALIZED
 LOSSES ON INVESTMENTS ......................      (4,127,410)         (20,043)       (1,072,906)         (433,386)
                                               --------------   --------------    --------------    --------------

NET Increase (DECREASE) IN
 NET ASSETS FROM OPERATIONS .................  $   (3,535,029)  $       (9,322)   $      (37,605)   $      155,922
                                               ==============   ==============    ==============    ==============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================
                                                        GOVERNMENT STREET                 GOVERNMENT STREET
                                                          EQUITY FUND                        MID-CAP FUND
                                     -------------------------------------------------------------------------------
                                                   SIX MONTHS                        SIX MONTHS
                                                     ENDED            YEAR             ENDED            PERIOD
                                                   SEPT. 30,          ENDED           SEPT. 30,          ENDED
                                                     2004            MARCH 31,          2004           MARCH 31,
                                                  (UNAUDITED)          2004          (UNAUDITED)          2004(a)
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ......................  $      592,381   $      876,575    $       10,721    $        6,194
 Net realized gains (losses) from
  security transactions .....................       1,610,249          137,945            (6,222)          626,308
 Net change in unrealized appreciation/
  depreciation on investments ...............      (5,737,659)      32,066,879           (13,821)          409,405
                                               --------------   --------------    --------------    --------------
Net increase (decrease)
 in net assets from operations ..............      (3,535,029)      33,081,399            (9,322)        1,041,907
                                               --------------   --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .................        (591,547)        (880,061)               --            (6,194)
 From realized capital gains
  on security transactions ..................            --               --                  --          (626,236)
                                               --------------   --------------    --------------    --------------
Net decrease in net assets from
 distributions to shareholders ..............        (591,547)        (880,061)             --            (632,430)
                                               --------------   --------------    --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ..................       4,495,138       18,216,784         4,498,304        18,409,380
 Net asset value of shares issued in
  reinvestment of distributions
  to shareholders ...........................         577,764          860,742              --             625,460
 Payments for shares redeemed ...............      (5,789,058)      (9,397,421)         (900,034)         (217,329)
                                               --------------   --------------    --------------    --------------
Net increase (decrease) in net assets from
 capital share transactions .................        (716,156)       9,680,105         3,598,270        18,817,511
                                               --------------   --------------    --------------    --------------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS ..............................      (4,842,732)      41,881,443         3,588,948        19,226,988

NET ASSETS
 Beginning of period ........................     129,718,622       87,837,179        19,226,988              --
                                               --------------   --------------    --------------    --------------
 End of period ..............................  $  124,875,890   $  129,718,622    $   22,815,936    $   19,226,988
                                               ==============   ==============    ==============    ==============


UNDISTRIBUTED NET
 INVESTMENT INCOME ..........................  $        1,046   $          212    $       10,721    $           --
                                               ==============   ==============    ==============    ==============


CAPITAL SHARE ACTIVITY
 Sold .......................................          98,978          441,342           443,348         1,821,519
 Reinvested .................................          12,700           20,271              --              60,561
 Redeemed ...................................        (128,396)        (221,317)          (89,411)          (20,951)
                                               --------------   --------------    --------------    --------------
 Net increase (decrease) in shares
  outstanding ...............................         (16,718)         240,296           353,937         1,861,129
 Shares outstanding, beginning of period ....       2,813,681        2,573,385         1,861,129                --
                                               --------------   --------------    --------------    --------------
 Shares outstanding, end of period ..........       2,796,963        2,813,681         2,215,066         1,861,129
                                               ==============   ==============    ==============    ==============


(a)  Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================
                                                        GOVERNMENT STREET                 ALABAMA TAX FREE
                                                            BOND FUND                        BOND FUND
                                     -------------------------------------------------------------------------------
                                                   SIX MONTHS                        SIX MONTHS
                                                     ENDED            YEAR             ENDED             YEAR
                                                   SEPT. 30,          ENDED           SEPT. 30,          ENDED
                                                     2004            MARCH 31,          2004           MARCH 31,
                                                  (UNAUDITED)          2004          (UNAUDITED)          2004
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ......................  $    1,035,301   $    2,238,741    $      589,308    $    1,177,228
 Net realized gains (losses) from
  security transactions .....................         197,100          246,673            (5,109)           35,552
 Net change in unrealized appreciation/
  depreciation on investments ...............      (1,270,006)        (504,701)         (428,277)          (49,125)
                                               --------------   --------------    --------------    --------------
Net increase (decrease) in net assets
 from operations ............................         (37,605)       1,980,713           155,922         1,163,655
                                               --------------   --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .................      (1,428,521)      (2,903,909)         (581,320)       (1,173,843)
                                               --------------   --------------    --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ..................       2,575,256       10,595,033         1,212,495         7,006,726
 Net asset value of shares issued in
  reinvestment of distributions
  to shareholders ...........................       1,363,821        2,739,667           431,648           869,547
 Payments for shares redeemed ...............      (5,779,230)      (7,071,137)       (4,214,919)       (3,892,384
                                               --------------   --------------    --------------    --------------
Net increase (decrease) in net assets from
 capital share transactions .................      (1,840,153)       6,263,563        (2,570,776)        3,983,889
                                               --------------   --------------    --------------    --------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS .................................      (3,306,279)       5,340,367        (2,996,174)        3,973,701

NET ASSETS
 Beginning of period ........................      64,004,940       58,664,573        38,702,253        34,728,552
                                               --------------   --------------    --------------    --------------
 End of period ..............................  $   60,698,661   $   64,004,940    $   35,706,079    $   38,702,253
                                               ==============   ==============    ==============    ==============


UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME ......................  $     (895,400)  $     (502,180)   $       19,971    $       11,983
                                               ==============   ==============    ==============    ==============


CAPITAL SHARE ACTIVITY
 Sold .......................................         123,884          495,424           113,572           641,837
 Reinvested .................................          65,798          128,622            40,363            79,823
 Redeemed ...................................        (278,688)        (332,138)         (390,247)         (358,193)
                                               --------------   --------------    --------------    --------------
 Net increase (decrease) in shares
  outstanding ...............................         (89,006)         291,908          (236,312)          363,467
 Shares outstanding, beginning of period ....       3,013,699        2,721,791         3,551,112         3,187,645
                                               --------------   --------------    --------------    --------------
 Shares outstanding, end of period ..........       2,924,693        3,013,699         3,314,800         3,551,112
                                               ==============   ==============    ==============    ==============


See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================================
                                                 SIX MONTHS
                                                   ENDED
                                                 SEPT. 30,                         YEARS ENDED MARCH 31,
                                                   2004     --------------------------------------------------------------------
                                                (UNAUDITED)     2004         2003           2002         2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......   $   46.10   $   34.13     $   45.55     $   45.14     $   57.07     $   48.10
                                                ---------   ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
 Net investment income ......................        0.21        0.32          0.28          0.21          0.19          0.18
 Net realized and unrealized
  gains (losses) on investments .............       (1.45)      11.97        (11.42)         0.41        (11.93)         9.39
                                                ---------   ---------     ---------     ---------     ---------     ---------
Total from investment operations ............       (1.24)      12.29        (11.14)         0.62        (11.74)         9.57
                                                ---------   ---------     ---------     ---------     ---------     ---------
Less distributions:
 Dividends from net
  investment income .........................       (0.21)      (0.32)        (0.28)        (0.21)        (0.19)        (0.18)
 Distributions from net realized gains ......         --          --            --            --            --          (0.42)
                                                ---------   ---------     ---------     ---------     ---------     ---------
Total distributions .........................       (0.21)      (0.32)        (0.28)        (0.21)        (0.19)        (0.60)
                                                ---------   ---------     ---------     ---------     ---------     ---------

Net asset value at end of period ............   $   44.65   $   46.10     $   34.13     $   45.55     $   45.14     $   57.07
                                                =========   =========     =========     =========     =========     =========

Total return (a) ............................     (2.70%)(b)    36.09%       (24.47%)        1.38%       (20.61%)       19.93%
                                                =========   =========     =========     =========     =========     =========

Net assets at end of period (000's) .........   $ 124,876   $ 129,719       $87,837     $ 105,701     $  95,511     $ 116,447
                                                =========   =========     =========     =========     =========     =========

Ratio of expenses to average net assets .....       0.73%(c)     0.79%         0.81%         0.80%         0.80%         0.83%

Ratio of net investment income
 to average net assets ......................       0.93%(c)     0.77%         0.76%         0.47%         0.36%         0.35%

Portfolio turnover rate .....................         17%(c)       15%           12%           17%           11%           17%

(a) Total  return is  a  measure  of the change in value of an   investment  in  the
    Fund over the period  covered,  which  assumes any  dividends  or capital  gains distributions  are reinvested in shares of the Fund.  Returns do not reflect the deduction  of  taxes  a  shareholder  would  pay on  Fund  distributions  or the redemption of Fund shares.

(b) Not annualized.

(c) Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
===========================================================================================
          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===========================================================================================
                                                              SIX MONTHS
                                                                 ENDED         PERIOD
                                                               SEPT. 30,       ENDED
                                                                 2004         MARCH 31,
                                                              (UNAUDITED)      2004(a)
-------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $   10.33     $   10.00
                                                               ---------     ---------

Income (loss) from investment operations:
 Net investment income .....................................       0.00(b)        0.01
 Net realized and unrealized gains (losses) on investments .       (0.03)         0.68
                                                               ---------     ---------
Total from investment operations ...........................       (0.03)         0.69
                                                               ---------     ---------

Less distributions:
 Dividends from net investment income ......................          --         (0.01)
 Distributions from net realized gains .....................          --         (0.35)
                                                               ---------     ---------
Total distributions ........................................          --         (0.36)
                                                               ---------     ---------

Net asset value at end of period ...........................   $   10.30     $   10.33
                                                               =========     =========

Total return (not annualized) (c) ..........................      (0.29%)        6.83%
                                                               =========     =========

Net assets at end of period (000's) ........................     $22,816       $19,227
                                                               =========     =========


Ratio of net expenses to average net assets (d) ............       1.10%(e)      1.09%(e)

Ratio of net investment income to average net assets .......       0.10%(e)      0.11%(e)

Portfolio turnover rate ....................................          6%(e)       177%(e)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees voluntarily waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.27%(e) and 1.71%(e) for the periods ended September 30, 2004 and March
     31, 2004, respectively (Note 3).

(e)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================================
                                                 SIX MONTHS
                                                   ENDED
                                                 SEPT. 30,                         YEARS ENDED MARCH 31,
                                                   2004     --------------------------------------------------------------------
                                                (UNAUDITED)     2004         2003         2002(a)        2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......   $   21.24   $   21.55     $   20.75     $   20.90     $   19.79     $   20.90
                                                ---------   ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
 Net investment income ......................        0.34        0.81          0.99          1.07          1.23          1.23
 Net realized and unrealized
  gains (losses) on investments .............       (0.35)      (0.11)         0.92         (0.06)         1.11         (1.11)
                                                ---------   ---------     ---------     ---------     ---------     ---------
Total from investment operations ............       (0.01)       0.70          1.91          1.01          2.34          0.12
                                                ---------   ---------     ---------     ---------     ---------     ---------

Dividends from net investment income ........       (0.48)      (1.01)        (1.11)        (1.16)        (1.23)        (1.23)
                                                ---------   ---------     ---------     ---------     ---------     ---------

Net asset value at end of period ............   $   20.75   $   21.24     $   21.55     $   20.75     $   20.90     $   19.79
                                                =========   =========     =========     =========     =========     =========

Total return (b) ............................     (0.02%)(c)     3.34%         9.36%         4.88%        12.25%         0.67%
                                                =========   =========     =========     =========     =========     =========

Net assets at end of period (000's) .........   $  60,699   $  64,005     $  58,665     $  53,688     $  49,180     $  45,156
                                                =========   =========     =========     =========     =========     =========

Ratio of expenses to average net assets .....      0.70%(d)      0.70%         0.71%         0.70%         0.69%         0.70%

Ratio of net investment income
 to average net assets ......................      3.33%(d)      3.65%         4.62%         5.06%         6.12%         6.12%

Portfolio turnover rate .....................        27%(d)        33%           39%           18%            9%           20%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================================
                                                 SIX MONTHS
                                                   ENDED
                                                 SEPT. 30,                         YEARS ENDED MARCH 31,
                                                   2004     --------------------------------------------------------------------
                                                (UNAUDITED)     2004         2003        2002 (a)         2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......   $   10.90  $   10.89     $   10.40      $   10.55     $   10.13     $   10.54
                                                ---------   ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
 Net investment income ......................        0.17       0.35          0.40           0.42          0.44          0.44
 Net realized and unrealized
  gains (losses) on investments .............       (0.13)      0.01          0.49          (0.15)         0.42         (0.41)
                                                ---------   ---------     ---------     ---------     ---------     ---------
Total from investment operations ............        0.04       0.36          0.89           0.27          0.86          0.03
                                                ---------   ---------     ---------     ---------     ---------     ---------

Dividends from net investment income ........       (0.17)     (0.35)        (0.40)         (0.42)        (0.44)        (0.44)
                                                ---------   ---------     ---------     ---------     ---------     ---------
Net asset value at end of period ............   $   10.77  $   10.90     $   10.89      $   10.40     $   10.55     $   10.13
                                                =========   =========     =========     =========     =========     =========

Total return(b) .............................      0.41%(c)      3.40%         8.67%         2.61%         8.71%         0.34%
                                                =========   =========     =========     =========     =========     =========

Net assets at end of period (000's) .........   $  35,706  $   38,702    $   34,729     $  31,603     $  28,091     $  23,048
                                                =========   =========     =========     =========     =========     =========

Ratio of net expenses to
 average net assets(d) ......................      0.65%(e)      0.65%         0.65%         0.65%         0.65%         0.65%

Ratio of net investment income
 to average net assets ......................      3.25%(e)      3.26%         3.74%         4.02%         4.29%         4.32%

Portfolio turnover rate .....................         4%(e)        10%            9%           10%            6%           19%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.67%(e), 0.68%, 0.69%, 0.71%, 0.71% and 0.72% for the periods ended September 30, 2004, March 31, 2004, 2003, 2002, 2001, and 2000, respectively (Note 3).

(e)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
  SHARES     COMMON STOCKS -- 96.5%                                     VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 10.2%
    10,000   Best Buy Company, Inc. ............................  $    542,400
    20,000   Comcast Corporation - Class A (a) .................       564,800
    15,000   Gap, Inc. (The) ...................................       280,500
    30,000   Hasbro, Inc. ......................................       564,000
    61,500   Home Depot, Inc. ..................................     2,410,800
    21,000   International Game Technology .....................       754,950
    32,000   Johnson Controls, Inc. ............................     1,817,920
     5,500   NIKE, Inc. - Class B ..............................       433,400
     5,500   Omnicom Group, Inc. ...............................       401,830
    10,000   Starbucks Corporation (a) .........................       454,600
    20,000   Target Corporation ................................       905,000
    15,000   TJX Companies, Inc. (The) .........................       330,600
    12,000   Tribune Company ...................................       493,800
    32,000   Viacom, Inc. - Class A ............................     1,088,000
    40,000   Walt Disney Company (The) .........................       902,000
    20,000   Yum! Brands, Inc. .................................       813,200
                                                                  ------------
                                                                    12,757,800
                                                                  ------------

             CONSUMER STAPLES -- 10.8%
    33,000   Altria Group, Inc. ................................     1,552,320
    21,000   Anheuser-Busch Companies, Inc. ....................     1,048,950
    40,000   Avon Products, Inc. ...............................     1,747,200
    14,000   Clorox Company (The) ..............................       746,200
     4,260   J.M. Smucker Company (The) ........................       189,187
    20,000   PepsiCo, Inc. .....................................       973,000
    42,000   Procter & Gamble Company ..........................     2,273,040
    30,000   SYSCO Corporation .................................       897,600
    24,000   Unilever N.V. - ADR ...............................     1,387,200
    25,000   Walgreen Company ..................................       895,750
    34,000   Wal-Mart Stores, Inc. .............................     1,808,800
                                                                  ------------
                                                                    13,519,247
                                                                  ------------
             ENERGY -- 6.9%
    21,314   Apache Corporation ................................     1,068,044
    25,000   Baker Hughes, Inc. ................................     1,093,000
    33,082   BP PLC - ADR ......................................     1,903,207
    26,000   ChevronTexaco Corporation .........................     1,394,640
    20,000   ConocoPhillips ....................................     1,657,000
    31,300   Exxon Mobil Corporation ...........................     1,512,729
                                                                  ------------
                                                                     8,628,620
                                                                  ------------
             FINANCIALS -- 18.1%
    40,080   Aegon N.V. - ADR ..................................       432,864
    45,000   AFLAC, Inc. .......................................     1,764,450
    30,000   American Express Company ..........................     1,543,800
    38,500   American International Group, Inc. ................     2,617,615
    72,870   Bank of America Corporation .......................     3,157,457
    35,000   BB&T Corporation ..................................     1,389,150
    38,000   Charles Schwab Corporation ........................       349,220
    48,833   Citigroup, Inc. ...................................     2,154,512
    14,000   Fifth Third Bancorp ...............................       689,080

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 96.5% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
             FINANCIALS -- 18.1% (CONTINUED)
    14,000   Marsh & McLennan Companies, Inc. ..................  $    640,640
    40,000   MBNA Corporation ..................................     1,008,000
    14,000   Progressive Corporation ...........................     1,186,500
    15,000   Saint Paul Companies, Inc. ........................       495,900
    30,000   SLM Corporation ...................................     1,338,000
    50,000   Synovus Financial Corporation .....................     1,307,500
    75,000   U.S. Bancorp ......................................     2,167,500
     9,000   Washington Mutual, Inc. ...........................       351,720
                                                                  ------------
                                                                    22,593,908
                                                                  ------------
             HEALTHCARE -- 15.1%
    16,000   Amgen, Inc. (a) ...................................       906,880
    34,000   Becton, Dickinson & Company .......................     1,757,800
    31,750   Biomet, Inc. ......................................     1,488,440
    41,000   Cardinal Health, Inc. .............................     1,794,570
    44,000   Elan Corporation (a) ..............................     1,029,600
    17,000   Eli Lilly & Company ...............................     1,020,850
    21,000   Forest Lab, Inc. (a) ..............................       944,580
    20,000   Johnson & Johnson .................................     1,126,600
    21,000   Medtronic, Inc. ...................................     1,089,900
    24,900   Merck & Company, Inc. .............................       821,700
    63,000   Pfizer, Inc. ......................................     1,927,800
    37,000   UnitedHealth Group, Inc. ..........................     2,728,380
    14,000   Wellpoint Health Networks, Inc. (a) ...............     1,471,260
    10,000   Zimmer Holdings, Inc. (a) .........................       790,400
                                                                  ------------
                                                                    18,898,760
                                                                  ------------
             INDUSTRIALS -- 11.6%
     5,000   3M Company ........................................       399,850
    24,200   Automatic Data Processing, Inc. ...................       999,944
    13,000   Caterpillar, Inc. .................................     1,045,850
    20,000   Cendant Corporation ...............................       432,000
     5,000   Deere & Company ...................................       322,750
    12,500   Emerson Electric Company ..........................       773,625
    14,500   Fedex Corporation .................................     1,242,505
    13,000   General Dynamics Corporation ......................     1,327,300
    79,000   General Electric Company ..........................     2,652,820
     4,000   Illinois Tool Works, Inc. .........................       372,680
     8,000   Ingersoll-Rand Company - Class A ..................       543,760
    10,000   Masco Corporation .................................       345,300
     8,000   Mueller Industries, Inc. ..........................       343,600
    32,000   Quanta Services, Inc. (a) .........................       193,600
     9,000   Ryder System, Inc. ................................       423,360
    53,786   Tyco International, Ltd. ..........................     1,649,079
     5,000   Union Pacific Corporation .........................       293,000
     8,000   United Technologies Corporation ...................       747,040
    15,000   Waste Management, Inc. ............................       410,100
                                                                  ------------
                                                                    14,518,163
                                                                  ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 96.5% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 14.4%
    47,000   ADC Telecommunications, Inc. (a) ..................  $     85,070
    27,000   Adobe Systems, Inc. ...............................     1,335,690
    17,979   Agilent Technologies, Inc. (a) ....................       387,807
    44,000   Applied Materials, Inc. (a) .......................       725,560
    22,000   Broadcom Corporation - Class A (a) ................       600,380
    15,000   Celestica, Inc. (a) ...............................       190,500
    67,000   Cisco Systems, Inc. (a) ...........................     1,212,700
    27,500   Computer Sciences Corporation (a) .................     1,295,250
    30,000   Corning, Inc. (a) .................................       332,400
    20,000   Dell, Inc. (a) ....................................       712,000
     5,000   Electronic Arts, Inc.(a) ..........................       229,950
    14,000   First Data Corporation ............................       609,000
    16,000   Harmonic, Inc. (a) ................................       106,400
    30,000   Hewlett-Packard Company ...........................       562,500
    65,100   Intel Corporation .................................     1,305,906
    10,500   International Business Machines Corporation .......       900,270
    25,000   Kemet Corporation (a) .............................       202,250
     8,000   Kla-Tencor Corporation (a) ........................       331,840
    10,000   Lexmark International, Inc. (a) ...................       840,100
    29,000   Macromedia, Inc. (a) ..............................       582,320
    52,000   Microsoft Corporation .............................     1,437,800
    20,000   Network Appliance, Inc. (a) .......................       460,000
    30,000   Scientific-Atlanta, Inc. ..........................       777,600
    33,000   Texas Instruments, Inc. ...........................       702,240
    16,000   Veritas Software Corporation (a) ..................       284,800
    21,000   Waters Corporation (a) ............................       926,100
    30,000   Xilinx, Inc. ......................................       810,000
                                                                  ------------
                                                                    17,946,433
                                                                  ------------
             MATERIALS -- 4.4%
    24,000   Alcoa, Inc. .......................................       806,160
    14,000   Ball Corporation ..................................       524,020
    15,000   du Pont (E.I.) de Nemours & Company ...............       642,000
     5,000   Engelhard Corporation .............................       141,750
    18,000   Florida Rock Industries, Inc. .....................       881,820
    10,000   Inco, Ltd.(a) .....................................       390,500
    16,955   International Paper Company .......................       685,152
    10,000   Newmont Mining Corporation ........................       455,300
    20,000   Valspar Corporation ...............................       933,600
                                                                  ------------
                                                                     5,460,302
                                                                  ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 96.5% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 2.5%
    15,000   Bellsouth Corporation .............................  $    406,800
    23,000   Nokia Oyj - ADR ...................................       315,560
    63,000   SBC Communications, Inc. ..........................     1,634,850
    35,000   Sprint Corporation ................................       704,550
                                                                  ------------
                                                                     3,061,760
                                                                  ------------
             UTILITIES -- 2.5%
    70,980   Duke Energy Corporation ...........................     1,624,732
    49,000   Southern Company (The) ............................     1,469,020
                                                                  ------------
                                                                     3,093,752
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $88,590,342) ............  $120,478,745
                                                                  ------------

================================================================================
  SHARES     REAL ESTATE INVESTMENT TRUSTS -- 2.3%                      VALUE
--------------------------------------------------------------------------------
    27,200   Colonial Properties Trust .........................  $  1,093,984
    40,000   Plum Creek Timber Company, Inc. ...................     1,401,200
    10,000   Rayonier, Inc. ....................................       452,400
                                                                  ------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS
              (Cost $2,251,310) ................................  $  2,947,584
                                                                  ------------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 1.2%                                   VALUE
--------------------------------------------------------------------------------
$1,508,000   U.S. Bancorp, 1.73%, due 10/01/2004
              (Cost $1,508,000) ................................  $  1,508,000


================================================================================
  SHARES     MONEY MARKETS -- 0.0%                                      VALUE
--------------------------------------------------------------------------------
       400   First American Treasury Obligation Fund -
              Class S (Cost $400)...............................  $        400
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 100.0%
              (Cost $92,350,052) ...............................  $124,934,729

             LIABILITIES IN EXCESS OF OTHER ASSETS --
              (0.0%) ...........................................       (58,839)
                                                                  ------------

             NET ASSETS -- 100.0% ..............................  $124,875,890
                                                                  ============


(a)  Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
  SHARES     COMMON STOCKS -- 94.7%                                     VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 14.9%
     1,000   Abercrombie & Fitch Company - Class A .............  $     31,500
     5,000   AGL Resources, Inc. ...............................       153,850
     3,000   AnnTaylor Stores Corporation(a) ...................        70,200
     3,100   ArvinMeritor, Inc. ................................        58,125
     5,500   Barnes & Noble, Inc.(a) ...........................       203,500
     5,100   Belo Corporation - Class A ........................       114,954
     3,200   BJ's Wholesale Club, Inc.(a) ......................        87,488
     2,600   BorgWarner, Inc. ..................................       112,554
     1,500   Callaway Golf Company .............................        15,855
     2,700   Career Education Corporation(a) ...................        76,761
     2,200   CBRL Group, Inc. ..................................        79,376
     2,500   Chico's FAS, Inc.(a) ..............................        85,500
     5,500   Claire's Stores, Inc. .............................       137,720
     3,800   Coach, Inc.(a) ....................................       161,196
     4,000   Education Management Corporation(a) ...............       106,560
     5,100   Entercom Communications Corporation(a) ............       166,566
     2,000   Fastenal Company ..................................       115,200
     3,300   Furniture Brands International, Inc. ..............        82,764
     3,600   Herman Miller, Inc. ...............................        88,740
     1,000   International Speedway Corporation ................        49,900
     1,300   Lear Corporation ..................................        70,785
     1,400   Lee Enterprises, Inc. .............................        64,876
     3,300   Mandalay Resort Group .............................       226,545
     1,000   Modine Manufacturing Company ......................        30,110
     2,100   Mohawk Industries, Inc.(a) ........................       166,719
     1,000   Neiman Marcus Group, Inc. (The) - Class A .........        57,500
     2,000   O'Reilly Automotive, Inc. (a) .....................        76,580
     5,500   Ross Stores, Inc. .................................       128,920
     6,700   Ruby Tuesday, Inc. ................................       186,729
     6,000   Saks, Inc.(a) .....................................        72,300
     2,000   Thor Industries, Inc. .............................        52,940
     3,000   Urban Outfitters, Inc.(a) .........................       103,200
     4,200   Williams-Sonoma, Inc.(a) ..........................       157,710
                                                                  ------------
                                                                     3,393,223
                                                                  ------------
             CONSUMER STAPLES -- 5.1%
     4,200   Church & Dwight Company, Inc. .....................       117,852
     3,600   Constellation Brands, Inc.(a) .....................       137,016
     4,000   Dean Foods Company(a) .............................       120,080
     5,800   Hormel Foods Corporation ..........................       155,324
     2,500   J.M. Smucker Company (The) ........................       111,025
     2,700   PepsiAmericas, Inc. ...............................        51,570
     3,000   Timberland Company(a) .............................       170,400
    10,100   Tyson Foods, Inc. - Class A .......................       161,802
     1,600   Whole Foods Market, Inc. ..........................       137,264
                                                                  ------------
                                                                     1,162,333
                                                                  ------------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 94.7% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
             ENERGY -- 10.0%
     6,000   Airgas, Inc. ......................................  $    144,420
     2,700   Arch Coal, Inc. ...................................        95,823
     2,100   Cabot Corporation .................................        80,997
     6,200   Equitable Resources, Inc. .........................       336,722
     6,000   FMC Technologies, Inc.(a) .........................       200,400
     3,000   Forest Oil Corporation(a) .........................        90,360
     4,100   Murphy Oil Corporation ............................       355,757
     3,800   Pogo Producing Company ............................       180,310
     5,000   Pride International, Inc.(a) ......................        98,950
     5,400   Valero Energy Corporation .........................       433,134
     8,050   XTO Energy, Inc. ..................................       261,464
                                                                  ------------
                                                                     2,278,337
                                                                  ------------
             FINANCIALS -- 16.6%
     4,200   American Financial Group, Inc. ....................       125,538
     4,600   Amerus Group Company ..............................       188,600
     5,400   Arthur J. Gallagher & Company .....................       178,902
     4,000   Associated Banc-Corp ..............................       128,280
     6,900   Banknorth Group, Inc. .............................       241,500
     3,000   Bank of Hawaii Corporation ........................       141,750
     3,300   ChoicePoint, Inc.(a) ..............................       140,745
     4,700   Compass Bancshares, Inc. ..........................       205,954
     3,000   Cullen/Frost Bankers, Inc. ........................       139,410
     4,700   Eaton Vance Corporation ...........................       189,833
     2,600   Everest Re Group, Ltd. ............................       193,258
     4,500   HCC Insurance Holdings, Inc. ......................       135,675
     3,700   Investors Financial Services Corporation ..........       166,981
     3,700   Jefferies Group, Inc. .............................       127,539
     3,550   Legg Mason, Inc. ..................................       189,109
     3,900   Mercantile Bankshares Corporation .................       187,044
     9,100   New York Community Bancorp, Inc. ..................       186,914
     7,800   TCF Financial Corporation .........................       236,262
     5,870   Washington Federal, Inc. ..........................       147,630
     2,400   Westamerica Bancorporation ........................       131,736
     4,300   Wilmington Trust Corporation ......................       155,703
     5,800   W.R. Berkley Corporation ..........................       244,528
                                                                  ------------
                                                                     3,782,891
                                                                  ------------
             HEALTHCARE -- 11.7%
     3,950   Barr Pharmaceuticals, Inc.(a) .....................       163,648
     3,000   Charles River Laboratories International, Inc.(a) .       137,400
     6,600   Community Health Systems, Inc.(a) .................       176,088
     8,700   Covance, Inc.(a) ..................................       347,739
     4,000   Coventry Health Care, Inc.(a) .....................       213,480
     2,800   DENTSPLY International, Inc. ......................       145,432
     8,800   Gilead Sciences, Inc.(a) ..........................       328,944
     1,400   Henry Schein, Inc.(a) .............................        87,234
     2,400   Hillenbrand Industries, Inc. ......................       121,272
     9,700   Mylan Laboratories, Inc. ..........................       174,600
     4,600   Omnicare, Inc. ....................................       130,456
     3,200   Par Pharmaceutical Companies, Inc.(a) .............       114,976
     5,400   Protein Design Labs, Inc.(a) ......................       105,732

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 94.7% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
             HEALTHCARE -- 11.7% (CONTINUED)
     2,000   Renal Care Group, Inc.(a) .........................  $     64,460
     1,843   UnitedHealth Group, Inc. ..........................       135,903
     4,600   Varian Medical Systems, Inc.(a) ...................       159,022
     2,900   VISX, Inc.(a) .....................................        59,740
                                                                  ------------
                                                                     2,666,126
                                                                  ------------
             INDUSTRIALS -- 12.8%
     3,100   Alexander & Baldwin, Inc. .........................       105,214
     2,000   Alliance Data Systems Corporation(a) ..............        81,120
     4,800   Ametek, Inc. ......................................       145,536
     2,400   Carlisle Companies, Inc. ..........................       153,432
     3,600   C.H. Robinson Worldwide, Inc. .....................       167,004
     4,700   Donaldson Company, Inc. ...........................       133,433
     2,700   Energizer Holdings, Inc.(a) .......................       124,470
     3,200   Expeditors International of Washington, Inc. ......       165,440
     4,200   Graco, Inc. .......................................       140,700
     5,500   Harte-Hanks, Inc. .................................       137,555
     3,000   International Rectifier Corporation(a) ............       102,900
     3,100   Jacobs Engineering Group, Inc.(a) .................       118,699
     3,000   JetBlue Airways Corporation(a) ....................        62,760
     3,200   Lennar Corporation - Class A ......................       152,320
     3,000   Manpower, Inc. ....................................       133,470
     7,500   Overseas Shipholding Group, Inc. ..................       372,300
     3,000   Silicon Laboratories, Inc.(a) .....................        99,270
     3,500   SPX Corporation ...................................       123,900
     3,100   Stericycle, Inc.(a) ...............................       142,290
     4,400   Swift Transportation Company, Inc.(a) .............        74,008
     3,300   Trinity Industries, Inc. ..........................       102,861
     1,500   Zebra Technologies Corporation(a) .................        91,515
                                                                  ------------
                                                                     2,930,197
                                                                  ------------
             INFORMATION TECHNOLOGY -- 14.2%
     3,500   Activision, Inc.(a) ...............................        48,545
     5,000   Acxiom Corporation ................................       118,700
     2,200   Affiliated Computer Services, Inc.(a) .............       122,474
     5,900   Arrow Electronics, Inc.(a) ........................       133,222
     6,000   Ascential Software Corporation(a) .................        80,820
     2,200   CDW Corporation ...................................       127,666
     5,000   Checkfree Holdings Corporation(a) .................       138,350
     1,000   Cognizant Technology Solutions Corporation(a) .....        30,510
     5,600   Cree, Inc.(a) .....................................       170,968
     3,000   Dun & Bradstreet Corporation (The)(a) .............       176,100
     2,400   Diebold, Inc. .....................................       112,080
     3,200   DST Systems, Inc.(a) ..............................       142,304
     1,000   Emmis Communications Corporation - Class A ........        18,060
     3,400   Fair Isaac Corporation ............................        99,280
     8,000   GTECH Holdings Corporation ........................       202,560
       500   Harman International Industries, Inc. .............        53,875
     2,400   Harris Corporation ................................       131,856
     4,500   Integrated Circuit Systems, Inc.(a) ...............        96,750
     5,700   Jack Henry & Associates, Inc. .....................       106,989
     2,600   L-3 Communications Holdings, Inc. .................       174,200

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 94.7% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 14.2% (CONTINUED)
     4,800   Lam Research Corporation(a) .......................  $    105,024
     1,000   Macrovision Corporation (a) .......................        24,080
     3,900   Microchip Technology, Inc. ........................       104,676
     4,600   National Instruments Corporation ..................       139,242
     3,500   Plantronics, Inc. .................................       151,340
     5,500   RSA Security, Inc.(a) .............................       106,150
     6,000   SanDisk Corporation(a) ............................       174,720
     5,000   Semtech Corporation(a) ............................        95,850
     3,800   Synopsys, Inc.(a) .................................        60,154
                                                                  ------------
                                                                     3,246,545
                                                                  ------------
             MATERIALS -- 4.0%
     4,300   Albemarle Corporation .............................       150,887
     3,200   Martin Marietta Materials, Inc. ...................       144,864
     4,000   Potlatch Corporation ..............................       187,240
     2,600   Scott's Company (The) - Class A(a) ................       166,790
     5,700   Sonoco Products Company ...........................       150,708
     2,500   Valspar Corporation ...............................       116,700
                                                                  ------------
                                                                       917,189
                                                                  ------------
             TELECOMMUNICATION SERVICES -- 1.5%
     3,500   ADTRAN, Inc. ......................................        79,380
     3,000   Telephone and Data Systems, Inc. ..................       252,510
                                                                  ------------
                                                                       331,890
                                                                  ------------
             UTILITIES -- 3.9%
     8,300   Alliant Energy Corporation ........................       206,504
     2,500   Aqua America, Inc. ................................        55,275
     6,000   Hawaiian Electric Industries, Inc. ................       159,240
     5,300   Scana Corporation .................................       197,902
     5,000   Wisconsin Energy Corporation ......................       159,500
     2,700   WPS Resources Corporation .........................       121,473
                                                                  ------------
                                                                       899,894
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $21,212,057) ............  $ 21,608,625
                                                                  ------------

================================================================================
  SHARES   REAL ESTATE INVESTMENT TRUSTS -- 1.4%                        VALUE
--------------------------------------------------------------------------------
     3,800   Liberty Property Trust ............................  $    151,392
     6,800   New Plan Excel Realty Trust, Inc. .................       170,000
                                                                  ------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS
              (Cost $322,376) ..................................  $    321,392
                                                                  ------------

================================================================================
PAR VALUE    COMMERCIAL PAPER -- 6.6%                                   VALUE
--------------------------------------------------------------------------------
$  510,000   American Express, 1.73%, due 10/01/2004 ...........  $    510,000
 1,000,000   U.S. Bancorp, 1.73%, due 10/01/2004 ...............     1,000,000
                                                                  ------------

             TOTAL COMMERICAL PAPER (Cost $1,510,000) ..........  $  1,510,000
                                                                  ------------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES   MONEY MARKETS -- 0.0%                                        VALUE
--------------------------------------------------------------------------------
       591   First American Treasury Obligation Fund -
              Class S (Cost $591) ..............................  $        591
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 102.7%
              (Cost $23,045,024) ...............................  $ 23,440,608

             LIABILITIES IN EXCESS OF OTHER ASSETS --
              (2.7.%) ..........................................      (624,672)
                                                                  ------------

             NET ASSETS -- 100.0% ..............................  $ 22,815,936
                                                                  ============

(a) Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
PAR VALUE    U.S. TREASURY AND AGENCY OBLIGATIONS -- 29.0%              VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 6.3%
$  500,000   5.75%, due 11/15/2005 .............................  $    519,297
   925,000   5.875%, due 11/15/2005 ............................       962,000
   725,000   5.625%, due 02/15/2006 ............................       757,144
   100,000   6.625%, due 05/15/2007 ............................       109,652
   750,000   5.50%, due 02/15/2008 .............................       810,059
   100,000   5.625%, due 05/15/2008 ............................       108,746
   500,000   5.00%, due 02/15/2011 .............................       537,559
                                                                  ------------
                                                                     3,804,457
                                                                  ------------
             FEDERAL FARM CREDIT BANK -- 1.4%
   500,000   6.00%, due 01/07/2008 .............................       541,355
   300,000   6.28%, due 11/26/2012 .............................       337,926
                                                                  ------------
                                                                       879,281
                                                                  ------------
             FEDERAL HOME LOAN BANK -- 12.0%
 1,990,000   1.44%, due 11/19/2004 .............................     1,988,756
   500,000   6.345%, due 11/01/2005 ............................       521,312
 1,500,000   5.25%, due 07/06/2010 .............................     1,527,995
 2,000,000   5.00%, due 08/16/2011 .............................     2,026,452
   200,000   5.625%, due 11/15/2011 ............................       215,862
 1,000,000   5.45%, due 01/21/2014 .............................     1,007,658
                                                                  ------------
                                                                     7,288,035
                                                                  ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 4.1%
   500,000   5.125%, due 02/20/2013 ............................       503,642
 2,000,000   6.00%, due 12/17/2018 .............................     2,009,394
                                                                  ------------
                                                                     2,513,036
                                                                  ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.2%
   500,000   6.63%, due 06/20/2005 .............................       515,559
 1,000,000   7.125%, due 03/15/2007 ............................     1,096,899
 1,500,000   5.00%, due 09/08/2008 .............................     1,539,162
                                                                  ------------
                                                                     3,151,620
                                                                  ------------

             TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
              (Cost $17,282,332) ...............................  $ 17,636,429
                                                                  ------------

================================================================================
PAR VALUE    MORTGAGE-BACKED SECURITIES -- 25.9%                        VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.7%
$1,611,453    Pool #E01173, 5.50%, due 06/01/2017 ..............  $  1,666,465
                                                                  ------------

             FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 2.1%
 1,209,400   Pool #635149, 5.50%, due 07/01/2017 ...............     1,251,443
                                                                  ------------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 21.1%
     1,691   Pool #15032, 7.50%, due 02/15/2007 ................         1,821
    83,486   Pool #438434, 6.50%, due 01/15/2013 ...............        88,841
   418,332   Pool #498359, 6.00%, due 02/15/2014 ...............       441,458
    56,105   Pool #470177, 7.00%, due 03/15/2014 ...............        59,833
    99,911   Pool #518403, 7.00%, due 09/15/2014 ...............       106,549

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE    MORTGAGE-BACKED SECURITIES -- 25.9% (CONTINUED)            VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 21.1% (CONTINUED)
$    2,469   Pool #170784, 8.00%, due 12/15/2016 ...............  $      2,694
     1,866   Pool #181540, 8.00%, due 02/15/2017 ...............         2,037
   701,716   Pool #581879, 6.50%, due 03/15/2017 ...............       746,723
 1,587,111   Pool #590361, 6.00%, due 07/15/2017 ...............     1,674,846
   924,156   Pool #553051, 5.50%, due 02/15/2018 ...............       963,781
   787,555   Pool #607757, 5.50%, due 03/15/2018 ...............       821,323
 1,034,168   Pool #606780, 5.50%, due 04/15/2018 ...............     1,078,510
 2,001,808   Pool #610364, 5.00%, due 07/15/2018 ...............     2,053,665
    46,014   Pool #493659, 6.50%, due 12/15/2018 ...............        48,585
   112,239   Pool #476695, 6.50%, due 10/15/2023 ...............       118,510
    84,133   Pool #366710, 6.50%, due 02/15/2024 ...............        88,834
    43,903   Pool #453826, 7.25%, due 09/15/2027 ...............        47,034
   103,526   Pool #412360, 7.00%, due 11/15/2027 ...............       110,373
   405,472   Pool #447408, 7.00%, due 01/15/2028 ...............       432,287
    25,873   Pool #454162, 7.00%, due 05/15/2028 ...............        27,584
   228,772   Pool #780825, 6.50%, due 07/15/2028 ...............       241,554
    63,449   Pool #2617, 7.50%, due 07/20/2028 .................        68,033
    56,520   Pool #158794, 7.00%, due 09/15/2028 ...............        60,258
    53,505   Pool #486760, 6.50%, due 12/15/2028 ...............        56,495
   161,980   Pool #781096, 6.50%, due 12/15/2028 ...............       171,031
   168,757   Pool #781136, 7.00%, due 12/15/2028 ...............       179,917
   114,025   Pool #506618, 7.00%, due 03/15/2029 ...............       121,566
   694,019   Pool #536619, 6.50% due 09/15/2029 ................       732,796
    37,764   Pool #511562, 7.50%, due 07/15/2030 ...............        40,669
   193,872   Pool #448316, 6.50% due 04/15/2031 ................       204,704
    94,652   Pool #530606, 6.50% due 04/15/2031 ................        99,941
    73,608   Pool #545820, 7.00% due 06/15/2031 ................        78,475
   357,742   Pool #781330, 6.00%, due 09/15/2031 ...............       371,358
   195,811   Pool #3228, 6.50%, due 04/20/2032 .................       206,384
   244,327   Pool #569903, 6.50%, due 06/15/2032 ...............       257,979
   695,067   Pool #595934, 6.00%, due 09/15/2032 ...............       721,521
   261,573   Pool #3927, 6.00%, due 11/20/2032 .................       271,528
                                                                  ------------
                                                                    12,799,497
                                                                  ------------

             TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $15,543,002) ...............................  $ 15,717,405
                                                                  ------------

================================================================================
PAR VALUE    CORPORATE BONDS -- 37.9%                                   VALUE
--------------------------------------------------------------------------------
             FINANCE -- 16.9%
             Banc One Corporation,
$  665,000   7.00%, due 07/15/2005 .............................  $    688,147
 1,000,000   6.875%, due 08/01/2006 ............................     1,071,102
                                                                  ------------
                                                                     1,759,249
                                                                  ------------
             Bank of America Corporation,
   750,000   7.125%, due 03/01/2009 ............................       846,117
                                                                  ------------

             General Electric Capital Corporation,
 2,500,000   5.00%, due 02/15/2007 .............................     2,606,070
                                                                  ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE    CORPORATE BONDS -- 37.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             FINANCE -- 16.9% (CONTINUED)
             International Lease Finance Corporation,
$2,000,000   5.625%, due 06/01/2007 ............................  $  2,112,854
                                                                  ------------

             Merrill Lynch & Company, Inc.,
 1,000,000   7.00%, due 04/27/2008 .............................     1,116,377
                                                                  ------------

             NationsBank Corporation,
   550,000   7.625%, due 04/15/2005 ............................       564,980
                                                                  ------------

             Northern Trust Company,
   500,000   7.50%, due 02/11/2005 .............................       509,350
                                                                  ------------

             SouthTrust Bank of Alabama, N.A.,
   665,000   7.00%, due 11/15/2008 .............................       751,429
                                                                  ------------

             TOTAL FINANCE CORPORATE BONDS .....................    10,266,426
                                                                  ------------

             INDUSTRIAL -- 15.3%
             Abbott Laboratories,
 1,000,000   6.40%, due 12/01/2006 .............................     1,071,697
                                                                  ------------

             Anheuser Busch Companies, Inc.,
 1,800,000   5.125%, due 10/01/2008 ............................     1,889,537
                                                                  ------------

             Cardinal Health, Inc.,
 1,904,000   4.45%, due 06/30/2005 .............................     1,917,377
                                                                  ------------

             Computer Sciences Corporation,
 1,135,000   7.50%, due 08/08/2005 .............................     1,176,973
                                                                  ------------

             Ford Motor Company,
 1,000,000   7.25%, due 10/01/2008 .............................     1,078,206
                                                                  ------------

             General Motors Corporation,
   565,000   7.10%, due 03/15/2006 .............................       586,117
                                                                  ------------

             Wal-Mart Stores, Inc.,
 1,500,000   4.375%, due 07/12/2007 ............................     1,546,639
                                                                  ------------

             TOTAL INDUSTRIAL CORPORATE BONDS ..................     9,266,546
                                                                  ------------

             UTILITY -- 5.7%
             Alabama Power Company,
 1,540,000   5.49%, due 11/01/2005 .............................     1,589,015
                                                                  ------------

             AT&T Corporation,
 1,000,000   6.00%, due 03/15/2009 .............................     1,017,500
                                                                  ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE    CORPORATE BONDS -- 37.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             UTILITY -- 5.7% (CONTINUED)
             BellSouth Capital Funding,
$  750,000   7.75%, due 02/15/2010 .............................  $    873,518
                                                                  ------------

             TOTAL UTILITY CORPORATE BONDS .....................     3,480,033
                                                                  ------------

             TOTAL CORPORATE BONDS (Cost $22,474,088) ..........  $ 23,013,005
                                                                  ------------

================================================================================
PAR VALUE    MUNICIPAL OBLIGATIONS -- 2.0%                              VALUE
--------------------------------------------------------------------------------
             Alabama State Public School & College Auth.,
$1,050,000   7.15%, due 09/01/2009 (Cost $1,032,446) ...........  $  1,197,452
                                                                  ------------

================================================================================
PAR VALUE    COMMERCIAL PAPER -- 4.4%                                   VALUE
--------------------------------------------------------------------------------
$2,675,000   U.S. Bancorp, 1.73%, due 10/01/2004
              (Cost $2,675,000) ................................  $  2,675,000
                                                                  ------------

================================================================================
  SHARES     MONEY MARKETS -- 0.0%                                      VALUE
--------------------------------------------------------------------------------
        20   First American Treasury Obligation Fund -
              Class S (Cost $20) ...............................  $         20
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 99.2.%
              (Cost $59,006,888) ...............................  $ 60,239,311

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8% .....       459,350
                                                                  ------------

             NET ASSETS -- 100.0% ..............................  $ 60,698,661
                                                                  ============


See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 98.4%                             VALUE
--------------------------------------------------------------------------------
             Alabama Mental Health Finance Auth., Special Tax,
$  515,000   5.00%, due 05/01/2006 .............................  $    529,420
                                                                  ------------

             Alabama Special Care Facilities Financing Auth.,
              Birmingham, Rev.,
   500,000   4.50%, due 11/01/2009, ETM ........................       536,905
   400,000   5.375%, due 11/01/2012, ETM .......................       417,544
                                                                  ------------
                                                                       954,449
                                                                  ------------
             Alabama Special Care Facilities Financing Auth.,
              Mobile Hospital, Rev.,
   250,000   4.50%, due 11/01/2010, ETM ........................       266,943
                                                                  ------------

             Alabama State, GO,
   500,000   3.00%, due 09/01/2007 .............................       511,330
   500,000   5.00%, due 06/01/2008 .............................       545,625
                                                                  ------------
                                                                     1,056,955
                                                                  ------------
             Alabama State Public School & College Auth.,
              Capital Improvements, Rev.,
   275,000   5.25%, due 11/01/2005 .............................       285,398
   305,000   5.00%, due 12/01/2005 .............................       311,899
   300,000   5.00%, due 02/01/2010 .............................       329,697
   305,000   5.125%, due 11/01/2010 ............................       336,519
   475,000   5.00%, due 11/01/2012 .............................       520,757
   250,000   5.625%, due 07/01/2013 ............................       283,063
   600,000   5.125%, due 11/01/2013 ............................       664,062
   525,000   5.125%, due 11/01/2015 ............................       571,378
                                                                  ------------
                                                                     3,302,773
                                                                  ------------
             Alabama State Public School & College Auth., Rev.,
   325,000   5.00%, due 05/01/2010 .............................       358,670
                                                                  ------------

             Alabama Water Pollution Control Auth., Rev.,
   200,000   4.65%, due 08/15/2008 .............................       215,982
   500,000   5.00%, due 08/15/2010 .............................       553,425
                                                                  ------------
                                                                       769,407
                                                                  ------------
             Athens, AL, School Warrants,
   335,000   5.05%, due 08/01/2015 .............................       360,259
                                                                  ------------

             Athens, AL, Warrants,
   500,000   3.00%, due 06/01/2011 .............................       492,400
                                                                  ------------

             Auburn, AL, GO,
   300,000   4.00%, due 08/01/2007 .............................       315,039
   285,000   4.25%, due 08/01/2009 .............................       303,468
                                                                  ------------
                                                                       618,507
                                                                  ------------
             Auburn, AL, Water Works Board Water, Rev.,
   335,000   5.00%, due 07/01/2015 .............................       363,200
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 98.4% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
             Auburn University, AL, General Fee Rev.,
$  300,000   4.00%, due 06/01/2008 .............................  $    316,464
   400,000   4.45%, due 06/01/2011 .............................       420,896
                                                                  ------------
                                                                       737,360
                                                                  ------------
             Baldwin Co., AL, Board of Education, Rev.,
   200,000   5.20%, due 06/01/2009 .............................       214,158
                                                                  ------------

             Baldwin Co., AL, GO,
   400,000   2.00%, due 02/01/2007 .............................       399,776
   400,000   5.00%, due 02/01/2007 .............................       423,412
   500,000   4.50%, due 11/01/2008 .............................       538,260
   200,000   4.55%, due 02/01/2009 .............................       211,290
                                                                  ------------
                                                                     1,572,738
                                                                  ------------
             Birmingham, AL, GO Warrants, Series B,
   300,000   3.00%, due 07/01/2006 .............................       305,814
                                                                  ------------

             Birmingham, AL, Industrial Water Board, Rev.,
   100,000   6.00%, due 07/01/2007 .............................       109,025
                                                                  ------------

             Birmingham, AL, Medical Clinic Board, Rev.,
    10,000   7.30%, due 07/01/2005, ETM ........................        10,423
                                                                  ------------

             Birmingham, AL, Southern College, Private
              Education Bldg. Auth., Rev.,
   500,000   5.10%, due 12/01/2012 .............................       510,970
                                                                  ------------

             Birmingham, AL, Special Care Facilities
              Financing Authority, Rev.,
   200,000   5.00%, due 06/01/2006 .............................       209,852
                                                                  ------------

             Decatur, AL, GO,
   300,000   4.00%, due 07/01/2008 .............................       316,347
   300,000   5.00%, due 06/01/2009 .............................       320,154
                                                                  ------------
                                                                       636,501
                                                                  ------------
             Decatur, AL, Water Rev.,
   100,000   5.00%, due 05/01/2014 .............................       109,226
                                                                  ------------

             Dothan, AL, GO,
   400,000   5.25%, due 09/01/2010 .............................       420,188
   500,000   5.50%, due 09/01/2014 .............................       562,060
                                                                  ------------
                                                                       982,248
                                                                  ------------
             Fairhope, AL, Utilities Rev.,
   225,000   2.50%, due 12/01/2006 .............................       226,910
                                                                  ------------

             Fairhope, AL, Warrants,
   200,000   4.00%, due 06/01/2009 .............................       211,112
   295,000   5.10%, due 06/01/2014 .............................       324,972
                                                                  ------------
                                                                       536,084
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 98.4% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
             Florence, AL, Electric Rev. Warrants,
$  500,000   5.00%, due 06/01/2009 .............................  $    549,100
                                                                  ------------

             Florence, AL, School Warrants,
   200,000   4.65%, due 12/01/2012 .............................       213,254
   400,000   5.75%, due 09/01/2015, prerefunded 09/01/2005 @ 101       417,696
                                                                  ------------
                                                                       630,950
                                                                  ------------
             Foley, AL, Utilities Board, Rev.,
   500,000   4.00%, due 11/01/2007 .............................       526,395
                                                                  ------------

             Greenville, AL, GO,
   300,000   5.10%, due 12/01/2009 .............................       324,393
                                                                  ------------

             Homewood, AL, Board of Education, Capital
              Outlay Warrants,
   300,000   4.00%, due 02/01/2007 .............................       313,452
                                                                  ------------

             Homewood, AL, GO,
   500,000   5.00%, due 09/01/2014 .............................       547,455
                                                                  ------------

             Hoover, AL, Board of Education, Special Tax,
   300,000   3.00%, due 02/15/2006 .............................       304,824
                                                                  ------------

             Houston Co., AL, GO,
   300,000   5.60%, due 10/15/2014 .............................       341,076
                                                                  ------------

             Huntsville, AL, Electric Systems, Rev.,
   250,000   4.80%, due 12/01/2012 .............................       270,245
                                                                  ------------

             Huntsville, AL, GO Warrants,
   200,000   4.50%, due 08/01/2007 .............................       212,934
   190,000   4.10%, due 11/01/2008 .............................       201,607
   400,000   5.50%, due 08/01/2009 .............................       449,344
   300,000   5.40%, due 02/01/2010 .............................       306,606
   500,000   5.00%, due 08/01/2011 .............................       553,615
   250,000   5.25%, due 11/01/2011 .............................       276,875
                                                                  ------------
                                                                     2,000,981
                                                                  ------------
             Huntsville, AL, Sewer Systems, GO Warrants, Series B,
   100,000   3.25%, due 11/01/2010 .............................       101,246
                                                                  ------------

             Huntsville, AL, Water Systems, Rev.,
   300,000   4.00%, due 05/01/2005 .............................       304,098
   200,000   4.70%, due 11/01/2013 .............................       210,114
                                                                  ------------
                                                                       514,212
                                                                  ------------
             Jefferson Co., AL, Board of Education, Capital
              Outlay Warrants, Series A,
   300,000   5.70%, due 02/15/2011, prerefunded 02/15/2005 @ 102       310,560
                                                                  ------------

             Lee Co., AL, GO,
   300,000   5.50%, due 02/01/2007, prerefunded 02/01/2005 @ 102       309,888
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 98.4% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
             Madison, AL, GO Warrants,
$  325,000   5.55%, due 04/01/2007 .............................  $    337,564
   200,000   4.40%, due 02/01/2011 .............................       211,310
   400,000   4.85%, due 02/01/2013 .............................       430,152
                                                                  ------------
                                                                       979,026
                                                                  ------------
             Madison Co., AL, Board of Education, Capital
              Outlay Tax Antic. Warrants,
   400,000   5.20%, due 03/01/2011 .............................       442,808
   250,000   5.10%, due 09/01/2011 .............................       262,270
                                                                  ------------
                                                                       705,078
                                                                  ------------
             Madison Co., AL, Water Rev.,
   290,000   4.00%, due 07/01/2007 .............................       304,657
   300,000   4.00%, due 07/01/2008 .............................       316,566
                                                                  ------------
                                                                       621,223
                                                                  ------------
             Mobile, AL, GO,
   180,000   5.75%, due 02/15/2016, prerefunded 02/15/2006 @ 102       193,160
   275,000   6.20%, due 02/15/2007, ETM ........................       301,048
                                                                  ------------
                                                                       494,208
                                                                  ------------
             Mobile Co., AL, Board of School Commissioners,
              Capital Outlay Warrants,
   400,000   5.00%, due 03/01/2008 .............................       409,048
                                                                  ------------

             Mobile Co., AL, Gas Tax Antic. Warrants,
   250,000   3.55%, due 02/01/2009 .............................       257,115
                                                                  ------------

             Mobile Co., AL, GO Warrants,
   300,000   5.00%, due 02/01/2006 .............................       312,582
   200,000   5.40%, due 08/01/2013 .............................       224,292
                                                                  ------------
                                                                       536,874
                                                                  ------------
             Montgomery, AL, GO,
   500,000   5.10%, due 10/01/2008 .............................       543,690
   300,000   5.00%, due 11/01/2015 .............................       324,882
                                                                  ------------
                                                                       868,572
                                                                  ------------
             Montgomery, AL, Waterworks & Sanitation, Rev.,
   500,000   5.00%, due 09/01/2008 .............................       546,695
   400,000   5.60%, due 09/01/2009 .............................       430,084
                                                                  ------------
                                                                       976,779
                                                                  ------------
             Montgomery Co., AL, GO,
   300,000   3.00%, due 11/01/2006 .............................       306,468
                                                                  ------------

             Mountain Brook, AL, City Board of Education,
              Capital Outlay Warrants,
   405,000   4.80%, due 02/15/2011 .............................       417,389
                                                                  ------------

             Muscle Shoals, AL, GO,
   400,000   5.60%, due 08/01/2010 .............................       426,668
                                                                  ------------

             Opelika, AL, GO,
   500,000   5.00%, due 04/01/2006 .............................       523,160
   200,000   4.00%, due 03/01/2008 .............................       210,152
   210,000   4.00%, due 03/01/2010 .............................       220,267
                                                                  ------------
                                                                       953,579
                                                                  ------------
29

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 98.4% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
             Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
$  200,000   4.35%, due 08/01/2011 .............................  $    209,796
                                                                  ------------

             Shelby Co., AL, Board of Education, GO Warrants,
   315,000   4.75%, due 02/01/2009 .............................       341,674
                                                                  ------------

             Shelby Co., AL, Board of Education, Rev. Warrants,
   500,000   4.80%, due 02/01/2011 .............................       537,540
                                                                  ------------

             Trussville, AL, GO Warrants,
   400,000   4.30%, due 10/01/2010 .............................       427,352
                                                                  ------------

             Tuscaloosa, AL, Board of Education, GO,
   300,000   4.625%, due 08/01/2008 ............................       309,447
                                                                  ------------

             Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   300,000   4.85%, due 02/15/2013 .............................       314,079
                                                                  ------------

             Tuscaloosa, AL, GO Warrants,
   300,000   5.00%, due 02/15/2007 .............................       320,334
   145,000   4.25%, due 02/01/2011 .............................       153,910
   500,000   5.45%, due 01/01/2014 .............................       559,800
                                                                  ------------
                                                                     1,034,044
                                                                  ------------
             Tuscaloosa Co., AL, GO Warrants,
   425,000   4.30%, due 10/01/2009 .............................       455,591
                                                                  ------------

             University of Alabama, Rev.,
   400,000   5.25%, due 06/01/2010 .............................       430,072
   100,000   5.25%, due 10/01/2010 .............................       110,723
   100,000   5.375%, due 06/01/2013 ............................       107,723
                                                                  ------------
                                                                       648,518
                                                                  ------------
             Vestavia Hills, AL, Warrants,
   565,000   5.00%, due 02/01/2012 .............................       624,777
                                                                  ------------

             TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
              OBLIGATION (GO) BONDS (Cost $33,558,188)            $ 35,133,914
                                                                  ------------

================================================================================
  SHARES     MONEY MARKETS -- 0.6%                                      VALUE
--------------------------------------------------------------------------------
   224,038   First American Tax-Free Obligation Fund - Class S
              (Cost $224,038) ..................................  $    224,038
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 99.0%
              (Cost $33,782,226) ...............................  $ 35,357,952

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0% .....       348,127
                                                                  ------------

             NET ASSETS -- 100.0% ..............................  $ 35,706,079
                                                                  ============


ETM - Escrowed to maturity.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchaseagreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. The tax character of distributions paid during the periods ended September 30, 2004 and March 31, 2004 are as follows:

--------------------------------------------------------------------------------------------------
                                         PERIODS       ORDINARY    EXEMPT-INTEREST    TOTAL
                                          ENDED         INCOME        DIVIDENDS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------
Government Street Equity Fund ........   9/30/04     $  591,547     $       --      $  591,547
                                         3/31/04     $  880,061     $       --      $  880,061
--------------------------------------------------------------------------------------------------
Government Street Mid-Cap Fund .......   9/30/04     $       --     $       --      $       --
                                         3/31/04     $  632,430     $       --      $  632,430
--------------------------------------------------------------------------------------------------
Government Street Bond Fund ..........   9/30/04     $1,428,521     $       --      $1,428,521
                                         3/31/04     $2,903,909     $       --      $2,903,909
--------------------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund ...........   9/30/04     $       --     $  581,320      $  581,320
                                         3/31/04     $       --     $1,173,843      $1,173,843
--------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2004:

--------------------------------------------------------------------------------------------------
                                        Government      Government    Government      Alabama
                                          Street          Street         Street       Tax Free
                                          Equity         Mid-Cap          Bond          Bond
                                           Fund            Fund           Fund          Fund
--------------------------------------------------------------------------------------------------
Cost of portfolio investments ........  $92,350,052    $23,045,024    $59,591,685    $33,838,461
                                        ===========    ===========    ===========    ===========
Gross unrealized appreciation ........  $40,832,935    $ 1,834,553    $ 1,203,983    $ 1,561,713
Gross unrealized depreciation ........   (8,248,258)    (1,438,969)      (556,357)       (42,222)
                                        -----------    ------------   ----------     -----------

Net unrealized appreciation ..........  $32,584,677    $    395,584   $   647,626    $ 1,519,491
Undistributed ordinary income ........        7,970           4,571        12,777         23,986
Capital loss carryforwards ...........   (2,307,057)             --    (1,153,037)       (56,867)
Other gains (losses) .................    1,090,229              --      (245,775)         1,544
Other temporary differences ..........       (6,924)             --       (10,411)       (23,986)
                                        -----------    ------------   ----------     -----------
Total distributable earnings
 (accumulated deficit)                  $31,368,895    $    400,155   $  (748,820)   $ 1,464,168
                                        ===========    ============   ===========    ===========
--------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
As of March 31, 2004, the Funds had the following capital loss carryforwards for federal income tax purposes:
--------------------------------------------------------------------------------
                                                               EXPIRES
                                             AMOUNT           MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund            $  2,307,057           2011
                                         ------------
                                         $  2,307,057
                                         ============
--------------------------------------------------------------------------------
Government Street Bond Fund              $    129,539           2005
                                              126,569           2006
                                              106,011           2007
                                              220,187           2008
                                              195,097           2009
                                               86,819           2010
                                               70,419           2011
                                              218,396           2012
                                         ------------
                                         $  1,153,037
                                         ============
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund               $        347           2007
                                               56,520           2009
                                         ------------
                                         $     56,867
                                         ============
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Equity Fund and The Government Street Bond Fund had net realized capital losses of $520,020 and $129,906, respectively, during the period November 1, 2003 through March 31, 2004, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2005. These "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS
During the six months ended September 30, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $10,408,295 and $11,174,575, respectively, for The Government Street Equity Fund; $5,059,279 and $556,599, respectively, for The Government Street Mid-Cap Fund; $3,303,004 and $6,606,615, respectively, for The Government Street Bond Fund; and $761,404 and $1,477,232, respectively, for The Alabama Tax Free Bond Fund.

3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and ..65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $18,051 and $4,085, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the six months ended September 30, 2004.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimum monthly fee of $4,000. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

4.  CONTINGENCIES AND COMMITMENTS
The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Funds' expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                  Account Value    Account Value  Expenses Paid
                                  March 31, 2004  Sept. 30, 2004  During Period*
--------------------------------------------------------------------------------
GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $  1,000.00      $    973.00      $   3.61
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
 (before expenses)                $  1,000.00      $  1,021.41      $   3.70
--------------------------------------------------------------------------------

GOVERNMENT STREET MID-CAP FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $  1,000.00      $    997.10      $   5.51
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
 (before expenses)                $  1,000.00      $  1,019.55      $   5.57
--------------------------------------------------------------------------------

GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $  1,000.00      $    999.80      $   3.51
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
 (before expenses)                $  1,000.00      $  1,021.56      $   3.55
--------------------------------------------------------------------------------

ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $  1,000.00      $  1,004.10      $   3.27
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
 (before expenses)                $  1,000.00      $  1,021.81      $   3.29
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                  Government Street Equity Fund          0.73%
                  Government Street Mid-Cap Fund         1.10%
                  Government Street Bond Fund            0.70%
                  Alabama Tax Free Bond Fund             0.65%

RESULTS OF SPECIAL MEETING
OF SHAREHOLDERS
NOVEMBER 15, 2004 (UNAUDITED)
================================================================================
On November 15, 2004, a Special Meeting of Shareholders of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund was held (1) to approve or disapprove a new Investment Advisory Agreement on behalf of each Fund with T. Leavell & Associates, Inc. and (2) to approve or disapprove the retention of fees by, and payment of fees to, T. Leavell & Associates, Inc. for the period April 15, 1998 through the effective date of the proposed new Investment Advisory Agreements. The number of shares of the Funds present and voting at the Special Meeting, either in person or by proxy, represented the following percentages of the total shares entitled to vote at the meeting:

            The Government Street Equity Fund     92.41%
            The Government Street Bond Fund       89.96%
            The Alabama Tax Free Bond Fund        83.95%

Both of the proposals were approved by shareholders of each Fund.

The results of the voting for or against the proposal to approve the new Investment Advisory Agreement were as follows:
--------------------------------------------------------------------------------
                                                       Number of Shares
                                         ---------------------------------------
Fund                                         For          Against      Abstain
--------------------------------------------------------------------------------
The Government Street Equity Fund2,       2,572,004        5,118         2,213
The Government Street Bond Fund           2,611,436        7,958         5,657
The Alabama Tax Free Bond Fund            2,824,203            0         1,563
--------------------------------------------------------------------------------
The results of the voting for or against the proposal to approve the retention of fees by, and payment of fees to, T. Leavell & Associates, Inc. for the specified period were as follows:
--------------------------------------------------------------------------------
                                                       Number of Shares
                                         ---------------------------------------
Fund                                         For          Against      Abstain
--------------------------------------------------------------------------------
The Government Street Equity Fund         2,542,600        5,118        31,617
The Government Street Bond Fund           2,584,250        7,958        32,843
The Alabama Tax Free Bond Fund            2,819,934        4,269         1,563
--------------------------------------------------------------------------------

================================================================================
     ----------------------------------------------------------------------

                          THE GOVERNMENT STREET FUNDS
                   ===========================================
                              No Load Mutual Funds


                   INVESTMENT ADVISER
                   T. Leavell & Associates, Inc.
                   150 Government Street
                   Post Office Box 1307
                   Mobile, AL 36633

                   ADMINISTRATOR
                   Ultimus Fund Solutions, LLC
                   P.O. Box 46707
                   Cincinnati, OH 45246-0707
                   1-866-738-1125

                   LEGAL COUNSEL
                   Sullivan & Worcester LLP
                   One Post Office Square
                   Boston, MA 02109

                   BOARD OF TRUSTEES
                   Richard Mitchell, President
                   Austin Brockenbrough, III
                   John T. Bruce
                   Charles M. Caravati, Jr.
                   J. Finley Lee, Jr.
                   Richard L. Morrill
                   Harris V. Morrissette
                   Erwin H. Will, Jr.
                   Samuel B. Witt, III

                   PORTFOLIO MANAGERS
                   Thomas W. Leavell,
                    The Government Street Equity Fund
                    The Government Street Mid-Cap Fund
                   Timothy S. Healey,
                    The Government Street Mid-Cap Fund
                    The Alabama Tax Free Bond Fund
                   Mary Shannon Hope,
                    The Government Street Bond Fund

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.



     ----------------------------------------------------------------------
================================================================================

================================================================================
     ----------------------------------------------------------------------


                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND




                               SEMI-ANNUAL REPORT
                                  (UNAUDITED)

                               SEPTEMBER 30, 2004



                               Investment Advisor
                      LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA




     ----------------------------------------------------------------------
================================================================================

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
                                                                         % OF
ASSET ALLOCATION                    TEN LARGEST EQUITY HOLDINGS       NET ASSETS
---------------------------------   --------------------------------------------
                                    Anthem, Inc.                          2.2%
  [GRAPHIC OMITTED]                 Pfizer, Inc.                          2.2%
                                    PepsiCo, Inc.                         2.1%
                                    Bank of America Corporation           2.1%
Common Stocks        65.1%          Illinois Tool Works, Inc.             2.0%
Fixed Income         29.1%          Microsoft Corporation                 1.9%
Cash Equivalents      5.8%          Citigroup, Inc.                       1.9%
                                    ITT Industries, Inc.                  1.9%
                                    Amgen, Inc.                           1.8%
                                    American International Group, Inc.    1.7%



EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (65.1% OF FUND)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                                 JAMESTOWN
                                                  BALANCED    S&P 500
                                                    FUND        INDEX
--------------------------------------------------------------------------------
Consumer Discretionary                              12.8%       11.1%
Consumer Staples                                     5.7%       10.7%
Energy                                               6.8%        7.4%
Financials                                          19.0%       20.7%
Health Care                                         14.9%       13.1%
Industrials                                         16.3%       11.6%
Information Technology                              18.7%       15.7%
Materials                                            5.8%        3.1%
Telecommunication Services                           0.0%        3.7%
Utilities                                            0.0%        2.9%



FIXED-INCOME PORTFOLIO ( 29.1% OF FUND)    SECTOR BREAKDOWN
----------------------------------------   -------------------------------------
Average Stated Maturity (Years)   3.79     U.S. Treasury                  8.7%
Average Duration (Years)          2.97     U.S. Government Agency        20.6%
Average Coupon                   5.85%     Mortgage-Backed               12.6%
Average Yield to Maturity        3.45%     Corporate                     55.5%
                                           Municipal                      1.4%
                                           Regional Authority             1.2%

                   CREDIT QUALITY
                   -------------------------------------
                   AAA                            8.6%
                   AA                             5.5%
                   A                             39.7%
                   BAA                           17.0%
                   U.S. Treasury                  8.6%
                   U.S. Government Agency        20.6%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
                                                                         % OF
ASSET ALLOCATION                    TEN LARGEST HOLDINGS              NET ASSETS
---------------------------------   --------------------------------------------
                                    Anthem, Inc.                         3.2%
[GRAPHIC OMITTED]                   Pfizer, Inc.                         3.1%
                                    PepsiCo, Inc.                        3.1%
                                    Illinois Tool Works, Inc.            3.1%
                                    Bank of America Corporation          3.0%
Common Stocks        94.6%          Microsoft Corporation                2.9%
Cash Equivalents      5.4%          Citigroup, Inc.                      2.8%
                                    ITT Industries, Inc.                 2.7%
                                    Amgen, Inc.                          2.6%
                                    American International Group, Inc.   2.5%


INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                                     (% of Portfolio)

                                                 JAMESTOWN
                                                    EQUITY    S&P 500
                                                     FUND       INDEX
-------------------------------------------------------------------------------
Consumer Discretionary                              12.1%       11.1%
Consumer Staples                                     5.2%       10.7%
Energy                                               6.4%        7.4%
Financials                                          18.1%       20.7%
Health Care                                         14.1%       13.1%
Industrials                                         15.8%       11.6%
Information Technology                              17.7%       15.7%
Materials                                            5.2%        3.1%
Telecommunication Services                           0.0%        3.7%
Utilities                                            0.0%        2.9%
Cash Equivalents                                     5.4%        0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO  INFORMATION
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================

         CHARACTERISTICS
        (WEIGHTED AVERAGE)               MATURITY BREAKDOWN (% OF PORTFOLIO)
-------------------------------------    -------------------------------------
Current Yield                 3.16%
Tax-Equivalent Yield          4.86%*            [GRAPHIC OMITTED]
Average Maturity          4.6 Years
Average Duration          4.0 Years            0-2 Years        26%
Average Quality                 AA+            2-5 Years        35%
Number of Issues                 36            5-10 Years       32%
                                               10+ Years         7%

* Assumes a maximum 35.0% federal tax rate.


CREDIT QUALITY                           SECTOR DIVERSIFICATION
--------------------------               -------------------------------------

[GRAPHIC OMITTED]                         [GRAPHIC OMITTED]

AAA         64.5%                        Revenues               52.1%
AA          33.0%                        Government Guaranteed  22.9%
A           2.5%                         Floating Rate Notes     2.5%
                                         General Obligations    22.4%
                                         Cash                    0.1%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                        % OF
--------------------------     TEN LARGEST HOLDINGS      COUNTRY     NET ASSETS
                               -------------------------------------------------
 [GRAPHIC OMITTED]             GlaxoSmithKline PLC    United Kingdom     2.7%
                               Repsol YPF SA              Spain          2.6%
Common Stocks      97.5%       ENI SpA                    Italy          2.2%
Cash Equivalents    2.5%       Royal Dutch
                                Petroleum Company       Netherlands      2.0%
                               Matsushita Electric
                                Industrial Company Ltd.    Japan         2.0%
                               Novartis AG              Switzerland      1.9%
                               Nomura Holdings, Inc.       Japan         1.8%
                               Siemens AG                 Germany        1.8%
                               Land Securities
                                Group PLC              United Kingdom    1.7%
                               Bridgestone Corporation     Japan         1.7%



GEOGRAPHIC DIVERSIFICATION VS. THE MORAGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                           JAMESTOWN
                         INTERNAITONAL  MORGAN STANLEY
                          EQUITY FUND     EAFE INDEX
                          -----------     ----------
Australia                     3.2%           5.3%
Belgium                       1.1%           0.0%
Canada                        0.4%           0.0%
Finland                       0.4%           1.4%
France                        7.8%           9.3%
Germany                      13.5%           6.8%
Greece                        0.9%           0.5%
Hong Kong                     0.0%           1.7%
Italy                         4.5%           3.9%
Japan                        24.7%          22.4%
Netherlands                   7.6%           4.7%
Portugal                      0.7%           0.4%
Singapore                     0.9%           0.9%
Spain                         3.7%           3.6%
Sweden                        3.4%           2.5%
Switzerland                   6.8%           7.0%
United Kingdom               17.9%          25.5%
Cash Equivalents              2.5%           0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (UNAUDITED)
============================================================================================================
                                                                              JAMESTOWN       JAMESTOWN
                                            JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                             BALANCED         EQUITY           VIRGINIA        EQUITY
                                              FUND             FUND              FUND           FUND
------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in securities:
   At acquisition cost ................. $  53,395,388    $  38,838,474    $  30,042,907   $  17,630,736
                                         =============    =============    =============   =============
   At value (Note 1) ................... $  62,603,463    $  46,023,682    $  31,722,721   $  17,904,281
 Cash ..................................            --               --               --         392,291
 Cash denominated in
  foreign currency(a) (Note 5) .........            --               --               --          81,970
 Dividends and interest receivable .....       250,265           21,600          412,433          11,348
 Receivable for securities sold ........       581,615          786,133               --              --
 Receivable for capital shares sold ....        15,453           10,365               --           1,807
 Net unrealized appreciation on
  forward foreign currency
  exchange contracts (Note 6) ..........            --               --               --             113
 Other assets ..........................         9,411           15,795            6,263           6,471
                                         -------------    -------------    -------------   -------------
TOTAL ASSETS ...........................    63,460,207       46,857,575       32,141,417      18,398,281
                                         -------------    -------------    -------------   -------------
LIABILITIES
 Distributions payable .................        20,860            1,933           22,837            --
 Payable for securities purchased ......       906,351        1,041,555             --            12,249
 Payable for capital shares redeemed ...        30,107           11,007           21,815            --
 Accrued investment advisory fees
  (Note 3) .............................        33,375           24,459            9,747           5,888
 Accrued administration fees (Note 3) ..         6,700            5,200            3,800           3,000
 Other accrued expenses and liabilities          9,053            1,100            3,734          15,146
                                         -------------    -------------    -------------   -------------
TOTAL LIABILITIES ......................     1,006,446        1,085,254           61,933          36,283
                                         -------------    -------------    -------------   -------------
NET ASSETS                               $  62,453,761    $  45,772,321    $  32,079,484   $  18,361,998
                                         =============    =============    =============   =============
Net assets consist of:
 Paid-in capital ....................... $  52,020,966    $  37,032,776    $  30,432,572   $  35,563,451
 Undistributed (overdistributed)
  net investment income ................       (87,071)           3,794           23,823         125,745
 Accumulated net realized gains (losses)
  from security transactions ...........     1,311,791        1,550,543          (56,725)    (17,600,544)
 Net unrealized appreciation
  on investments .......................     9,208,075        7,185,208        1,679,814         273,545
 Net unrealized depreciation on
  translation of assets and liabilities
  in foreign currencies ................            --               --               --            (199)
                                         -------------    -------------    -------------   -------------
Net assets ............................. $  62,453,761    $  45,772,321    $  32,079,484   $  18,361,998
                                         =============    =============    =============   =============
Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
   no par value) .......................     4,087,438        2,504,872        3,069,425       2,014,392
                                         =============    =============    =============   =============
Net asset value, offering price and
 redemption price per share(b) ......... $       15.28    $       18.27    $       10.45   $        9.12
                                         =============    =============    =============   =============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $82,194.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

     See  accompanying  notes  to  financial  statements.


THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)
===========================================================================================================
                                                                              JAMESTOWN       JAMESTOWN
                                            JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                             BALANCED         EQUITY           VIRGINIA        EQUITY
                                              FUND             FUND              FUND           FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends ............................. $     245,990    $     264,889    $          --   $     306,182
 Foreign withholding taxes on dividends             --               --               --         (27,982)
 Interest ..............................       533,998            8,767          715,084              --
                                         -------------    -------------    -------------   -------------
 TOTAL INVESTMENT INCOME ...............       779,988          273,656          715,084         278,200
                                         -------------    -------------    -------------   -------------
EXPENSES
 Investment advisory fees (Note 3) .....       203,727          152,655           65,434          98,801
 Administration fees (Note 3) ..........        40,857           32,530           23,663          19,722
 Custodian fees ........................         5,090            4,713            2,610          29,404
 Professional fees .....................         8,840            7,490            6,490           8,340
 Trustees' fees and expenses ...........         5,239            5,239            5,239           5,239
 Registration fees .....................         7,447            7,026              922           7,315
 Pricing costs .........................         4,495              785            2,385          18,741
 Postage and supplies ..................         3,134            2,790            2,844           1,980
 Insurance expense .....................         2,261            1,897            1,315             913
 Printing of shareholder reports .......         1,856            2,713            1,020           1,388
 Other expenses ........................         1,734              834            5,860           1,914
                                         -------------    -------------    -------------   -------------
  TOTAL EXPENSES .......................       284,680          218,672          117,782         193,757
 Fees waived by the Adviser (Note 3) ...          --               --             (4,908)        (52,460)
 Expenses reimbursed through a
  brokerage arrangement (Note 4) .......       (12,000)         (12,000)            --              --
                                         -------------    -------------    -------------   -------------
  NET EXPENSES .........................       272,680          206,672          112,874         141,297
                                         -------------    -------------    -------------   -------------

NET INVESTMENT INCOME ..................       507,308           66,984          602,210         136,903
                                         -------------    -------------    -------------   -------------

REALIZED AND UNREALIZED
 GAINS (LOSSES) ON  INVESTMENTS
 AND FOREIGN  CURRENCIES (NOTE 5)
 Net realized gains (losses) from:
  Security transactions ................     1,417,314        1,572,193           22,948       2,235,003
  Foreign currency transactions ........            --               --               --          (8,470)
 Net change in unrealized appreciation/
  depreciation on:
  Investments ..........................    (1,925,467)      (1,578,960)        (411,378)     (3,017,074)
  Foreign currency translation .........            --               --               --          (1,595)
                                         -------------    -------------    -------------   -------------

NET REALIZED AND UNREALIZED
 LOSSES ON INVESTMENTS
 AND FOREIGN CURRENCIES ................      (508,153)          (6,767)        (388,430)       (792,136)
                                         -------------    -------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS ................ $        (845)    $     60,217     $    213,780   $    (655,233)
                                         =============    =============    =============   =============

See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                      JAMESTOWN                         JAMESTOWN
                                                     BALANCED FUND                     EQUITY FUND
                                         ---------------------------------------------------------------
                                            SIX MONTHS                        SIX MONTHS
                                              ENDED             YEAR            ENDED           YEAR
                                            SEPT. 30,           ENDED          SEPT. 30,        ENDED
                                              2004            MARCH 31,         2004          MARCH 31,
                                           (UNAUDITED)          2004          (UNAUDITED)       2004
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ................. $     507,308    $   1,151,574    $      66,984   $     125,620
 Net realized gains on security
  transactions .........................     1,417,314        4,199,003        1,572,193       2,588,909
 Net change in unrealized appreciation/
  depreciation on investments ..........    (1,925,467)       6,717,187       (1,578,960)      8,914,790
                                         -------------    -------------    -------------   -------------
Net increase (decrease) in net assets
 from operations .......................          (845)      12,067,764           60,217      11,629,319
                                         -------------    -------------    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income ............      (511,170)      (1,223,055)         (63,190)       (127,664)
 From net realized gains from
  security transactions ................            --       (3,352,848)              --      (1,325,502)
                                         -------------    -------------    -------------   -------------
Net decrease in net assets from
 distributions to shareholders .........      (511,170)      (4,575,903)         (63,190)     (1,453,166)
                                         -------------    -------------    -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold .............       776,189        3,140,462        1,388,740       4,251,916
 Net asset value of shares issued in
  reinvestment of distributions to
  shareholders .........................       470,203        4,290,910           59,969       1,353,892
 Payments for shares redeemed ..........    (2,118,221)     (16,424,954)      (5,860,171)     (4,214,310)
                                         -------------    -------------    -------------   -------------
Net increase (decrease) in net assets
 from capital share transactions .......      (871,829)      (8,993,582)      (4,411,462)      1,391,498
                                         -------------    -------------    -------------   -------------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS .........................    (1,383,844)      (1,501,721)      (4,414,435)     11,567,651

NET ASSETS
 Beginning of period ...................    63,837,605       65,339,326       50,186,756      38,619,105
                                         -------------    -------------    -------------   -------------
End of period .......................... $  62,453,761    $  63,837,605    $  45,772,321   $  50,186,756
                                         =============    =============    =============   =============

UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME ................. $     (87,071)   $     (83,209)   $       3,794    $         --
                                         =============    =============    =============   =============


CAPITAL SHARE ACTIVITY
 Sold ..................................        50,825          208,358           76,061         246,616
 Reinvested ............................        30,591          282,740            3,253          74,222
 Redeemed ..............................      (138,777)      (1,093,653)        (319,900)       (244,294)
                                         -------------    -------------    -------------   -------------
 Net increase (decrease) in shares
  outstanding ..........................       (57,361)        (602,555)        (240,586)         76,544
 Shares outstanding, beginning of period     4,144,799        4,747,354        2,745,458       2,668,914
                                         -------------    -------------    -------------   -------------
 Shares outstanding, end of period .....     4,087,438        4,144,799        2,504,872       2,745,458
                                         =============    =============    =============   =============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                               JAMESTOWN TAX EXEMPT                   JAMESTOWN
                                                  VIRGINIA FUND               INTERNATIONAL EQUITY FUND
                                         ---------------------------------------------------------------
                                            SIX MONTHS                        SIX MONTHS
                                              ENDED             YEAR            ENDED           YEAR
                                            SEPT. 30,           ENDED          SEPT. 30,        ENDED
                                              2004            MARCH 31,         2004          MARCH 31,
                                           (UNAUDITED)          2004          (UNAUDITED)       2004
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ................. $     602,210    $   1,215,391    $     136,903   $     135,044
 Net realized gains (losses) from:
  Security transactions ................        22,948          141,046        2,235,003       1,481,570
  Foreign currency transactions ........            --               --           (8,470)         22,537
 Net change in unrealized appreciation/
   depreciation on:
   Investments .........................      (411,378)         (95,839)      (3,017,074)      7,758,606
   Foreign currency translation ........            --               --           (1,595)         (5,493)
                                         -------------    -------------    -------------   -------------
Net increase (decrease) in net assets
 from operations .......................       213,780        1,260,598         (655,233)      9,392,264
                                         -------------    -------------    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income ............      (589,833)      (1,211,959)         (21,260)       (128,007)
 From net realized gains from foreign
  currency transactions ................          --               --               --           (22,537)
                                         -------------    -------------    -------------   -------------
Net decrease in net assets from
 distribution to shareholders ..........      (589,833)      (1,211,959)         (21,260)       (150,544)
                                         -------------    -------------    -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold .............     1,684,895        4,145,836          193,582       1,190,078
 Net asset value of shares issued in
  reinvestment of distributions to
  shareholders .........................       442,165          856,576           20,458         146,131
 Proceeds from redemption fees collected            --               --               --             400
 Payments for shares redeemed ..........    (3,273,625)      (7,872,504)      (2,333,904)    (10,728,264)
                                         -------------    -------------    -------------   -------------
Net decrease in net assets from
 capital share transactions ............    (1,146,565)      (2,870,092)      (2,119,864)     (9,391,655)
                                         -------------    -------------    -------------   -------------

TOTAL DECREASE IN
 NET ASSETS ............................    (1,522,618)      (2,821,453)      (2,796,357)       (149,935)

NET ASSETS
 Beginning of period ...................    33,602,102       36,423,555       21,158,355      21,308,290
                                         -------------    -------------    -------------   -------------
 End of period ......................... $  32,079,484    $  33,602,102    $  18,361,998   $  21,158,355
                                         -------------    -------------    -------------   -------------

UNDISTRIBUTED NET
 INVESTMENT INCOME ..................... $      23,823    $      11,446    $     125,745   $      18,572
                                         =============    =============    =============   =============

CAPITAL SHARE ACTIVITY
 Sold ..................................       162,600          394,610           20,850         139,029
 Reinvested ............................        42,734           81,178            2,183          16,552
 Redeemed ..............................      (316,376)        (743,152)        (255,425)     (1,287,783)
                                         -------------    -------------    -------------   -------------
 Net decrease in shares outstanding ....      (111,042)        (267,364)        (232,392)     (1,132,202)
 Shares outstanding, beginning of period     3,180,467        3,447,831        2,246,784       3,378,986
                                         -------------    -------------    -------------   -------------
 Shares outstanding, end of period .....     3,069,425        3,180,467        2,014,392       2,246,784
                                         =============    =============    =============   =============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
================================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================
                                           SIX MONTHS
                                              ENDED
                                            SEPT. 30,                 YEARS ENDED MARCH 31,
                                              2004      --------------------------------------------------------
                                          (UNAUDITED)     2004        2003       2002(a)      2001        2000
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $ 15.40     $ 13.76     $ 15.66     $ 16.78     $ 19.83     $ 18.12
                                            -------     -------     -------     -------     -------     -------

Income (loss) from investment operations:
 Net investment income ...............         0.12        0.27        0.31        0.32        0.35        0.35
 Net realized and unrealized gains
 (losses) on investments .............        (0.11)       2.48       (1.88)      (0.86)      (2.82)       2.49
                                            -------     -------     -------     -------     -------     -------
Total from investment operations .....         0.01        2.75       (1.57)      (0.54)      (2.47)       2.84
                                            -------     -------     -------     -------     -------     -------

Less distributions:
 Dividends from net investment income         (0.13)      (0.29)      (0.33)      (0.35)      (0.35)      (0.35)
 Distributions from net realized gains           --       (0.82)         --       (0.23)      (0.23)      (0.78)
                                            -------     -------     -------     -------     -------     -------
Total distributions ..................        (0.13)      (1.11)      (0.33)      (0.58)      (0.58)      (1.13)
                                            -------     -------     -------     -------     -------     -------

Net asset value at end of period .....      $ 15.28     $ 15.40     $ 13.76     $ 15.66     $ 16.78     $ 19.83
                                            =======     =======     =======     =======     =======     =======

Total return (b) .....................        0.03%(c)   20.29%     (10.06%)     (3.22%)    (12.65%)     15.90%
                                            =======     =======     =======     =======     =======     =======

Net assets at end of period (000's) ..      $62,454     $63,838     $65,339     $96,824    $109,333    $128,201
                                            =======     =======     =======     =======     =======     =======


Ratio of gross expenses to
 average net assets ..................         0.91%(d)    0.91%       0.90%       0.86%       0.87%       0.88%

Ratio of net expenses to average
 net assets(e) .......................         0.87%(d)    0.88%       0.87%       0.83%       0.85%       0.86%

Ratio of net investment income to
 average net assets ..................         1.61%(d)    1.77%       2.12%       1.97%       1.84%       1.85%

Portfolio turnover rate ..............           22%(d)      36%         38%         62%         64%         62%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Annualized.

(e) Ratios were determined based on net expenses after expense reimbursements through a brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================
                                           SIX MONTHS
                                              ENDED
                                            SEPT. 30,                 YEARS ENDED MARCH 31,
                                              2004      --------------------------------------------------------
                                          (UNAUDITED)     2004        2003       2002         2001        2000
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $ 18.28     $ 14.47     $ 18.40     $ 19.94     $ 26.02     $ 21.76
                                            -------     -------     -------     -------     -------     -------

Income (loss) from investment operations:
 Net investment income (loss) ........         0.03        0.05        0.04        0.06       (0.00)(a)    0.03
 Net realized and unrealized gains
  (losses) on investments ............        (0.01)       4.30       (3.93)      (1.54)      (5.51)       5.18
                                            -------     -------     -------     -------     -------     -------
Total from investment operations .....         0.02        4.35       (3.89)      (1.48)      (5.51)       5.21
                                            -------     -------     -------     -------     -------     -------

Less distributions:
 Dividends from net investment income         (0.03)      (0.05)      (0.04)      (0.06)         --       (0.03)
 Distributions from net realized gains           --       (0.49)         --          --       (0.57)      (0.92)
                                            -------     -------     -------     -------     -------     -------
Total distributions ..................        (0.03)      (0.54)      (0.04)      (0.06)      (0.57)      (0.95)
                                            -------     -------     -------     -------     -------     -------

Net asset value at end of period .....      $ 18.27     $ 18.28     $ 14.47     $ 18.40     $ 19.94     $ 26.02
                                            =======     =======     =======     =======     =======     =======

Total return(b) ......................        0.08%(c)   30.10%     (21.15%)     (7.42%)    (21.49%)     24.04%
                                            =======     =======     =======     =======     =======     =======

Net assets at end of period (000's) ..      $45,772     $50,187     $38,619     $54,807     $60,914     $77,809
                                            =======     =======     =======     =======     =======     =======

Ratio of gross expenses to
 average net assets ..................         0.93%(d)    0.94%       0.96%       0.90%       0.90%       0.91%

Ratio of net expenses to average
 net assets(e) .......................         0.88%(d)    0.88%       0.89%       0.86%       0.88%       0.88%

Ratio of net investment income
 (loss) to average net assets ........         0.28%(d)    0.27%       0.25%       0.31%      (0.01%)      0.14%

Portfolio turnover rate ..............           25%(d)      52%         60%         89%         83%         67%

(a)  Amount rounds to less than ($0.01) per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Annualized.

(e) Ratios were determined based on net expenses after expense reimbursements through a brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
================================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================
                                           SIX MONTHS
                                              ENDED
                                            SEPT. 30,                 YEARS ENDED MARCH 31,
                                              2004      --------------------------------------------------------
                                          (UNAUDITED)     2004        2003       2002(a)      2001        2000
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $ 10.57     $ 10.56     $ 10.12     $ 10.22     $  9.79     $ 10.22
                                            -------     -------     -------     -------     -------     -------

Income (loss) from investment operations:
 Net investment income ...............         0.19        0.37        0.38        0.41        0.43        0.42
 Net realized and unrealized gains
  (losses) on investments ............        (0.12)       0.00(b)     0.44       (0.10)       0.43       (0.42)
                                            -------     -------     -------     -------     -------     -------
Total from investment operations .....         0.07        0.37        0.82        0.31        0.86        0.00
                                            -------     -------     -------     -------     -------     -------

Less distributions:
 Dividends from net investment income         (0.19)      (0.36)      (0.38)      (0.41)      (0.43)      (0.42)
 Distributions from net realized gains           --          --          --          --          --       (0.01)
                                            -------     -------     -------     -------     -------     -------
Total distributions ..................        (0.19)      (0.36)      (0.38)      (0.41)      (0.43)      (0.43)
                                            -------     -------     -------     -------     -------     -------
Net asset value at end of period .....      $ 10.45     $ 10.57     $ 10.56     $ 10.12     $ 10.22     $  9.79
                                            =======     =======     =======     =======     =======     =======

Total return(c) ......................        0.66%(d)    3.61%       8.24%       3.04%       8.97%       0.04%
                                            =======     =======     =======     =======     =======     =======

Net assets at end of period (000's) ..      $32,079     $33,602     $36,424     $33,896     $30,182     $29,138
                                            =======     =======     =======     =======     =======     =======

Ratio of net expenses to
 average net assets(e) ...............         0.69%(f)    0.69%       0.69%       0.68%       0.68%       0.69%

Ratio of net investment income to
 average net assets ..................         3.67%(f)    3.46%       3.68%       4.02%       4.31%       4.27%

Portfolio turnover rate ..............           15%(f)      43%         28%         27%         47%         47%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April
     1, 2001 have not been restated to reflect this change in presentation.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.72%(f) for the six months ended September 30, 2004 and 0.74% and 0.70% for the years ended
     March 31, 2004 and 2003, respectively.

(f)  Annualized.

See accompanying notes to financial statements.


THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================
                                           SIX MONTHS
                                              ENDED
                                            SEPT. 30,                 YEARS ENDED MARCH 31,
                                              2004      --------------------------------------------------------
                                          (UNAUDITED)     2004        2003       2002         2001        2000
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $  9.42     $  6.31     $  8.98     $ 10.56     $ 17.99     $ 13.63
                                            -------     -------     -------     -------     -------     -------

Income (loss) from investment operations:
 Net investment income (loss) ........         0.07        0.05        0.06        0.01       (0.03)      (0.00)
 Net realized and unrealized gains (losses)
  on investments and foreign currencies       (0.36)       3.12       (2.69)      (1.47)      (5.48)       5.19
                                            -------     -------     -------     -------     -------     -------
Total from investment operations .....        (0.29)       3.17       (2.63)      (1.46)      (5.51)       5.19
                                            -------     -------     -------     -------     -------     -------

Less distributions:
 Dividends from net investment income         (0.01)      (0.05)      (0.05)      (0.05)      (0.05)      (0.04)
 Return of capital ...................           --          --          --       (0.08)         --          --
 Distributions from net realized gains           --       (0.01)         --          --       (1.87)      (0.79)
                                            -------     -------     -------     -------     -------     -------
Total distributions ..................        (0.01)      (0.06)      (0.05)      (0.13)      (1.92)      (0.83)
                                            -------     -------     -------     -------     -------     -------

Proceeds from redemption fees collected          --        0.00(a)     0.01        0.01          --          --
                                            -------     -------     -------     -------     -------     -------

Net asset value at end of period .....      $  9.12     $  9.42     $  6.31     $  8.98     $ 10.56     $ 17.99
                                            =======     =======     =======     =======     =======     =======

Total return(b) ......................       (3.08%)(c)  50.22%     (29.18%)    (13.66%)    (33.29%)     39.35%
                                            =======     =======     =======     =======     =======     =======

Net assets at end of period (000's) ..      $18,362     $21,158     $21,308     $44,022     $59,664     $85,849
                                            =======     =======     =======     =======     =======     =======

Ratio of net expenses to average
 net assets(d) .......................        1.43%(e)    1.38%       1.38%       1.38%       1.41%       1.56%

Ratio of net investment income (loss)
 to average net assets ...............        1.38%(e)    0.57%       0.60%       0.12%      (0.24%)     (0.01%)

Portfolio turnover rate ..............         207%(e)      78%         56%         80%         48%         52%

(a)  Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.96%(e) for the six months ended September 30, 2004 and 1.77%, 1.70% and 1.51% for the years ended March 31, 2004, 2003 and 2002, respectively.

(e)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
 SHARES    COMMON STOCKS -- 65.1%                                       VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 8.3%
    12,000  Gannett Company, Inc. ................................ $ 1,005,120
    20,000  Home Depot, Inc. .....................................     784,000
    32,000  Staples, Inc. ........................................     954,240
    14,000  Target Corporation ...................................     633,500
    22,000  Viacom, Inc. - Class B ...............................     738,320
    20,200  Wal-Mart Stores, Inc. ................................   1,074,640
                                                                   -----------
                                                                     5,189,820
                                                                   -----------
            CONSUMER STAPLES -- 3.7%
    12,000  Hershey Foods Corporation ............................     560,520
    27,000  PepsiCo, Inc. ........................................   1,313,550
    14,000  SYSCO Corporation ....................................     418,880
                                                                   -----------
                                                                     2,292,950
                                                                   -----------
            ENERGY -- 4.4%
    12,000  Anadarko Petroleum Corporation .......................     796,320
    20,200  ChevronTexaco Corporation ............................   1,083,528
    20,000  Noble Drilling Corporation (a) .......................     899,000
                                                                   -----------
                                                                     2,778,848
                                                                   -----------
            FINANCIALS -- 12.4%
    16,000  American International Group, Inc. ...................   1,087,840
    30,000  Bank of America Corporation ..........................   1,299,900
    27,000  Citigroup, Inc. ......................................   1,191,240
    10,000  Goldman Sachs Group, Inc. ............................     932,400
    25,500  JPMorgan Chase & Company .............................   1,013,115
    11,800  Marsh & McLennan Companies, Inc. .....................     539,968
    17,600  Principal Financial Group, Inc. ......................     633,072
    22,900  Prudential Financial, Inc. ...........................   1,077,216
                                                                   -----------
                                                                     7,774,751
                                                                   -----------
            HEALTHCARE -- 9.7%
    20,000  Amgen, Inc. (a) ......................................   1,133,600
    16,000  Anthem, Inc. (a) .....................................   1,396,000
    10,000  Johnson & Johnson ....................................     563,300
    14,000  Medtronic, Inc. ......................................     726,600
    44,000  Pfizer, Inc. .........................................   1,346,400
    34,000  Teva Pharmaceutical Industries Ltd. ..................     882,300
                                                                   -----------
                                                                     6,048,200
                                                                   -----------
            INDUSTRIALS -- 10.6%
     8,400  3M Company ...........................................     671,748
    39,000  Cendant Corporation ..................................     842,400
    18,000  Dover Corporation ....................................     699,660
     7,000  General Dynamics Corporation .........................     714,700
    25,600  General Electric Company .............................     859,648
    13,500  Illinois Tool Works, Inc. ............................   1,257,795
    14,500  ITT Industries, Inc. .................................   1,159,855
    14,700  Norfolk Southern Corporation .........................     437,178
                                                                   -----------
                                                                     6,642,984
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 65.1% (Continued)                          VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 12.2%
    16,000  Accenture Ltd. - Class A (a) ......................... $   432,800
    11,400  Affiliated Computer Services, Inc. (a) ...............     634,638
    12,000  Analog Devices, Inc. .................................     465,360
    28,700  Cisco Systems, Inc. (a) ..............................     519,470
    24,500  Dell Computer Corporation (a) ........................     872,200
    10,300  First Data Corporation ...............................     448,050
    24,000  Intel Corporation ....................................     481,440
    13,000  Intuit, Inc. (a) .....................................     590,200
    20,000  Jabil Circuit, Inc. (a) ..............................     460,000
     4,800  Lexmark International, Inc. (a) ......................     403,248
    44,000  Microsoft Corporation ................................   1,216,600
    52,000  Oracle Corporation (a) ...............................     586,560
    12,400  Qualcomm, Inc. .......................................     484,096
                                                                   -----------
                                                                     7,594,662
                                                                   -----------
            MATERIALS -- 3.8%
    23,800  Bemis Company, Inc. ..................................     632,604
    24,000  Praxair, Inc. ........................................   1,025,760
    13,500  Vulcan Materials Company .............................     687,825
                                                                   -----------
                                                                     2,346,189
                                                                   -----------

           TOTAL COMMON STOCKS (Cost $32,543,559) ................ $40,668,404
                                                                   -----------

================================================================================
PAR VALUE  U.S. TREASURY OBLIGATIONS -- 2.5%                            VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY NOTES-- 2.1%
$1,000,000  7.00%, due 07/15/2006 ................................ $ 1,077,812
   250,000  4.00%, due 02/15/2014 ................................     248,067
                                                                   -----------
                                                                     1,325,879
                                                                   -----------
            U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.4%
   245,078  3.375%, due 01/15/2007 ...............................     261,840
                                                                   -----------

            TOTAL U.S.TREASURY OBLIGATIONS (Cost $1,506,187) .....  $1,587,719
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.0%                   VALUE
--------------------------------------------------------------------------------
            FEDERAL HOME LOAN BANK -- 0.4%
$  250,000  4.125%, due 01/14/2005 ............................... $   251,571
                                                                   -----------

            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.3%
 1,000,000  6.625%, due 09/15/2009 ...............................   1,128,014
   300,000  5.125%, due 07/15/2012 ...............................     315,118
                                                                   -----------
                                                                     1,443,132
                                                                   -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.3%
   800,000  7.00%, due 07/15/2005 ................................     829,392
   200,000  2.00%, due 10/21/2005 ................................     199,198
   700,000  6.00%, due 12/15/2005 ................................     729,728
   250,000  7.25%, due 01/15/2010 ................................     289,913
                                                                   -----------
                                                                     2,048,231
                                                                   -----------
            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost $3,503,983) ................................... $ 3,742,934
                                                                   -----------

================================================================================
 PAR VALUE  MORTGAGE-BACKED SECURITIES -- 3.7%                          VALUE
--------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.7%
$  114,414  Pool #1471, 7.00%, due 03/01/2008 .................... $   118,283
    67,345  Pool #1655, 6.50%, due 10/01/2008 ....................      68,398
   192,677  Pool #E00616, 6.00%, due 01/01/2014 ..................     202,006
    65,836  Pool #E90624, 6.00%, due 08/01/2017 ..................      69,023
                                                                   -----------
                                                                       457,710
                                                                   -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.1%
    68,411  Series #1993-18-PJ, 6.50%, due 12/01/2007 ............      69,470
   752,699  Pool #380512, 6.15%, due 08/01/2008 ..................     804,213
   298,114  Pool #255031,4.50%, due 12/01/2018 ...................     297,424
   108,388  Pool #489757, 6.00%, due 04/01/2029 ..................     112,276
                                                                   -----------
                                                                     1,283,383
                                                                   -----------
            GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.9%
    93,240  Pool #781344, 6.50%, due 10/01/2031 ..................      98,450
   444,011  Series #2003-102-PD, 4.25%, due 05/01/2033 ...........     443,135
                                                                   -----------
                                                                       541,585
                                                                   -----------

             TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,203,286)... $ 2,282,678
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE  CORPORATE BONDS -- 16.1%                                    VALUE
--------------------------------------------------------------------------------
            Abbott Laboratories,
$  220,000  5.625%, due 07/01/2006 ............................... $   230,314
            Alcoa, Inc.,
   250,000  6.50%, due 06/01/2011 ................................     280,754
            Allstate Corporation (The),
   150,000  6.125%, due 02/15/2012 ...............................     164,983
            American Home Products Corporation,
   500,000  7.90%, due 02/15/2005 ................................     509,278
            Anheuser-Busch Companies, Inc.,
   249,000  5.375%, due 09/15/2008 ...............................     263,807
            BB&T Corporation,
   325,000  6.50%, due 08/01/2011 ................................     363,095
            Burlington Resources, Inc.,
   350,000  6.68%, due 02/15/2011 ................................     392,849
            Citigroup, Inc.,
   200,000  5.00%, due 03/06/2007 ................................     208,719
            ConocoPhillips,
   200,000  4.75%, due 10/15/2012 ................................     202,797
            CVS Corporation,
   250,000  5.625%, due 03/15/2006 ...............................     259,823
            Deutsche Telekom AG,
   300,000  8.50%, due 06/15/2010 ................................     359,576
            Donaldson, Lufkin Jenrette, Inc.,
   500,000  6.875%, due 11/01/2005 ...............................     522,424
            Dover Corporation,
   345,000  6.50%, due 02/15/2011 ................................     387,485
            Duke Realty L.P., Medium Term Notes,
   390,000  6.75%, due 05/30/2008 ................................     428,356
            FPL Group Capital, Inc.,
   300,000  7.375%, due 06/01/2009 ...............................     342,872
            General Dynamics Corporation,
   125,000  4.25%, due 05/15/2013 ................................     121,739
            General Motors Corporation,
   500,000  6.125%, due 08/28/2007 ...............................     526,778
            Goldman Sachs Group, Inc.,
   350,000  6.65%, due 05/15/2009 ................................     389,762
            GTE Northwest, Inc.,
   300,000  6.30%, due 06/01/2010 ................................     325,821
            Household Financial Company,
   300,000  6.40%, due 06/17/2008 ................................     327,337
            Illinois Tool Works, Inc.,
   216,000  5.75%, due 03/01/2009 ................................     233,294
            International Business Machines Corporation,
   175,000  4.375%, due 06/01/2009 ...............................     178,698
            JPMorgan Chase & Company,
   300,000  6.75%, due 02/01/2011 ................................     337,517
            May Department Stores Company,
   260,000  5.95%, due 11/01/2008 ................................     278,137
            Morgan Stanley,
   250,000  5.30%, due 03/01/20013 ...............................     256,234

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE  CORPORATE BONDS -- 16.1% (Continued)                        VALUE
--------------------------------------------------------------------------------
             NATIONAL CITY CORPORATION,
$  575,000  7.20%, due 05/15/2005 ................................ $   592,022
            Pharmacia Corporation,
   250,000  5.75%, due 12/01/2005 ................................     258,638
            SBC Communciations, Inc., Medium Term Notes,
   400,000  6.875%, due 08/15/2006 ...............................     427,173
            SunTrust Banks, Inc.
   300,000  6.00%, due 01/15/2028 ................................     324,873
            Union Camp Corporation,
   300,000  6.50%, due 11/15/2007 ................................     325,933
            United Technologies Corporation,
   250,000  6.10%, due 05/15/2012 ................................     275,652
                                                                   -----------

            TOTAL CORPORATE BONDS (Cost $9,443,972) .............. $10,096,740
                                                                   -----------

================================================================================
 PAR VALUE  MUNICIPAL DEBT SECURITITES -- 0.4%                          VALUE
--------------------------------------------------------------------------------
$230,000    Virginia State Residential Authority, Infrastructure, Revenue,
             5.90%, due 05/01/2011 (Cost $234,037) ............... $   249,428
                                                                   -----------

================================================================================
 PAR VALUE  REGIONAL AUTHORITY BONDS -- 0.4%                            VALUE
--------------------------------------------------------------------------------
$  205,000  Manitoba (Province of), Medium Term Notes,
             5.50%, due 10/01/2008 (Cost $204,392) ............... $   219,588
                                                                   -----------

================================================================================
 PAR VALUE  SHORT-TERM CORPORATE NOTES -- 5.2%                          VALUE
--------------------------------------------------------------------------------
$  594,791  American Family Demand Note, 1.45% ................... $   594,791
 1,980,110  U.S. Bank N.A. Financial Services, Demand Note, 1.59%.   1,980,110
   703,995  Wisconsin Corporate Central Credit Union,
             Demand Note, 1.51% ..................................     703,995
                                                                   -----------

            TOTAL SHORT-TERM CORPORATE NOTES (Cost $3,278,896) ... $ 3,278,896
                                                                   -----------

================================================================================
    SHARES  MONEY MARKET FUNDS -- 0.8%                                  VALUE
--------------------------------------------------------------------------------
   477,076  First American Treasury Obligation Fund -
             Class S (Cost $477,076) ............................. $   477,076
                                                                   -----------

            TOTAL INVESTMENTS AT VALUE -- 100.2%
             (Cost $53,395,388) .................................. $62,603,463

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%) ......    (149,702)
                                                                   -----------

            NET ASSETS -- 100.0% ................................. $62,453,761
                                                                   ===========

(a) Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
   SHARES   COMMON STOCKS -- 94.6%                                     VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 12.1%
    13,000  Gannett Company, Inc. ................................ $ 1,088,880
    21,000  Home Depot, Inc. .....................................     823,200
    32,000  Staples, Inc. ........................................     954,240
    15,000  Target Corporation ...................................     678,750
    24,000  Viacom, Inc. - Class B ...............................     805,440
    21,600  Wal-Mart Stores, Inc. ................................   1,149,120
                                                                   -----------
                                                                     5,499,630
                                                                   -----------
            CONSUMER STAPLES -- 5.2%
    13,000  Hershey Foods Corporation ............................     607,230
    29,000  PepsiCo, Inc. ........................................   1,410,850
    12,000  SYSCO Corporation ....................................     359,040
                                                                   -----------
                                                                     2,377,120
                                                                   -----------
            ENERGY -- 6.4%
    13,000  Anadarko Petroleum Corporation .......................     862,680
    21,000  ChevronTexaco Corporation ............................   1,126,440
    21,000  Noble Drilling Corporation (a) .......................     943,950
                                                                   -----------
                                                                     2,933,070
                                                                   -----------
            FINANCIAL -- 18.1%
    17,000  American International Group, Inc. ...................   1,155,830
    32,000  Bank of America Corporation ..........................   1,386,560
    29,000  Citigroup, Inc. ......................................   1,279,480
    10,500  Goldman Sachs Group, Inc. ............................     979,020
    27,000  JPMorgan Chase & Company .............................   1,072,710
    12,500  Marsh & McLennan Companies, Inc. .....................     572,000
    18,800  Principal Financial Group, Inc. ......................     676,236
    24,400  Prudential Financial, Inc. ...........................   1,147,776
                                                                   -----------
                                                                     8,269,612
                                                                   -----------
            HEALTHCARE -- 14.1%
    21,400  Amgen, Inc. (a) ......................................   1,212,952
    17,000  Anthem, Inc. (a) .....................................   1,483,250
    11,000  Johnson & Johnson ....................................     619,630
    15,000  Medtronic, Inc. ......................................     778,500
    47,000  Pfizer, Inc. .........................................   1,438,200
    36,000  Teva Pharmaceutical Industries Ltd. ..................     934,200
                                                                   -----------
                                                                     6,466,732
                                                                   -----------
            INDUSTRIALS -- 15.8%
     9,000  3M Company ...........................................     719,730
    45,000  Cendant Corporation ..................................     972,000
    20,000  Dover Corporation ....................................     777,400
     7,500  General Dynamics Corporation .........................     765,750
    27,300  General Electric Company .............................     916,734
    15,000  Illinois Tool Works, Inc. ............................   1,397,550
    15,500  ITT Industries, Inc. .................................   1,239,845
    15,700  Norfolk Southern Corporation .........................     466,918
                                                                   -----------
                                                                     7,255,927
                                                                   -----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 94.6% (Continued)                          VALUE
-------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 17.7%
    17,200  Accenture Ltd. - Class A (a) ......................... $   465,260
    12,200  Affiliated Computer Services, Inc. (a) ...............     679,174
    12,400  Analog Devices, Inc. .................................     480,872
    29,000  Cisco Systems, Inc. (a) ..............................     524,900
    26,500  Dell Computer Corporation (a) ........................     943,400
    10,000  First Data Corporation ...............................     435,000
    27,000  Intel Corporation ....................................     541,620
    15,000  Intuit, Inc. (a) .....................................     681,000
    20,000  Jabil Circuit, Inc. (a) ..............................     460,000
     5,200  Lexmark International, Inc. (a) ......................     436,852
    48,000  Microsoft Corporation ................................   1,327,200
    55,000  Oracle Corporation (a) ...............................     620,400
    13,400  Qualcomm, Inc. .......................................     523,136
                                                                   -----------
                                                                     8,118,814
                                                                   -----------
            MATERIALS -- 5.2%
    25,500  Bemis Company, Inc. ..................................     677,790
    23,000  Praxair, Inc. ........................................     983,020
    14,500  Vulcan Materials Company .............................     738,775
                                                                   -----------
                                                                     2,399,585
                                                                   -----------

            TOTAL COMMON STOCKS (Cost $36,135,282) ............... $43,320,490
                                                                   -----------

================================================================================
 PAR VALUE  SHORT-TERM CORPORATE NOTES -- 5.3%                          VALUE
--------------------------------------------------------------------------------
$  430,887  American Family Financial Services, Demand Note, 1.45% $   430,887
 1,496,751  U.S. Bank N.A., Demand Note, 1.59% ...................   1,496,751
   522,818  Wisconsin Corporate Central Credit Union,
             Variable Demand Note, 1.51% .........................     522,818
                                                                   -----------

            TOTAL SHORT-TERM CORPORATE NOTES (Cost $2,450,456) ... $ 2,450,456
                                                                   -----------

================================================================================
  SHARES    MONEY MARKET FUNDS -- 0.6%                                  VALUE
--------------------------------------------------------------------------------
   252,736  First American Treasury Obligation Fund -
             Class S (Cost $252,736) ............................. $   252,736
                                                                   -----------

            TOTAL INVESTMENTS AT VALUE -- 100.5%
             (Cost $38,838,474) .................................. $46,023,682

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%) ......    (251,361)
                                                                   -----------

            NET ASSETS -- 100.0% ................................. $45,772,321
                                                                   ===========

(a) Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
   PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE     OBLIGATION (GO) BONDS -- 98.8%                              VALUE
--------------------------------------------------------------------------------
            Alexandria, Virginia, GO,
$1,000,000    5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101.   $ 1,108,550
            Alexandria, Virginia, Redevelopment and Housing Authority,
             Residential Care Facilities, Revenue,
   800,000    1.70%, floating rate, due 10/01/2006 ...............       800,000
            Arlington Co., Virginia, GO,
   990,000    5.40%, due 06/01/2014, prerefunded 06/01/2005 @ 101.5    1,029,986
            Chesapeake, Virginia, GO,
 1,000,000    5.50%, due 05/01/2011, prerefunded 05/01/2005 @ 100 ..   1,042,680
            Chesterfield Co., Virginia, GO,
    85,000    6.25%, due 07/15/2005 ..............................        88,213
 1,000,000    4.75%, due 01/01/2013, prerefunded 01/01/2008 @ 102 ..   1,077,960
            Fairfax Co., Virginia, Econcomic Dev. Authority, Revenue,
 1,000,000    5.00%, due 06/01/2018 ....  ..........................   1,082,750
            Hampton, Virginia, GO,
 1,000,000    5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 ..   1,145,650
            Hanover Co., Virginia, GO,
 1,000,000    5.125%, due 07/15/2013 ...............................   1,110,430
            Hanover Co., Virginia, Industrial Dev. Authority,
             Revenue,
 1,000,000    6.50%, due 08/15/2009 ................................   1,161,340
            Henrico Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000    5.50%, due 11/01/2008 ................................   1,114,710
            James City, Virginia, SVC Authority, Water and Sewer, Revenue,
 1,000,000    5.125%, due 01/15/2017 ...............................   1,099,320
            Loudoun Co., Virginia, Industrial Dev. Authority, Public
             Facility Lease, Revenue,
 1,000,000    5.00%, due 03/01/2019 ................................   1,067,910
            Medical College of Virginia, Hospitals Authority, Revenue,
   700,000    5.00%, due 07/01/2013 ................................     760,648
            Newport News, Virginia, GO,
 1,000,000    5.625%, due 07/01/2014, prerefunded 07/01/2005 @ 102..   1,050,120
            Norfolk, Virginia, Industrial Dev. Authority, Revenue,
 1,000,000    6.50%, due 11/01/2013 ................................   1,023,680
            Norfolk, Virginia, Water, Revenue,
 1,000,000    5.00%, due 11/01/2016 ................................   1,086,850
            Pamunkey, Virginia, Regional Jail Authority, Jail Facility,
             Revenue,
 1,000,000    5.70%, due 07/01/2010, prerefunded 07/01/2006 @ 102 ..   1,086,160
            Portsmouth, Virginia, GO,
   800,000    5.00%, due 08/01/2017 ................................     852,768
            Prince William Co., Virginia, Park Authority, Revenue,
   250,000    6.10%, due 10/15/2004, escrowed to maturity ..........     250,465
            Richmond, Virginia, GO,
 1,000,000    5.45%, due 01/15/2008 ................................   1,099,340
            Richmond, Virginia, Industrial Dev. Authority,
             Government Facilities, Revenue,
 1,010,000    4.75%, due 07/15/2010 ................................   1,103,061
            Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000    5.25%, due 07/15/2014 ................................   1,134,650
            Roanoke, Virginia, GO,
   185,000    5.00%, due 08/01/2009, prerefunded 08/01/2006 @ 102...     199,140
   815,000    5.00%, due 08/01/2009 ................................     873,215

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE     OBLIGATION (GO) BONDS -- 98.8% (Continued)                  VALUE
--------------------------------------------------------------------------------
            Southeastern Public Service Authority, Virginia,
             Revenue,
$1,000,000    5.00%, due 07/01/2015 ................................ $ 1,112,860
            Suffolk, Virginia, GO,
   350,000    5.80%, due 06/01/2011, prerefunded 06/01/2006 @ 102 ..     379,768
 1,000,000    5.00%, due 12/01/2015 ................................   1,077,190
            University of Virginia, Revenue,
 1,000,000    5.25%, due 06/01/2012 ................................   1,114,820
            Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000    5.00%, due 07/01/2015 ................................     741,020
            Virginia Beach, Virginia, GO,
   800,000    5.25%, due 08/01/2010 ................................     888,176
            Virginia Commonwealth Transportation Board, Revenue,
   850,000    7.25%, due 05/15/2020 ................................     960,194
            Virginia State Resource Authority, Revenue,
   500,000    5.50%, due 05/01/2017 ................................     557,420
            Virginia State Housing Dev. Authority, Multi-Family,
             Revenue,
   150,000    6.60%, due 11/01/2012 ................................     153,809
   150,000    6.30%, due 11/01/2015 ................................     154,672
            Virginia State Public School Authority, Revenue,
 1,000,000    5.25%, due 08/01/2009 ................................   1,114,030
                                                                     -----------

            TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
             OBLIGATION (GO) BONDS (Cost $30,023,741) .............. $31,703,555
                                                                     -----------

================================================================================
  SHARES    MONEY MARKET FUNDS -- 0.1%                                  VALUE
--------------------------------------------------------------------------------
    19,166  First American Tax Free Obligation Fund -
             Class A (Cost $19,166) ..............................     $19,166
                                                                   -----------

            TOTAL INVESTMENTS AT VALUE -- 98.9% (Cost $30,042,907) $31,722,721

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1% ........     356,763
                                                                   -----------

            NET ASSETS -- 100.0% ................................. $32,079,484
                                                                   ===========

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
  SHARES    COMMON STOCKS -- 97.5%                                      VALUE
--------------------------------------------------------------------------------
            AUSTRALIA -- 3.2%
    62,030  Alumina Ltd. (b) ..................................... $   252,005
     9,320  BHP Billiton Ltd. (b) ................................      96,442
    62,030  WMC Resources Ltd. (b) ...............................     241,119
                                                                   -----------
                                                                       589,566
                                                                   -----------
            BELGIUM -- 1.1%
     8,408  Fortis(b) ............................................     200,526
                                                                   -----------

            CANADA -- 0.4%
     3,997  Placer Dome, Inc. ....................................      79,460
                                                                   -----------

            FINLAND -- 0.4%
     4,904  Nokia Oyj - ADR ......................................      67,283
                                                                   -----------

            FRANCE -- 7.8%
     4,106  Accor SA (b) .........................................     160,273
    19,682  Alcatel SA (b) .......................................     230,913
     1,815  Casino Guichard-Perrachon SA (b) .....................     138,806
     3,693  Compagnie de Saint-Gobain (b) ........................     189,970
     1,848  France Telecom SA (b) ................................      46,172
     2,166  Renault SA (b) .......................................     177,344
     2,715  Sanofi-Aventis (b) ...................................     197,516
     5,154  Suez SA (b) ..........................................     110,782
     6,821  Vivendi Universal SA (b) .............................     175,279
                                                                   -----------
                                                                     1,427,055
                                                                   -----------
            GERMANY -- 13.5%
     1,526  Allianz AG (b) .......................................     153,544
     1,761  Altana AG (b) ........................................     103,303
     5,329  Bayer AG (b) .........................................     145,855
     4,785  Bayerische Hypo-und Vereinsbank AG (b) ...............      91,631
     1,845  Bayerische Motoren Werke AG (b) ......................      76,039
     4,195  DaimlerChrysler AG (b) ...............................     173,420
     3,673  Deustche Bank AG (b) (b) .............................     264,122
     6,796  Infineon Technologies AG (a), (b) ....................      69,445
     3,403  KarstadtQuelle AG (b) ................................      53,457
     3,363  Metro AG (b) .........................................     149,679
     1,838  Muencher Rueckversicherungs-Gesellschaft AG (b) ......     176,906
     1,379  SAP AG (b) ...........................................     214,918
     3,301  Schering AG (b) ......................................     207,531
     4,508  Siemens AG (b) .......................................     331,413
     6,747  Volkswagon AG (b) ....................................     259,508
                                                                   -----------
                                                                     2,470,771
                                                                   -----------
            GREECE -- 0.9%
    12,344  Hellenic Telecommunications Organization SA (b) ......     166,099
                                                                   -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.5% (Continued)                          VALUE
--------------------------------------------------------------------------------
            ITALY -- 4.5%
     7,958  Assicurazioni Generali SpA (b) ....................... $   219,292
    15,993  Enel SpA (b) .........................................     130,614
    18,326  ENI SpA (b) ..........................................     411,307
    58,848  Pirelli & C. SpA (b) .................................      60,380
                                                                   -----------
                                                                       821,593
                                                                   -----------
            JAPAN -- 24.7%
    17,000  Bridgestone Corporation (b) ..........................     315,764
     2,900  Canon, Inc. (b) ......................................     136,368
    20,000  Daiwa Securities Group, Inc. (b) .....................     126,876
        48  East Japan Railway Company (b) .......................     248,520
       500  Electric Power Development Company Ltd. (b) ..........      12,249
     5,100  Honda Motor Company Ltd. (b) .........................     247,355
     5,000  Ito-Yokado Company Ltd. (b) ..........................     171,446
    73,000  ITOCHU Corporation (b) ...............................     311,433
     1,900  KYOCERA CORPORATION (b) ..............................     133,598
    27,000  Matsushita Electric Industrial Company Ltd. (b) ......     360,932
        15  Millea Holdings, Inc. (b) ............................     193,264
    18,000  Mitsubishi Estate Company Ltd. (b) ...................     187,826
        25  Mitsubishi Tokyo Financial Group, Inc. (b) ...........     207,932
    25,000  Nikko Cordial Corporation (b) ........................     101,320
    25,100  Nissan Motor Company Ltd. (b) ........................     271,485
    26,000  Nomura Holdings, Inc. (b) ............................     334,082
     1,900  ROHM COMPANY Ltd. (b) ................................     191,021
     4,500  SECOM Company Ltd. (b) ...............................     156,371
     4,500  Shin-Etsu Chemical Company Ltd. (b) ..................     161,835
        53  Sumitomo Mitsui Financial Group, Inc. (b) ............     302,907
     3,300  Tokyo Electron Ltd. (b) ..............................     160,825
        45  UFJ Holdings, Inc. (b) ...............................     198,083
                                                                   -----------
                                                                     4,531,492
                                                                   -----------
            NETHERLANDS -- 7.6%
     5,746  ABN AMRO Holdings NV (b) .............................     130,841
     8,982  Aegon NV (b) .........................................      97,225
     4,231  Akzo Nobel NV (b) ....................................     149,697
     8,186  ING Groep NV (b) .....................................     207,012
    30,677  Koninklijke (Royal) KPN NV (b) .......................     229,618
     6,408  Koninklijke (Royal) Philips Electronics NV (b) .......     147,032
     7,290  Royal Dutch Petroleum Company (b) ....................     376,020
     2,097  VNU NV (b) ...........................................      54,047
                                                                   -----------
                                                                     1,592,018
                                                                   -----------
            PORTUGAL -- 0.7%
    33,971  EDP - Energias de Portugal SA (b) ....................      99,319
    33,698  Sonae, S.G.P.S., SA (b) ..............................      37,745
                                                                   -----------
                                                                       137,064
                                                                   -----------
            SINGAPORE -- 0.9%
    18,000  DBS Group Holdings Ltd. (b) ..........................     171,092
                                                                   -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.5% (Continued)                          VALUE
--------------------------------------------------------------------------------
            SPAIN -- 3.7%
    21,755  Repsol YPF SA (b) .................................... $   477,659
    13,228  Telefonica SA (b) ....................................     198,500
                                                                   -----------
                                                                       676,159
                                                                   -----------
            SWEDEN -- 3.4%
    30,283  Nordea Bank AB (b) ...................................     248,092
    10,680  Skandinaviska Enskilda Banken AB (b) .................     165,499
    68,540  Telefonaktiebolaget LM Ericsson (a), (b) .............     213,885
                                                                   -----------
                                                                       627,476
                                                                   -----------
            SWITZERLAND -- 6.8%
     5,729  Credit Suisse Group (b) ..............................     182,991
       709  Nestle SA (b) ........................................     162,745
     7,311  Novartis AG (b) ......................................     341,250
     2,025  Roche Holdings AG (b) ................................     209,753
     1,484  Swiss Re (b) .........................................      85,569
       518  Swisscom AG (b) ......................................     179,994
       653  Zurich Financial Services AG (b) .....................      93,319
                                                                   -----------
                                                                     1,255,621
                                                                   -----------
            UNITED KINGDOM -- 17.9%
    31,831  BAE Systems PLC (b) ..................................     129,644
     6,470  Berkeley Group (The) PLC (b) .........................     148,130
    33,535  Cable & Wireless PLC (b) .............................      59,457
    22,925  GlaxoSmithKline PLC (b) ..............................     494,585
    35,242  Imperial Chemical Industries PLC (b) .................     135,081
    28,693  ITV PLC ..............................................      55,945
    44,089  J Sainsbury PLC (b) ..................................     203,591
    11,485  Kesa Electricals PLC .................................      58,867
    50,246  Kingfisher PLC (b) ...................................     280,543
    15,009  Land Securities Group PLC (b) ........................     319,289
    21,762  Lloyds TSB Group PLC (b) .............................     169,395
    27,256  Pilkington PLC (b) ...................................      44,685
    22,745  Prudential PLC (b) ...................................     185,397
     7,359  Rio Tinto PLC (b) ....................................     197,791
    29,427  Rolls-Royce Group PLC (b) ............................     135,071
    30,200  Shell Transport & Trading Company PLC (b) ............     221,623
    13,749  Whitbread PLC (b) ....................................     205,186
    43,225  William Morrison Supermarkets PLC (b) ................     150,594
   123,504  Woolworths Group PLC .................................      96,658
                                                                   -----------
                                                                     3,291,532
                                                                   -----------

            TOTAL COMMON STOCKS -- 97.5% (Cost $17,630,736) ...... $17,904,281

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5% ........     457,717
                                                                   -----------

            NET ASSETS -- 100.0%                                   $18,361,998
                                                                   ===========

(a) Non-income producing security.

(b) Fair value priced (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair

THE  JAMESTOWN  FUNDS
NOTES TO  FINANCIAL STATEMENTS  (CONTINUED)
================================================================================
valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Because the value of foreign securities may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund are priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's net asset value may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the periods ended September 30, 2004 and March 31, 2004, proceeds from redemption fees total $0 and $400, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the periods ended September 30, 2004 and March 31, 2004 was as follows:

------------------------------------------------------------------------------------------------
                                                                         EXEMPT-
                                    PERIODS   ORDINARY     LONG-TERM     INTEREST      TOTAL
                                     ENDED     INCOME     CAPITAL GAINS  DIVIDENDS DISTRIBUTIONS
------------------------------------------------------------------------------------------------
Jamestown Balanced Fund              9/30/04   $  511,170   $       --   $       --   $  511,170
                                     3/31/04   $1,584,645   $2,991,258   $       --   $4,575,903
------------------------------------------------------------------------------------------------
Jamestown Equity Fund                9/30/04   $   63,190   $       --   $       --   $   63,190
                                     3/31/04   $  127,664   $1,325,502   $       --   $1,453,166
------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund   9/30/04   $       --   $       --   $  589,833   $  589,833
                                     3/31/04   $       --   $       --   $1,211,959   $1,211,959
------------------------------------------------------------------------------------------------
Jamestown International Equity Fund  9/30/04   $   21,260   $       --   $       --   $   21,260
                                     3/31/04   $  150,544   $       --   $       --   $  150,544
------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax  character  of  distributable  earnings  at  September  30,  2004 was as follows:
--------------------------------------------------------------------------------

                                                                              JAMESTOWN       JAMESTOWN
                                            JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                             BALANCED         EQUITY           VIRGINIA        EQUITY
                                              FUND             FUND              FUND           FUND
------------------------------------------------------------------------------------------------------------
Cost of portfolio investments .......... $  53,580,738    $  38,875,352    $  30,022,727   $  17,694,698
                                         =============    =============    =============   =============

Gross unrealized appreciation .......... $  10,104,845    $   8,220,066    $   1,724,215   $     611,113
Gross unrealized depreciation ..........    (1,082,120)      (1,071,736)         (24,222)       (401,530)
                                         -------------    -------------    -------------   -------------
Net unrealized appreciation on
 investments ........................... $   9,022,725    $   7,148,330    $   1,699,993   $     209,583
Net unrealized depreciation on
 translation of assets and
 liabilities in foreign currencies......            --               --               --            (199)
Undistributed ordinary income ..........        39,934            5,727           22,837         125,745
Undistributed long-term gains ..........     1,390,996        1,587,421               --              --
Capital loss carryforwards .............            --               --          (79,673)    (19,373,636)
Other gains                                         --               --           26,592       1,837,054
Other temporary differences ............       (20,860)          (1,933)         (22,837)             --
                                         -------------    -------------    -------------   -------------
Total distributable earnings
 (accumulated deficit) ................. $  10,432,795    $   8,739,545    $   1,646,912   $ (17,201,453)
                                         =============    =============    =============   =============
--------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2004, the Funds had the following capital loss carryforwards for federal income tax purposes:
--------------------------------------------------------------------------------
                                                                   EXPIRES
                                                  AMOUNT           MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund              $   79,673           2009
--------------------------------------------------------------------------------
Jamestown International Equity Fund            $ 4,874,364           2010
                                                13,878,931           2011
                                                   620,341           2012
                                               -----------
                                               $19,373,636
                                               ===========
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

2. INVESTMENT  TRANSACTIONS
Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2004:

------------------------------------------------------------------------------------------------------------
                                                                              JAMESTOWN       JAMESTOWN
                                            JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                             BALANCED         EQUITY           VIRGINIA        EQUITY
                                              FUND             FUND              FUND           FUND
------------------------------------------------------------------------------------------------------------
Purchases of investment securities ...    $ 6,801,114      $ 5,737,836     $ 2,490,000      $20,176,219
                                          ===========      ===========     ===========      ===========

Proceeds from sales and maturities
 of investment securities ............    $10,489,796      $12,525,149     $ 3,448,690      $22,199,622
                                          ===========      ===========     ===========      ===========

------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 0.69% and 1.44%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $4,908 and $52,460, respectively, of such Funds' investment advisory fees during the six months ended September 30, 2004.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
4.  BROKERAGE ARRANGEMENT
In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $12,000 and $12,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the six months ended September 30, 2004.

5.  FOREIGN CURRENCY TRANSLATION
With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
================================================================================
upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 2004, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:
--------------------------------------------------------------------------------
      SETTLEMENT                        INITIAL        MARKET     NET UNREALIZED
         DATE           TO RECEIVE       VALUE         VALUE       APPRECIATION
--------------------------------------------------------------------------------
Contracts To Buy
 10/6/04              1,350,000 JPY   $ (12,139)     $ (12,252)     $      113
                                      ----------     ----------     ----------
Total buy contracts                   $ (12,139)     $ (12,252)     $      113
                                      ==========     ==========     ==========


JPY - Japanese Yen

7.  CONTINGENCIES AND COMMITMENTS
The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
--------------------------------------------------------------------------------
                                  Beginning         Ending
                                Account Value     Account Value    Expenses Paid
                               March 31, 2004    Sept. 30, 2004   During Period*
--------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
Based on Actual Fund Return      $1,000.00      $   1,000.30       $     4.36
Based on Hypothetical 5% Return
 (before expenses)               $1,000.00      $   1,020.71       $     4.41
--------------------------------------------------------------------------------

THE JAMESTOWN EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return      $1,000.00      $   1,000.80       $     4.41
Based on Hypothetical 5% Return
 (before expenses)               $1,000.00      $   1,020.66       $     4.46
--------------------------------------------------------------------------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

Based on Actual Fund Return      $1,000.00      $   1,006.60       $     3.47
Based on Hypothetical 5% Return
 (before expenses)               $1,000.00      $   1,021.61       $     3.50
--------------------------------------------------------------------------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return      $1,000.00      $     969.20       $     7.06
Based on Hypothetical 5% Return
 (before expenses)               $1,000.00      $   1,017.90       $     7.23
--------------------------------------------------------------------------------
* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

         The Jamestown Balanced Fund                     0.87%
         The Jamestown Equity Fund                       0.88%
         The Jamestown Tax Exempt Virginia Fund          0.69%
         The Jamestown International Equity Fund         1.43%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

================================================================================
     ----------------------------------------------------------------------



                          THE JAMESTOWN FUNDS

                          INVESTMENT ADVISOR
                          Lowe, Brockenbrough & Company, Inc.
                          1802 Bayberry Court
                          Suite 400
                          Richmond, Virginia 23226
                          www.jamestownfunds.com

                          ADMINISTRATOR
                          Ultimus Fund Solutions, LLC
                          P.O. Box 46707
                          Cincinnati, Ohio 45246-0707
                          (Toll-Free) 1-866-738-1126

                          INDEPENDENT AUDITORS
                          Ernst & Young LLP
                          1900 Scripps Center
                          312 Walnut Street
                          Cincinnati, Ohio 45202

                          LEGAL COUNSEL
                          Sullivan & Worcester LLP
                          One Post Office Square
                          Boston, Massachusetts 02109

                          BOARD OF TRUSTEES
                          Austin Brockenbrough, III
                          John T. Bruce
                          Charles M. Caravati, Jr.
                          J. Finley Lee, Jr.
                          Richard Mitchell
                          Richard L. Morrill
                          Harris V. Morrissette
                          Erwin H. Will, Jr.
                          Samuel B. Witt, III

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

     ----------------------------------------------------------------------
================================================================================

ITEM 2.   CODE OF ETHICS.

Not required

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election to the registrant's board of trustees.

ITEM 10.  CONTROLS AND PROCEDURES.

(a)(1) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 301-2(c) under the Investment Company Act of 1940), the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(a)(2) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto




Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Williamsburg Investment Trust
             -----------------------------------------------------


By (Signature and Title)*     /s/ John F. Splain
                           ---------------------------------------
                           John F. Splain, Secretary

Date          November 30, 2004
      ----------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*     /s/ John T. Bruce
                           ---------------------------------------
                           John T. Bruce, President (FBP Value
                           Fund and FBP Balanced Fund)

Date          November 30, 2004
      ----------------------------------


By (Signature and Title)*     /s/ Richard Mitchell
                           ---------------------------------------

                           Richard Mitchell, President (The Government
                           Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund)

Date          November 30, 2004
      ----------------------------------

By (Signature and Title)*     /s/ Charles M. Caravati III
                           ---------------------------------------

                           Charles M. Caravati III, President (The Jamestown Balanced Fund, The Jamestown Equity Fund and
                           The Jamestown International Equity Fund)

Date          November 30, 2004
      ----------------------------------

By (Signature and Title)*     /s/ Beth Ann Gustafson
                           ---------------------------------------

                           Beth Ann Gustafson, President (The
                           Jamestown Tax Exempt Virginia Fund)

Date          November 30, 2004
      ----------------------------------


By (Signature and Title)*     /s/ Joseph L. Antrim III
                           ---------------------------------------

                           Joseph L. Antrim III, President (The
                           Davenport Equity Fund)

Date          November 30, 2004
      ----------------------------------



By (Signature and Title)*     /s/ Mark J. Seger
                           ---------------------------------------

                           Mark J. Seger, Treasurer

Date          November 30, 2004
      ----------------------------------



* Print the name and title of each signing officer under his or her signature.